As filed with the Securities and Exchange Commission on April 22, 2002

Registration No. 33-97852

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM S-6
FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
OF SECURITIES OF UNIT INVESTMENT TRUSTS
REGISTERED ON FORM N-8B-2

Post-Effective Amendment No. 9
_________________
SOUTHLAND SEPARATE ACCOUNT L1
(Exact Name of Trust)

SOUTHLAND LIFE INSURANCE COMPANY
(Name of Depositor)
1290 Broadway
Denver, CO 80203
(Address of Depositor's Principal Executive Offices)

J. NEIL MCMURDIE, ESQ.	KIMBERLY J. SMITH, ESQ.
ING	ING
1290 Broadway	Retail Products Group
Denver, Colorado 80203-5699	1475 Dunwoody Drive
(303) 860-2127	West Chester, Pennsylvania 19380
(610) 425-3427
(Names and Addresses of Agents for Service)

_____________________________

It is proposed that this filing will become effective:

on ____________, 2002 pursuant to paragraph (a) of Rule 485
60 days after filing pursuant to paragraph (a) of Rule 485
X	on May 1, 2002 pursuant to paragraph (b) of Rule 485
immediately upon filing pursuant to paragraph (b) of Rule 485 this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of securities being registered: Future Dimensions variable life insurance policies.

SOUTHLAND SEPARATE ACCOUNT L1 (File No. 33-97852)
Cross-Reference Table

Form N-8B-2 Item No.	Caption in Prospectus

1, 2	Cover; Southland Life Insurance Company; Southland Separate Account L1

3	Inapplicable

4	Southland Life Insurance Company

5, 6	Southland Separate Account L1

7	Inapplicable

8	Financial Statements

9	Inapplicable

10(a), (b), (c), (d), (e)	Policy Summary; Policy Values; Determining Values in the Variable Investment Options; Charges and Deductions; Surrender; Partial Withdrawals; The Guaranteed Interest Account; Transfers of Account Value; Lapse; Reinstatement; Premium Payments

10(f)	Voting Privileges; Right to Change Operations

10(g), (h)	Right to Change Operations

10(i)	Tax Considerations; Detailed Information about the Policy; General Policy Provisions; The Guaranteed Interest Account

11, 12	Southland Separate Account L1

13	Policy Summary; Charges and Deductions; Group or Sponsored Arrangements, or Corporate Purchasers

14, 15	Policy Summary; Free Look Period; General Policy Provisions; Applying for a Policy

16	Premium Payments; How We Calculate Accumulation Unit Values

17	Premium Payments Affect Your Coverage; Surrender; Partial Withdrawals

18	Policy Summary; Tax Considerations; Detailed Information about the Policy; Southland Separate Account L1; Persistency Refund

19	Reports to Owners; Notification and Claims Procedures; Performance Information (Appendix B)

20	See 10(g) & 10(a)

21	Policy Loans

22	Policy Summary; Premium Payments; Grace Period; Southland Separate Account L1; Detailed Information about the Policy

23	Inapplicable

24	Inapplicable

25	Southland Life Insurance Company

26	Inapplicable

27, 28, 29, 30	Southland Life Insurance Company

31, 32, 33, 34	Inapplicable

35	Inapplicable

36	Inapplicable

37	Inapplicable

38, 39, 40, 41(a)	General Policy Provisions; Distribution of the Policies; Southland Life Insurance Company

41(b), 41(c), 42, 43	Inapplicable

44	Determining Values in the Variable Investment Options; How We Calculate Accumulation Unit Values

45	Inapplicable

46	Partial Withdrawals; Detailed Information about the Policy

47, 48, 49, 50	Inapplicable

51	Detailed Information about the Policy

52	Determining Values in the Variable Investment Options; Right to Change Operations

53(a)	Tax Considerations

53(b), 54, 55	Inapplicable

56, 57, 58	Inapplicable

59	Financial Statements

Prospectus

FUTURE DIMENSIONS
A FLEXIBLE PREMIUM ADJUSTABLE COMBINATION FIXED
AND VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by

Southland Life Insurance Company
and
Southland Separate Account L1

Consider carefully the policy charges and deductions beginning on page 53 in this prospectus.

You should read this prospectus and keep it for future reference. A prospectus for each underlying investment portfolio must accompany and should be read together with this prospectus.

This policy is not available in all jurisdictions. This policy is not offered in any jurisdiction where this type of offering is not legal. Depending on the state where it is issued, policy features may vary. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

We and our affiliates offer other insurance products which may have different fees and charges and better match your needs. Contact your agent/registered representative if you would like information about these other products.

Replacing your existing life insurance policy(ies) with this policy may not be beneficial to you. Your existing policy(ies) may be subject to fees or penalties upon surrender or cancellation.

Your Policy

  is a flexible premium adjustable combination fixed and variable life insurance policy is issued by Southland Life Insurance Company
  is guaranteed not to lapse during the first three policy years if you meet certain requirements is returnable by you during the free look period if you are not satisfied.

Your Premium Payments

  are flexible, so the premium amount and frequency may vary are allocated to variable investment options and the guaranteed interest account, based on your instructions
  are invested in shares of the underlying investment portfolios through the variable investment options
  are subject to specified deductions.

Your Account Value

  is the sum of your holdings in the variable investment options, the guaranteed interest account and the loan account has no guaranteed minimum value under the variable investment options. The value varies with the value of the underlying investment portfolios has a minimum guaranteed rate of return for amounts in the guaranteed interest account is subject to specified expenses and charges, including possible surrender charges.

Death Proceeds

  are paid if the policy is in force when the insured person dies are equal to the death benefit minus any outstanding policy loan, accrued loan interest and unpaid charges incurred before the insured person dies are calculated under your choice of options
            * Option A- a stated death benefit
            * Option B- a stated death benefit plus your account value
  are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

Neither the SEC nor any state securities commission has approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The life insurance policy described in this prospectus is NOT a bank deposit or obligation, federally insured or backed by any bank or government agency.

Date of Prospectus May 1, 2002

ISSUED BY:	Southland Life Insurance Company P.O. Box 173789 Denver, CO 80217-3789	UNDERWRITTEN BY:	ING America Equities, Inc. 1290 Broadway Denver, CO 80203-5699 (303) 860-2000
THROUGH ITS:	Southland Separate Account L1

ADMINISTERED BY:	Southland Customer Service Center P.O. Box 173789 Denver, CO 80217-3789 (800) 224-3035

"ING Southland Life," "we," "us," "our" and the "company" refer to Southland Life Insurance Company. "You" and "your" refer to the policy owner. The owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured person's lifetime.

State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policy. Your actual policy and any riders are the controlling documents. If you would like to review a copy of the policy and riders, contact our customer service center or your agent/registered representative.

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POLICY SUMMARY

This summary highlights some important points about your policy. The policy is more fully described in the other sections of this prospectus which should be read carefully before you purchase a policy.

Your Policy

Your policy provides life insurance protection on the insured person. The policy includes the basic policy, applications, and riders, amendments or endorsements. As long as the policy remains in force, we pay a death benefit at the death of the insured person. While your policy is in force, you may access a portion of your policy value by taking loans or partial withdrawals. You may surrender your policy for its net cash surrender value. At the policy anniversary nearest the insured person's 100th birthday you may surrender your policy or it will continue under the continuation of coverage provision. See Continuation of Coverage, page 36.

Factors to Consider Before Purchasing a Policy

The decision to purchase a policy should be discussed with your agent/registered representative. Make sure you understand the investment options your policy provides, its other features and benefits, its risks and the fees and expenses you will incur. Consider the following matters, among others:

  Life Insurance Coverage - Life insurance is not a short-term investment and should be purchased only if you need life insurance coverage. You should evaluate your need for life insurance coverage before purchasing a policy.
  Investment Risk - The value of the available variable investment options may fluctuate with the markets and interest rates. You should evaluate the policy's long-term investment potential and risks before purchasing a policy.
  Fees and Expenses - A policy's fees and expenses reflect costs associated with its features and benefits. Before purchasing a policy, compare the value that these various features and benefits have to you, given your particular circumstances, with the fees and expenses for those features and benefits.
  Exchanges - Replacing your existing life insurance policy(ies) with this policy may not be beneficial to you. Before purchasing a policy, determine whether your existing policy(ies) will be subject to fees or penalties upon surrender or cancellation. Also compare the fees, charges, coverage provisions and limitations, if any, of your existing policy(ies) with those of this policy.
  Sales Compensation - We pay compensation to firms for sales of the policy. See Distribution of the Policies, page 50.

Free Look Period

Within limits as specified by law, you have the right to examine your policy and return it for a refund if you are not satisfied for any reason. Generally, the refund will equal all premium payments we have received or the account value, depending on state law. The policy is then void. See Free Look Period, page 47.

Premium Payments

The policy is a flexible premium policy because the amount and frequency of the premium payments you make may vary within limits. You must make premium payments:

  for us to issue your policy;
  sufficient to keep your policy in force; and
  as necessary to continue certain benefits.

Depending on the amount of premium you choose to pay it may not be enough to keep your policy or certain riders in force. See Premium Payments Affect Your Coverage, page 26.

Allocation of Net Premium

This policy has premium-based charges which are subtracted from your payments. We add the balance, or net premium, to your policy based on your investment instructions. You may allocate the net premium among one or more variable investment options or the guaranteed interest account. See Allocation of Net Premium, page 25.

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Charges and Deductions

All charges presented here are guaranteed unless stated otherwise.

Charges and Deductions

Other Than Investment Portfolio Annual Expenses
(See Charges and Deductions, page 53)

Premium Deductions - Maximum amount deducted when each premium is received.

Charge	Amount Deducted
Tax Charges	2.5% for state and local taxes; 1.5% for estimated federal income tax treatment of deferred acquisition costs.
Sales Charge	Maximum of 4% of all premium payments; Currently, 4% of the first ten target premiums and none thereafter.
Daily Charge - Deducted daily and included in the daily unit value calculation.
Charge	Amount Deducted
Mortality & Expense Risk Charge	Percentage of account value invested in the variable investment options: 0.002466% daily (0.90% annually).
Monthly Charges - Maximum amount deducted each month from account value.
Charge	Amount Deducted
Policy Charge	$20 monthly for first policy year.
Administrative Charge	Maximum of $10; Currently, $6.
Cost of Insurance Charge	Varies based on current cost of insurance rates for each segment and the net amount at risk. Current cost of insurance rates depend on age, gender, policy duration, amount of target death benefit and premium class. Different cost of insurance rates will apply to each segment.
Rider Charges	Varies depending on the rider benefits you choose. See Riders, page 33.
Guaranteed Minimum Death Benefit Charge (if selected)	Maximum of $0.01 per $1,000 of stated death benefit during the guarantee period; Currently, $0.005 per $1,000 of stated death benefit during the guaranteed period.

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Transaction Fees - Maximum amount deducted on the transaction date.
Charge	Amount Deducted
Partial Withdrawal Fee	2% of the amount withdrawn, up to $25, after the first partial withdrawal each policy year.
Excess Illustration Fee	$25 per illustration after the first each policy year. We currently do not deduct this fee, but we reserve the right to deduct it in the future.
Surrender Charge	Administrative Surrender Charge:
  Maximum, $4 per $1,000 of stated death benefit for each death benefit segment.

Sales Surrender Charge:

  46% of premium received up to one target premium plus 44% of premium received between one and two target premiums. During the first two policy or segment years the sales surrender charge is capped at 26% of premiums up to one target premium, plus 6% between one and two target premiums, plus 5% in excess of two target premiums.

Surrender charge will be assessed upon a surrender of your policy, a decrease in your stated death benefit (by partial withdrawal or otherwise), or a lapse of your policy.

Guaranteed Interest Account

The guaranteed interest account guarantees principal and is part of our general account. Any amount you direct into the guaranteed interest account is credited with interest at a fixed rate. See Guaranteed Interest Account, page 21.

Variable Investment Options

The variable investment options under your policy are divisions of Southland Separate Account L1 (the separate account), a separate account of the company. Each variable investment option invests in a corresponding mutual fund (investment portfolio). If you invest in the variable investment options, you may make or lose money depending on market conditions. You do not invest directly in or hold shares of the investment portfolios.

Investment Portfolio Fees and Expenses.

The variable investment options purchase shares of the investment portfolios at net asset value. This price reflects investment management fees, 12b-1 distribution fees and other direct expenses which are set by the investment portfolio and deducted from the investment portfolio's assets as described in the following table. The fees and expenses are shown in gross amounts and net amounts after waiver or reimbursement of fees or expenses by the investment portfolio adviser.

These fees and expenses are not direct charges against a variable investment option's assets or reductions from policy values; rather, these expenses are included in computing each underlying investment portfolio's net asset value, which is the share price used to calculate the unit values of the variable investment options. For a more complete description of the investment portfolios' fees and expenses, see each investment portfolio's prospectus.

We receive 12b-1 distribution fees from some investment portfolios. Additionally, each of the investment portfolios or their affiliates pays us compensation for recordkeeping, administration or other services. The amount of compensation is usually based on the aggregate assets of the investment portfolio from policies that we issue or administer. Some investment portfolios or their affiliates pay us more than others and some of the amounts we receive may be significant.

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Risks Associated with Investing in the Investment Portfolios

Each investment portfolio has its own investment objective and risks. Information about the risks associated with investing in the investment portfolios is located in their separate prospectuses. Read the investment portfolio prospectuses in conjunction with this prospectus, and retain the prospectuses for future reference. See also Investment Portfolio Objectives, page 14.

An investment portfolio available through the policy may not be the same as a retail mutual fund with the same or similar name. Accordingly, the management, expenses and performance of an investment portfolio is likely to differ from a similarly named retail mutual fund.

The information in the following table was provided to us by the investment portfolios and we have not independently verified this information.

Investment Portfolio Annual Expenses (As a Percentage of Portfolio Average Net Assets)

Portfolio	Investment Management Fees	12b-1 Fees	Other Expenses	Total Portfolio Expenses	Fees and Expenses Waived or Reimbursed	Total Net Portfolio Expenses
The Alger American Fund
Alger American Growth Portfolio	0.75%	0.00%	0.06%	0.81%	N/A	0.81%
Alger American Leveraged AllCap Portfolio	0.85%	0.00%	0.07%	0.92%	N/A	0.92%
Alger American MidCap Growth Portfolio	0.80%	0.00%	0.08%	0.88%	N/A	0.88%
Alger American Small Capitalization Portfolio	0.85%	0.00%	0.07%	0.92%	N/A	0.92%
Fidelity Variable Insurance Products Fund
Asset Manager SM Portfolio	0.53%	N/A	0.11%	0.64%	N/A	0.64%
Contrafund ® Portfolio [1]	0.58%	N/A	0.10%	0.68%	N/A	0.68%
Equity-Income Portfolio [1]	0.48%	N/A	0.10%	0.58%	N/A	0.58%
Growth Portfolio [1]	0.58%	N/A	0.10%	0.68%	N/A	0.68%
High Income Portfolio [1]	0.58%	N/A	0.13%	0.71%	N/A	0.71%
Index 500 Portfolio [2]	0.24%	N/A	0.11%	0.35%	N/A	0.35%
Investment Grade Bond Portfolio	0.43%	N/A	0.11%	0.54%	N/A	0.54%
Money Market Portfolio	0.18%	N/A	0.10%	0.28%	N/A	0.28%
Overseas Portfolio [1]	0.73%	N/A	0.19%	0.92%	N/A	0.92%
The GCG Trust
Fully Managed Portfolio	0.94%	0.00%	0.01%	0.95%	0.00%	0.95%
Limited Maturity Bond Portfolio	0.53%	0.00%	0.01%	0.54%	0.00%	0.54%
Mid-Cap Growth Portfolio	0.88%	0.00%	0.01%	0.89%	0.00%	0.89%
Research Portfolio	0.88%	0.00%	0.01%	0.89%	0.00%	0.89%
Total Return Portfolio	0.88%	0.00%	0.01%	0.89%	0.00%	0.89%
ING Partners, Inc
ING UBS Tactical Asset Allocation Portfolio - Initial Class [3]	0.90%	N/A	0.20%	1.10%	N/A	1.10%
ING Van Kampen Comstock Portfolio - Initial Class [3]	0.60%	N/A	0.35%	0.95%	N/A	0.95%
ING Income Shares
ING VP Bond Portfolio - Class R Shares	0.40%	N/A	0.10%	0.50%	N/A	0.50%
ING Variable Portfolios, Inc
ING VP Index Plus LargeCap Portfolio - Class R Shares [4]	0.35%	N/A	0.10%	0.45%	N/A	0.45%
ING VP Index Plus MidCap Portfolio - Class R Shares [4]	0.40%	N/A	0.15%	0.55%	N/A	0.55%
ING VP Index Plus SmallCap Portfolio - Class R Shares [4]	0.40%	N/A	0.31%	0.71%	0.11%	0.60%

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Portfolio	Investment Management Fees	12b-1 Fees	Other Expenses	Total Portfolio Expenses	Fees and Expenses Waived or Reimbursed	Total Net Portfolio Expenses
ING Variable Products Trust
ING VP Growth Opportunities Portfolio - Class R Shares [5]	0.75%	N/A	1.07%	1.82%	0.92%	0.90%
ING VP MagnaCap Portfolio - Class R Shares [5]	0.75%	N/A	1.47%	2.22%	1.32%	0.90%
ING VP MidCap Opportunities Portfolio - Class R Shares [5]	0.75%	N/A	1.91%	2.66%	1.76%	0.90%
ING VP SmallCap Opportunities Portfolio - Class R Shares [5]	0.75%	N/A	0.40%	1.15%	0.25%	0.90%
INVESCO Variable Investment Funds, Inc.
INVESCO VIF-Core Equity Fund [6]	0.75%	N/A	0.34%	1.09%	0.00%	1.09%
INVESCO VIF-Utilities Fund [6,7]	0.60%	N/A	0.77%	1.37%	0.22%	1.15%
Janus Aspen Series [8]
Janus Aspen Aggressive Growth Portfolio	0.65%	N/A	0.02%	0.67%	N/A	0.67%
Janus Aspen Balanced Portfolio	0.65%	N/A	0.01%	0.66%	N/A	0.66%
Janus Aspen Growth Portfolio	0.65%	N/A	0.01%	0.66%	N/A	0.66%
Janus Aspen International Growth Portfolio	0.65%	N/A	0.06%	0.71%	N/A	0.71%
Janus Aspen Worldwide Growth Portfolio	0.65%	N/A	0.04%	0.69%	N/A	0.69%
Pioneer Variable Contracts Trust
Mid Cap Value VCT Portfolio - Class I Shares	0.65%	N/A	0.14%	0.79%	N/A	0.79%
Small Cap Value VCT Portfolio - Class I Shares [9,10]	0.75%	N/A	77.09%	77.84%	76.59%	1.25%
Putnam Variable Trust
Putnam VT Growth and Income Fund - Class IB Shares [11]	0.46%	0.25%	0.05%	0.76%	N/A	0.76%
Putnam VT New Opportunities Fund - Class IB Shares [11]	0.54%	0.25%	0.05%	0.84%	N/A	0.84%
Putnam VT Small Cap Value Fund - Class IB Shares [11]	0.80%	0.25%	0.14%	1.19%	N/A	1.19%
Putnam VT Voyager Fund - Class IB Shares [11]	0.53%	0.25%	0.04%	0.82%	N/A	0.82%

____________________________

1     Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

2     The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time. Including this reimbursement, the Management (Advisory) Fees, Other Expenses and Total Fund Annual Expenses in 2001 were 0.24%, 0.04% and 0.28%, respectively.

3     Other Expenses shown in the above table are based on estimated amounts for the current fiscal year.

4     ING Investments, LLC, the investment adviser to each Portfolio, has entered into written expense limitation agreements with each Portfolio under which it will limit expenses of the Portfolios, excluding interest, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years. The amount of each Portfolio's expenses waived or reimbursed during the last fiscal year by the Portfolio's investment adviser is

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shown under the heading "Fees and Expenses Waived or Reimbursed" in the table above. For each Portfolio, the expense limits will continue through at least December 31, 2002.

5     ING Investments, LLC has entered into written expense limitation agreements with each Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years. The amount of each Portfolio's expenses waived or reimbursed during the last fiscal year by ING Investments, LLC is shown under the heading "Fees and Expenses Waived or Reimbursed" in the table above. The expense limits will continue through at least October 31, 2002.

6     The Portfolios' "Other Expenses" and "Total Portfolio Expenses" were lower than the figure shown because their custodian fees were reduced under expense offset arrangements.

7     INVESCO absorbed a portion of VIF-Utilities Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.55% and 1.15%, respectively.

8     All expenses are shown without the effect of any expense offset arrangements

9     The Total Net Fund Annual Expenses in the table above reflect the expense limitation in effect through December 31, 2002 under which Pioneer has agreed not to impose all or a portion of its management fee and if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.25% of the average daily net assets attributable to Class I shares; the portion of the portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares.

10     The Portfolio commenced operations on November 8, 2001, therefore Other Expenses shown above are annualized. Including the reimbursements and waivers applied by Pioneer, the Management (Advisory) Fees, Other Expenses and Total Fund Annual Expenses for the year ended December 31, 2001 were 0.00%, 1.25%, and 1.25%, respectively.

11     Reflects an increase in 12b-1 fees payable to Putnam Investment Management, LLC ("Putnam Management"). The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Actual 12b-1 fees during the most recent fiscal year were 0.22% of average net assets.

Policy Values

Your policy account value is the amount you have in the guaranteed interest account, plus the amount you have in each variable investment option. If you have an outstanding policy loan, your account value includes the amount in the loan account. See Policy Values, page 37 and Partial Withdrawals, page 43.

Your Account Value in the Variable Investment Options

Accumulation units are the way we measure value in the variable investment options. Accumulation unit value is the value of one unit of a variable investment option on a valuation date. Each variable investment option has a different accumulation unit value. See Determining Values in the Variable Investment Options, page 38.

The accumulation unit value for each variable investment option reflects the investment performance of the underlying investment portfolio during the valuation period. Each accumulation unit value reflects asset-based charges under the policy, and the expenses of the investment portfolios. See Determining Values in the Variable Investment Options, page 38 and How We Calculate Accumulation Unit Values, page 38.

Transfer of Account Value

You may make unlimited free transfers among the variable investment options or to the guaranteed interest account each policy year. There are restrictions on transfers from the guaranteed interest account. The minimum transfer amount is $100. See Transfer of Account Value, page 39.

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Special Policy Features

Designated Deduction Option

You may designate one investment option from which we will deduct all of your monthly deductions. See Designated Deduction Option, page 35.

Riders

You may attach additional benefits to your policy by rider. In most cases, we deduct an additional monthly charge from your account value for these benefits. See Riders, page 33.

Dollar Cost Averaging

Dollar cost averaging is a systematic plan of transferring account values to selected investment options. It is intended to protect your policy's value from short-term price fluctuations. However, dollar cost averaging does not assure a profit, nor does it protect against a loss in a declining market. Dollar cost averaging is free. See Dollar Cost Averaging, page 40.

Automatic Rebalancing

Automatic rebalancing periodically reallocates your net account value among your selected investment options to maintain your specified distribution of account value among those investment options. Automatic rebalancing is free. See Automatic Rebalancing, page 41.

Loans

You may take loans against your policy's net cash surrender value. We charge a maximum annual loan interest rate of 4% for preferred loans and 6% for other loans. When you take a policy loan, we transfer an amount equal to your loan to the loan account as collateral for your loan. We credit an annual interest rate of 4% on amounts held in the loan account as collateral for your loan. See Policy Loans, page 41.

Policy loans reduce your policy's death benefit and may cause your policy to lapse.

Loans may have tax consequences. See Tax Considerations, page 59.

Partial Withdrawals

You may withdraw part of your net cash surrender value after your first policy anniversary. You may make up to twelve partial withdrawals per policy year. Partial withdrawals may reduce your policy's death benefit and will reduce your account value. We assess a fee for each partial withdrawal after the first each policy year. Surrender charges may also apply. See Partial Withdrawals, page 43.

Some policies with a high account value may qualify for a partial withdrawal before the first policy anniversary. Partial withdrawals may have tax consequences. See Partial Withdrawals, page 43 and Tax Considerations, page 59.

Persistency Refund

Beginning in your eleventh policy year, where permitted by law, we add a persistency refund to your account value. See Persistency Refund, page 37.

Policy Modification, Termination and Continuation Features

Right to Change Policy

For 24 months after the policy date you may change your policy to a guaranteed policy, unless state law requires differently. There is no charge for this change. See Right to Change Policy, page 36.

Surrender

You may surrender your policy for its net cash surrender value at any time while the insured person is living. All insurance coverage ends on the date we receive your request. If the surrender charge exceeds the available cash value, there will be no proceeds paid to you on surrender. See Surrender, page 47.

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A surrender may have tax consequences. See Tax Considerations, page 59.

Lapse

In general, insurance coverage continues as long as your net account value is enough to pay the monthly deductions. However, your policy will not lapse if either the guaranteed minimum death benefit feature or the special continuation period is in effect and you have met all the requirements. See Lapse, page 44, Guaranteed Minimum Death Benefit, page 31 and Special Continuation Period, page 25.

Reinstatement

You may reinstate your policy and riders within five years of its lapse if you still own the policy and the insured person is still insurable. You will also need to pay the required reinstatement premium.

If the guaranteed minimum death benefit lapses and you do not correct it, this feature terminates. Once it terminates, you cannot reinstate this feature.

If you had a policy loan existing when coverage ended, we will reinstate it with accrued loan interest to the date of the lapse. See Reinstatement, page 46.

Continuation of Coverage

If the policy is in force on the policy anniversary nearest the insured person's 100th birthday, the policy will automatically continue pursuant to the terms of the policy unless you surrender it or such continuation is prohibited by state law. See Continuation of Coverage, page 36.

Death Benefits

After the insured person's death, we pay death proceeds to the beneficiaries if your policy is still in force. Based on the death benefit option you have chosen and whether or not you have coverage under an adjustable term insurance rider, your policy's death benefit may vary.

We generally require a minimum stated death benefit of $100,000 to issue your policy. However, we may lower this minimum for group or sponsored arrangements, or corporate purchasers. See Death Benefits, page 26.

You may change your death benefit amount while your policy is in force, subject to certain restrictions. See Changes in Death Benefit Amounts, page 30.

Tax Considerations

Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract. See Tax Status of the Policy, page 59.

Assuming the policy qualifies as a life insurance contract under current federal income tax law, your account value earnings are generally not subject to income tax as long as they remain within your policy. However depending on circumstances, the following events may cause taxable consequences for you:

  partial withdrawals
  loans
  surrender
  lapse.

In addition, if your policy is a modified endowment contract, a loan against or secured by the policy may cause income taxation. A penalty tax may be imposed on a distribution from a modified endowment contract as well. See Modified Endowment Contracts, page 60.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. A business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

You should consult a qualified legal or tax adviser before you purchase your policy.

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How the Policy Works

Future Dimensions      12

INFORMATION ABOUT ING SOUTHLAND LIFE, THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS

Southland Life Insurance Company

We are a stock life insurance company organized under the laws of the State of Texas in 1908. Our administrative offices are located at 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390. We are admitted to do business in the District of Columbia and all states except New York. At the close of 2001, we had over $26.8 billion of life insurance in force. As of December 31, 2001, our total assets were over $2.9 billion and capital and surplus were over $133 million measured on a statutory basis of accounting, as prescribed or permitted by the Texas Division of Insurance.

We are a wholly owned indirect subsidiary of ING Groep N.V. ("ING"), a global financial institution active in the field of insurance, banking and asset management. ING is headquartered in Amsterdam, The Netherlands.

ING companies offer a complete line of life insurance products, including:

  annuities
  individual life
  group life
  pension products
  market life reinsurance.

The principal underwriter and distributor for our policies is ING America Equities, Inc. ING America Equities is a stock corporation organized under the laws of the State of Colorado in 1993. It is a wholly owned subsidiary of Security Life of Denver Insurance Company (an affiliate) and is registered as a broker-dealer with the SEC and the National Association of Securities Dealers, Inc. ("NASD"). ING America Equities, Inc. is located at 1290 Broadway, Denver, Colorado 80203-5699.

Southland Separate Account L1

Separate Account Structure

We established Southland Separate Account L1 (the "separate account") on February 25, 1994, under Texas insurance law. It is a unit investment trust, registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise our management of the separate account or ING Southland Life.

The separate account is used to support our variable life insurance policies and for other purposes allowed by law and regulation. We may offer other variable life insurance contracts with different benefits and charges that invest in the separate account. We do not discuss these contracts in this prospectus. The separate account may invest in other securities not available for the policy described in this prospectus.

We own all the assets in the separate account. We credit gains to or charge losses against the separate account without regard to performance of other investment accounts.

Order of Separate Account Liabilities

State law provides that we may not charge general account liabilities against separate account assets equal to its reserves and other liabilities. This means that if we ever become insolvent, the separate account assets will be used first to pay separate account policy claims. Only if separate account assets remain after these claims have been satisfied can these assets be used to pay other policy owners and creditors.

The separate account may have liabilities from assets credited to other variable life policies offered by the separate account. If the assets of the separate account are greater than required reserves and policy liabilities, we may transfer the excess to our general account.

Investment Options

Investment options include the variable investment options and the guaranteed interest account, but not

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the loan account. The separate account has several investment options which invest in shares of underlying investment portfolios. The investment performance of a policy depends on the performance of the investment portfolios you choose.

Investment Portfolios

Each of the investment portfolios is a separate series of an open-end management investment company. The investment company receives investment advice from a registered investment adviser who, other than Aeltus Investment Management, Inc., Directed Services, Inc., ING Investments, LLC, and ING Life Insurance and Annuity Company are not affiliated with us.

The investment portfolios sell shares to separate accounts of insurance companies. These insurance companies may or may not be affiliated with us. This is known as "shared funding." Investment portfolios may sell shares as the underlying investment for both variable annuity and variable life insurance contracts. This process is known as "mixed funding."

The investment portfolios may sell shares to certain qualified pension and retirement plans that qualify under Section 401 of the Internal Revenue Code, as amended. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants.

If there is a material conflict, we will consider what should be done, including removing the investment portfolio from the separate account. There are certain risks with mixed and shared funding, and with selling shares to qualified pension and retirement plans. See the investment portfolios' prospectuses.

Investment Portfolio Objectives

Each investment portfolio has a different investment objective that it tries to achieve by following its own investment strategy. The objectives and policies of each investment portfolio affect its return and its risks. With this prospectus, you must receive the current prospectus for each investment portfolio. We summarize the investment objectives for each investment portfolio here, but you should carefully read each investment portfolio prospectus.

Certain investment portfolios offered under this policy have names, investment objectives and policies similar to other funds managed by the portfolio's investment adviser. The investment results of a portfolio may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any investment portfolio will be comparable to those of another fund managed by the same investment adviser.

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INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/Adviser/ Manager/ Sub-Adviser	Investment Objective
Alger American Growth Portfolio	Investment Manager: Fred Alger Management, Inc.	Seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.
Alger American Leveraged AllCap Portfolio	Investment Manager: Fred Alger Management, Inc.	Seeks long-term capital appreciation by investing, under normal circumstances, in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.
Alger American MidCap Growth Portfolio	Investment Manager: Fred Alger Management, Inc.	Seeks long-term capital appreciation by focusing on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.
Alger American Small Capitalization Portfolio	Investment Manager: Fred Alger Management, Inc.	Seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000® Growth Index or the S&P SmallCap 600 Index.
Asset Manager SM Portfolio	Investment Company: Fidelity Variable Insurance Products Investment Manager: Fidelity Management & Research Company	Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments. Assets are allocated among stocks, bonds, and short-term and money market instruments, maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.
Contrafund ® Portfolio	Investment Company: Fidelity Variable Insurance Products Investment Manager: Fidelity Management & Research Company	Seeks long-term capital appreciation. Normally invests primarily in common stocks of companies whose value the Portfolio's investment adviser believes is not fully recognized by the public.

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INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/Adviser/ Manager/ Sub-Adviser	Investment Objective
Equity-Income Portfolio	Investment Company: Fidelity Variable Insurance Products Investment Manager: Fidelity Management & Research Company	Seeks reasonable income. Also considers the potential for capital appreciation. Seeks to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Index. Normally invests at least 80% of total assets in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.
Growth Portfolio	Investment Company: Fidelity Variable Insurance Products Investment Manager: Fidelity Management & Research Company	Seeks to achieve capital appreciation. Normally invests primarily in common stocks of companies the investment adviser believes have above-average growth potential (often called "growth" stocks).
High Income Portfolio	Investment Company: Fidelity Variable Insurance Products Investment Manager: Fidelity Management & Research Company	Seeks a high level of current income while also considering growth of capital. Normally invests primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.
Index 500 Portfolio	Investment Company: Fidelity Variable Insurance Products Investment Manager: Fidelity Management & Research Company Sub-Adviser: Deutsche Asset Management, Inc.	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Index (S&P 500). Normally invests at least 80% of assets in common stocks included in the S&P 500.
Investment Grade Bond Portfolio	Investment Company: Fidelity Variable Insurance Products Investment Manager: Fidelity Management & Research Company	Seeks as high a level of current income as is consistent with the preservation of capital. Normally invests in U.S. dollar-denominated investment-grade bonds of medium and high quality.
Money Market Portfolio	Investment Company: Fidelity Variable Insurance Products Investment Manager: Fidelity Management & Research Company	Seeks as high a level of current income as is consistent with preservation of capital and liquidity. Invests in U.S. dollar-denominated money market securities and repurchase agreements, and may enter into reverse repurchase agreements.
Overseas Portfolio	Investment Company: Fidelity Variable Insurance Products Investment Manager: Fidelity Management & Research Company	Seeks long-term growth of capital. Normally invests at least 80% of total assets in foreign securities, primarily in common stocks.

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INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/Adviser/ Manager/ Sub-Adviser	Investment Objective
Fully Managed Portfolio	Investment Company: The GCG Trust Investment Manager: Directed Services, Inc. Portfolio Manager: T. Rowe Price Associates, Inc.	Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and prudent investment risk. Pursues an active asset allocation strategy whereby investments are allocated among three asset classes-equity securities, debt securities, and money market instruments. Invests primarily in common stocks of established companies that are believed to have above-average potential for capital growth.
Limited Maturity Bond Portfolio	Investment Company: The GCG Trust Investment Manager: Directed Services, Inc. Portfolio Manager: ING Investment Management, LLC (an affiliate)	Seeks highest current income consistent with low risk to principal and liquidity. As a secondary objective, seeks to enhance total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. Invests primarily in a diversified portfolio of limited maturity debt securities with average maturity dates of five years or less and in no cases more than seven years.
Mid-Cap Growth Portfolio	Investment Company: The GCG Trust Investment Manager: Directed Services, Inc. Portfolio Manager: Massachusetts Financial Services Company	Seeks long-term growth of capital. Normally invests at least 80% of its net assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts) of companies with medium market capitalizations which the Portfolio Manager believes have above-average growth potential.
Research Portfolio	Investment Company: The GCG Trust Investment Manager: Directed Services, Inc. Portfolio Manager: Massachusetts Financial Services Company	Seeks long-term growth of capital and future

income. Normally invests at least 80% of its net assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts). Focus is on companies the Portfolio Manager believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

Total Return Portfolio	Investment Company: The GCG Trust Investment Manager: Directed Services, Inc. Portfolio Manager: Massachusetts Financial Services Company	Seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income. Invests primarily in a combination of equity and fixed income securities.
ING UBS Tactical Asset Allocation Portfolio - Initial Class	Investment Company: ING Partners, Inc. Investment Adviser: ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) Sub-Adviser: UBS Global Asset Management (US) Inc.	Seeks total return, consisting of long-term capital appreciation and current income. Allocates assets between a stock portion that is designed to track the performance of the S&P 500 Composite Stock Index and a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.

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INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/Adviser/ Manager/ Sub-Adviser	Investment Objective
ING Van Kampen Comstock Portfolio - Initial Class	Investment Company:
ING Partners, Inc.
Investment Adviser:
ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company)
Sub-Adviser:
	Morgan Stanley Investment Management Inc. d/b/a Van Kampen	Seeks capital growth and income. Invests in a portfolio of equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks consisting principally of common stocks.
ING VP Bond Portfolio (formerly Aetna Income Shares d/b/a Aetna Bond VP)- Class R Shares	Investment Company: ING Income Shares Investment Adviser: ING Investments, LLC Sub-Adviser: Aeltus Investment Management, Inc. (Aeltus)	Seeks to maximize total return as is consistent with reasonable risk, through investment in a diversified portfolio consisting of debt securities. Under normal market conditions, invests at least 80% of net assets in high-grade corporate bonds, mortgage-related and other asset-backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
ING VP Index Plus LargeCap Portfolio (formerly Aetna Index Plus Large Cap VP) - Class R Shares	Investment Company: ING Variable Portfolios, Inc. (formerly Aetna Variable Portfolios, Inc.) Investment Adviser: ING Investments, LLC Sub-Adviser: Aeltus Investment Management, Inc. (Aeltus)	Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk. Invests at least 80% of net assets in stocks included in the S&P 500. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.
ING VP Index Plus MidCap Portfolio (formerly Aetna Index Plus Mid Cap VP) - Class R Shares	Investment Company: ING Variable Portfolios, Inc. (formerly Aetna Variable Portfolios, Inc.) Investment Adviser: ING Investments, LLC Sub-Adviser: Aeltus Investment Management, Inc. (Aeltus)	Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P 400), while maintaining a market level of risk. Invests at least 80% of net assets in stocks included in the S&P 400. The S&P 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.
ING VP Index Plus SmallCap Portfolio (formerly Aetna Index Plus Small Cap VP) - Class R Shares	Investment Company: ING Variable Portfolios, Inc. (formerly Aetna Variable Portfolios, Inc.) Investment Adviser: ING Investments, LLC Sub-Adviser: Aeltus Investment Management, Inc. (Aeltus)	Seeks to outperform the total return performance of the Standard and Poor's SmallCap 600 Index (S&P 600), while maintaining a market level of risk. Invests at least 80% of net assets in stocks included in the S&P 600. The S&P 600 is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

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INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/Adviser/ Manager/ Sub-Adviser	Investment Objective
ING VP Growth Opportunities Portfolio (formerly Pilgrim VP Growth Opportunities Portfolio) - Class R Shares	Investment Company: ING Variable Products Trust (formerly Pilgrim Variable Products Trust) Investment Adviser: ING Investments, LLC (formerly ING Pilgrim Investments, LLC)	Seeks long-term growth of capital. Invests primarily in common stock of U.S. companies that the portfolio managers feel have above average prospects for growth. Under normal market conditions, invests at least 65% of total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies.
ING VP MagnaCap Portfolio (formerly Pilgrim VP MagnaCap Portfolio) - Class R Shares	Investment Company: ING Variable Products Trust (formerly Pilgrim Variable Products Trust) Investment Adviser: ING Investments, LLC (formerly ING Pilgrim Investments, LLC)	Seeks growth of capital, with dividend income as a secondary consideration. Under normal conditions, invests at least 80% of assets in equity securities that meet the following criteria: attractive valuation characteristics; dividends; and balance sheet strength. Candidates are also analyzed for some catalyst or vector of change that may spark an increase in share price. Normally, investments are generally in larger companies that are included in the largest 500 U.S. companies as measured by sales, earnings or assets.
ING VP MidCap Opportunities Portfolio (formerly Pilgrim VP MidCap Opportunities Portfolio) - Class R Shares	Investment Company: ING Variable Products Trust (formerly Pilgrim Variable Products Trust) Investment Adviser: ING Investments, LLC (formerly ING Pilgrim Investments, LLC)	Seeks long-term capital appreciation. Normally invests at least 80% of assets in the common stocks of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth. For this Portfolio, mid-size companies are those with market capitalizations that fall within the range of companies in the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index).
ING VP SmallCap Opportunities Portfolio (formerly Pilgrim VP SmallCap Opportunities Portfolio) - Class R Shares	Investment Company: ING Variable Products Trust (formerly Pilgrim Variable Products Trust) Investment Adviser: ING Investments, LLC (formerly ING Pilgrim Investments, LLC)	Seeks long-term capital appreciation. Normally invests at least 80% of assets in the common stock of smaller, lesser-known U.S. companies that the portfolio manager believes have above average prospects for growth. For this Portfolio, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000® Index, which is an index that measures the performance of small companies.
VIF-Core Equity Fund (formerly, VIF-Equity Income Fund)	Investment Company: INVESCO Variable Investment Funds, Inc. Investment Adviser: INVESCO Funds Group, Inc.	Seeks to provide a high total return through both growth and current income by normally investing at least 65% (80% effective July 31, 2002) of its assets in common and preferred stock. At least 50% of common stock which the Fund holds will be dividend-paying common and preferred stocks. Stocks selected for the Fund generally are expected to produce income and consistent, stable returns. Although the Fund focuses on stocks of larger companies with a history of paying dividends, it also may invest in companies that have not paid regular dividends. The Fund will normally invest up to 5% of its assets in debt securities, generally corporate bonds that are rated investment grade or better.

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INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/Adviser/ Manager/ Sub-Adviser	Investment Objective
VIF-Utilities Fund	Investment Company: INVESCO Variable Investment Funds, Inc. Investment Adviser: INVESCO Funds Group, Inc.	Seeks capital growth. It also seeks current income. The Fund normally invests at least 80% of its assets in the equity securities and equity-related instruments of companies that produce, generate, transmit, or distribute natural gas or electricity, as well as in companies that provide telecommunications services, including local, long distance and wireless, and excluding broadcasting. The remainder of the fund's assets are not required to be invested in the utilities economic sector.
Janus Aspen Series Aggressive Growth Portfolio	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital	A nondiversified Portfolio that seeks long-term growth of capital. Invests primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Standard and Poor's (S&P) MidCap 400 Index.
Janus Aspen Series Balanced Portfolio	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. Will normally invest at least 25% of its assets in fixed-income securities.
Janus Aspen Series Growth Portfolio	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital	Seeks long-term growth of capital in a manner consistent with the preservation of capital. Invests primarily in common stocks selected for their growth potential. Although it can invest in companies of any size, it generally invests in larger, more established companies.
Janus Aspen Series International Growth Portfolio	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital	Seeks long-term growth of capital. Under normal circumstances, invests at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.
Janus Aspen Series Worldwide Growth Portfolio	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital	Seeks long-term growth of capital in a manner consistent with the preservation of capital. Invests primarily in common stocks of companies of any size located throughout the world. Normally invests in issuers from at least five different countries, including the United States. May at times invest in fewer than five countries or even in a single country.

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INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/Adviser/ Manager/ Sub-Adviser	Investment Objective
Mid Cap Value VCT Portfolio - Class I Shares	Investment Company: Pioneer Variable Contracts Trust Investment Adviser: Pioneer Investment Management, Inc.	Seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks. Normally, invests at least 80% of total assets in equity securities of mid-size companies, that is, companies with market values within the range of market values of companies included in Standard & Poor's MidCap 400 Index.
Small Cap Value VCT Portfolio - Class I Shares	Investment Company: Pioneer Variable Contracts Trust Investment Adviser: Pioneer Investment Management, Inc.	Seeks capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks. Normally, invests at least 80% of total assets in equity securities of small companies, that is, companies with market values within the range of market values of issuers included in the Russell 2000® Index.
Putnam VT Growth and Income Fund - Class IB Shares	Investment Company: Putnam Variable Trust Investment Adviser: Putnam Investment Management, LLC	Seeks capital growth and current income. The fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income or both.
Putnam VT New Opportunities Fund - Class IB Shares	Investment Company: Putnam Variable Trust Investment Adviser: Putnam Investment Management, LLC	Seeks long-term capital appreciation. The fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on growth stocks in sectors of the economy that Putnam Management believes have high growth potential.
Putnam VT Small Cap Value Fund - Class IB Shares	Investment Company: Putnam Variable Trust Investment Adviser: Putnam Investment Management, LLC	Seeks capital appreciation. The fund seeks its goal by investing at least 80% of its net assets in small companies of a size similar to those in the Russell 2000® Value Index.
Putnam VT Voyager Fund - Class IB Shares	Investment Company: Putnam Variable Trust Investment Adviser: Putnam Investment Management, LLC	Seeks capital appreciation. The fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on growth stocks.

Guaranteed Interest Account

You may allocate all or a part of your net premium and transfer your net account value into the guaranteed interest account. The guaranteed interest account guarantees principal and is part of our general account. It pays interest at a fixed rate that we declare.

The general account contains all of our assets other than those held in the separate account (variable investment options) or other separate accounts.

The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the guaranteed interest account under the Securities Act of 1933, as amended ("1933 Act"). Also, we have not registered the guaranteed interest account or the general account as an investment company under the Investment Company Act of 1940, as amended ("1940 Act") (because of exemptive and exclusionary provisions). This means that the general account, the guaranteed interest account and its interests are generally not subject to regulation under these Acts.

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The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the guaranteed interest account. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

The amount you have in the guaranteed interest account is all of the net premium you allocate to that account, plus transfers you make to the guaranteed interest account plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by deductions for charges from your account value allocated to it.

We declare the interest rate that applies to all amounts in the guaranteed interest account. This interest rate is never less than the minimum guaranteed interest rate of 3.5%. The credited interest rate will be in effect for an initial twelve-month period. Thereafter, the credited interest rate will be similarly guaranteed for successive twelve month periods at an interest rate current at that time. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the guaranteed interest account on a daily basis. We pay interest regardless of the actual investment performance of our general account. We bear all of the investment risk for the guaranteed interest account.

DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard Future Dimensions variable life insurance policy. There may be differences in the policy because of state requirements where we issue your policy. We describe all such differences in your policy.

If you would like to know about variations specific to your state, please ask your agent/registered representative. We can provide him/her with the list of variations that will apply to your policy.

Applying for a Policy

You purchase your policy by submitting an application to us. On the policy date, the insured person must be no older than age 75. The insured person is the person on whose life we issue a policy and upon whose death we pay death proceeds.

You may request that we back-date the policy up to six months to allow the insured person to give proof of a younger age for the purposes of your policy.

From time to time, we may accept an insured person who exceeds our normal maximum age limit. We will not unfairly discriminate in determining the maximum age at issue. All exceptions to our normal limit are dependent upon our ability to obtain acceptable reinsurance coverage for our risk with an older insured.

We and our affiliates offer other insurance products which may have different fees and charges and better match your needs. Contact your agent/registered representative if you would like information about these other products.

Temporary Insurance

If you apply and qualify, we may issue temporary insurance in an amount equal to the face amount of insurance for which you applied. The maximum amount of temporary insurance is $4.5 million, which includes any other in-force coverage you have with us. Temporary insurance may not be available in all states.

Temporary coverage begins when all of the following events have occurred:

  you have completed and signed our temporary life insurance coverage form we receive and accept a premium payment of at least your scheduled premium (selected on your application)
  parts I and II of the application are complete.

Temporary life insurance coverage ends on the earliest of:

  the date we return your premium payments
  five days after we mail notice of termination to the address on your application the date your policy coverage starts
  the date we refuse to issue a policy based on your application

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  90 days after you sign our temporary life insurance coverage form.

There is no death benefit under the temporary insurance agreement if:

  there is a material misrepresentation in statements on your application, conditional receipt, or temporary life insurance coverage form
  the person or persons intended to be insured die by suicide or self-inflicted injury the bank does not honor your premium check.

Policy Issuance

Before we issue a policy, we require satisfactory evidence of insurability of the insured person and payment of your initial premium. This evidence may include completion of underwriting and issue requirements.

The policy date shown on your policy schedule determines:

  monthly processing dates
  policy months
  policy years
  policy anniversaries.

It is not affected by when you receive the policy. The policy date may be different from the date we receive your first premium payment. Generally we charge monthly deductions from your policy date.

The policy date is determined one of three ways:

  the date you designate on your application, subject to our approval.
  the back-date of the policy to save age, subject to our approval and law.
  if there is no designated date or back-date, the policy date is:
  the date all underwriting and administrative requirements have been met if we receive your initial premium before we issue your policy; or
  the date we receive your initial premium if it is after we approve your policy for issue.

If you choose to have your policy date be earlier than the date we issue your policy (called back-dating), then the following charges will be charged from that earlier date on your first monthly processing date:

  mortality and expense risk charge;
  policy charge;
  administrative charge;
  cost of insurance charges;
  rider charges; and
  guaranteed minimum death benefit charge.

If you have elected to backdate your policy which enables you to benefit from a lower age for the purposes of calculating the cost of insurance charges on your policy, you should understand there are some inherent costs associated with your decision to backdate. For each month that your policy is backdated, the applicable cost of insurance charges are accumulated and deducted from your initial premium payment. Thus, backdating your policy has the effect of lowering your initial net premium and thus the amount available to be allocated to the investment options. On backdated policies the accrued cost of insurance charges deducted from the initial premium result in policy values being lower than those in any policy illustrations you have received.

Definition of Life Insurance

We apply a test to make sure that your policy meets the federal income tax definition of life insurance. The guideline premium/cash value corridor test applies to your policy. We may limit premium payments relative to your policy death benefit under this test. See Tax Status of the Policy, page 59.

Premium Payments

You may choose the amount and frequency of premium payments, within limits. You cannot make premium payments after the death of the insured person or after the continuation of coverage period begins. See Continuation of Coverage, page 36.

We consider payments we receive to be premium payments if you do not have an outstanding loan and your policy is not in the continuation of coverage period. After we deduct certain charges from your

Future Dimensions      23

premium payment, we add the remaining net premium to your policy.

A payment is received by us when it is received at our offices. After you have paid your initial premium, we suggest you send payments directly to us, rather than through your agent/ registered representative, to help assure the earliest crediting date.

Scheduled Premium

Your premium payments are flexible. You may select your scheduled (planned) premium (within our limits) when you apply for your policy. The scheduled premium, shown in your policy and schedule, is the amount you choose to pay over a stated time period. This amount may or may not be enough to keep your policy in force. You may receive premium reminder notices for the scheduled premium on a quarterly, semi-annual or annual basis. You are not required to pay the scheduled premium.

You may choose to pay your premium by electronic funds transfer each month. Your financial institution may charge for this service. If you choose to pay your initial premium by electronic transfer, please be sure to include the appropriate information as part of your application to avoid a delay in making your coverage effective.

You can change the amount of your scheduled premium within our minimum and maximum limits at any time. If you fail to pay your scheduled premium or if you change the amount of your scheduled premium, your policy performance will be affected. During the special continuation period, your scheduled premium should not be less than the minimum annual premium shown in your policy.

If you want the guaranteed minimum death benefit, your scheduled premium should not be less than the guarantee period annual premium shown in your policy. See Guaranteed Minimum Death Benefit, page 31.

Unscheduled Premium Payments

Generally speaking, you may make unscheduled premium payments at any time, however:

  We may limit the amount of your unscheduled premium payments that would result in an increase in the base death benefit amount required by the federal income tax law definition of life insurance. We may require satisfactory evidence that the insured person is insurable at the time that you make the unscheduled premium payment if the death benefit is increased due to your unscheduled premium payments.
  We may require proof that the insured person is insurable if your unscheduled premium payment will cause the net amount at risk to increase.
  We will return premium payments which are greater than the "seven-pay" limit for your policy if your payment would cause your policy to become a modified endowment contract, unless you have acknowledged in writing the new modified endowment contract status for your policy. The "seven-pay" limit is defined by the Internal Revenue Code, as amended and actuarially determined. It varies based on the age, gender and premium class of each insured, as well as the death benefit and additional benefits or riders on the policy. It is generally the maximum possible premium that we may receive during the first seven policy years in order for the policy not to be classified as a modified endowment contract.

See Modified Endowment Contracts, page 60 and Changes to Comply with the Law, page 62.

If you have an outstanding policy loan and you make an unscheduled payment, we will consider it a loan repayment, unless you tell us otherwise. If your payment is a loan repayment, we do not take tax or sales charges.

Target Premium

Target premium is not based on your scheduled premium. Target premium is actuarially determined based on the age, gender and premium class of the insured person. The target premium is used in determining your sales charge, surrender charge and the sales compensation we pay. It may or may not be enough to keep your policy in force. You are not

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required to pay the target premium and there is no penalty for paying more or less. The target premium for your policy and each additional segment is listed in your policy schedule.

Minimum Annual Premium

To qualify for the special continuation period, you must pay a minimum annual premium during each of your first three policy years.

Your minimum annual premium is based on:

  the insured person's age, gender and premium class
  the stated death benefit of your policy
  riders on your policy.

Your minimum annual premium is shown in the schedule pages of your policy. We may reduce the minimum annual premium for group or sponsored arrangements, or for corporate purchasers.

Special Continuation Period

The special continuation period, or no lapse guarantee period, is the first three policy years. Under the special continuation period, we guarantee that your policy will not lapse, regardless of its net account value, if on a monthly processing date:

  the sum of all premiums you have paid, minus partial withdrawals that you have taken, minus policy loans that you have taken, including accrued loan interest, is greater than or equal to;
  the minimum monthly premium for each policy month from the first month of your policy through the current monthly processing date.

The minimum monthly premium is one-twelfth of the minimum annual premium.

During the first three years of your policy, if there is not enough net account value to pay the monthly charges and you have satisfied these requirements, we do not allow your policy to lapse. We do not permanently waive these charges. Instead, we continue to deduct these charges which may result in a negative net cash surrender value, unless you pay enough premium to prevent this. The negative balance is your unpaid monthly charges owing. At the end of the special continuation period, to avoid lapse of your policy you must pay enough premium to bring the net account value to zero plus the amount that covers your estimated monthly charges for the following two months. See Lapse, page 44.

Allocation of Net Premium

The net premium is the balance remaining after we deduct tax and sales charges from your premium payment.

Insurance coverage does not begin until we receive your initial premium. It must be at least the sum of your scheduled premiums due from your policy date through your investment date.

The investment date is the first date we apply the net premium to your policy. If we receive your initial premium after we approve your policy for issue, the investment date is the date we receive your initial premium.

We apply the initial net premium to your policy after all of the following conditions have been met:

  we receive the required amount of premium
  all issue requirements have been received by our customer service center we approve your policy for issue.

Amounts you designate for the guaranteed interest account will be allocated to that account on the investment date. If your state requires return of your premium during the free look period, we initially invest amounts you have designated for the variable investment options in the variable investment option which invests in the Fidelity VIP Money Market Portfolio. We later transfer these amounts from this variable investment option to your selected variable investment options, based on your most recent premium allocation instructions, at the earlier of the following dates:

  five days after the date we mailed your policy plus the length of your state free look period; or
  the date we have received your delivery receipt plus the length of your state free look period.

If your state provides for return of account value during the free look period (or provides no free look

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period), we invest amounts you designated for the variable investment options directly into your selected investment options.

We allocate all later premium payments to your policy on the valuation date of receipt. We use your most recent premium allocation instructions specified in whole number percentages totaling 100%. A payment is received by us when it is received at our offices. After you have paid your initial premium, we suggest you send payments directly to us, rather than through your agent/registered representative, to help assure the earliest crediting date.

Premium Payments Affect Your Coverage

Unless you have the guaranteed minimum death benefit feature or your policy is in the special continuation period, your coverage lasts only as long as your net account value is enough to pay the monthly charges and your account value is more than your outstanding policy loan plus accrued loan interest. If you do not meet these conditions, your policy will enter the 61-day grace period and you must make a premium payment to avoid lapse. See Lapse, page 44 and Grace Period, page 44.

If you pay your minimum annual premium each year during the first three policy years and take no policy loan or withdrawals, we guarantee your policy and riders will not lapse during the special continuation period, regardless of your net account value. See Special Continuation Period, page 25.

Under the guaranteed minimum death benefit option, the base death benefit portion of your policy remains effective until the end of the guarantee period. The guaranteed minimum death benefit feature does not apply to riders which terminate when your policy is kept in force under this feature. You must meet all conditions of the guarantee. See Guaranteed Minimum Death Benefit, page 31.

Modified Endowment Contracts

There are special federal income tax rules for distributions from life insurance policies which are modified endowment contracts. These rules apply to policy loans, surrenders and partial withdrawals. Whether or not these rules apply depends upon whether or not the premium we receive is greater than the "seven-pay" limit.

If we find that your scheduled premium causes your policy to be a modified endowment contract on your policy date, we will require you to acknowledge that you know the policy is a modified endowment contract. We will issue your policy based on the scheduled premium you selected. If you do not want your policy to be issued as a modified endowment contract, you may reduce your scheduled premium to a level which does not cause your policy to be a modified endowment contract. We will then issue your policy based on the revised scheduled premium. See Modified Endowment Contracts, page 60.

Death Benefits

You decide the amount of insurance you need, now and in the future. You can combine the long-term advantages of permanent life insurance (base coverage) with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available with one policy. The stated death benefit is the permanent element of your policy. The adjustable term insurance rider is the term insurance element. See Adjustable Term Insurance Rider, page 33.

Generally we require a minimum stated death benefit of $100,000. We may reduce the minimum stated death benefit for group or sponsored arrangements, or corporate purchasers. Our underwriting procedures in effect at the time you apply may limit the maximum stated death benefit.

If you have an adjustable term insurance rider, at issue we restrict your target death benefit to no more than eleven times your stated death benefit. See Adjustable Term Insurance Rider, page 33.

It may be to your economic advantage to include part of your insurance coverage under the adjustable term insurance rider. The adjustable term insurance rider has no cash value, however, and provides no growth potential. Both the cost of insurance under the adjustable term insurance rider and the cost of

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insurance for the base death benefit are deducted monthly from your account value and generally increase with the age of the insured person. Use of the adjustable term insurance rider may reduce sales compensation, but may increase the monthly cost of insurance. Coverage provided by the adjustable term insurance rider is not included in any guaranteed minimum death benefit. See Adjustable Term Insurance Rider, page 33.

Your death benefit is calculated as of the date of death of the insured person.

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Death Benefit Summary

This chart assumes no death benefit option changes.

	Option A	Option B
Stated Death Benefit	The sum of death benefit segments under the policy. The stated death benefit changes when there is an increase or decrease or when a policy transaction causes it to change.	The sum of death benefit segments under the policy. The stated death benefit changes when there is an increase or decrease or when a policy transaction causes it to change.
Base Death Benefit	The greater of: the stated death benefit; or the account value multiplied by the appropriate factor from the definition of life insurance factors.	The greater of: the stated death benefit plus the account value; or the account value multiplied by the appropriate factor from the definition of life insurance factors.
Target Death Benefit	Stated death benefit plus adjustable term insurance rider benefit, if any.	Stated death benefit plus adjustable term insurance rider benefit, if any.
Total Death Benefit	The greater of: the target death benefit; or the account value multiplied by the appropriate factor from the definition of life insurance factors.	The greater of: the target death benefit plus the account value; or the account value multiplied by the appropriate factor from the definition of life insurance factors.
Adjustable Term Insurance Rider Benefit	The total death benefit minus base death benefit, but not less than zero.

If the account value multiplied by the death benefit corridor factor is greater than the stated death benefit, the adjustable term insurance benefit will be decreased. It will be decreased so that the sum of the base death benefit and the adjustable term insurance rider benefit is not greater than the target death benefit. If the base death benefit becomes greater than the target death benefit, then the adjustable term insurance rider benefit is zero.

The total death benefit minus the base death benefit, but not less than zero.

If the account value multiplied by the death benefit corridor factor is greater than the stated death benefit plus the account value, the adjustable term insurance rider benefit will be decreased. It will be decreased so that the sum of the base death benefit and the adjustable term insurance rider benefit is not greater than the target death benefit plus the account value. If the base death benefit becomes greater than the target death benefit plus the account value, then the adjustable term insurance rider benefit is zero.

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Base Death Benefit

Your base death benefit can be different from your stated death benefit as a result of:

  your choice of death benefit option
  increases or decreases in the stated death benefit
  a change in your death benefit option.

Federal income tax law requires that your death benefit be at least as much as your account value multiplied by a factor defined by law. This factor is based on:

  the insured person's age
  the insured person's gender
  the guideline premium/cash value corridor test for the federal income tax law definition of life insurance. See Appendix A, page 170.

As long as your policy is in force, we will pay the death proceeds to your beneficiaries after the insured person dies. The beneficiaries are the people you name to receive the death proceeds from your policy. The death proceeds are:

  your base death benefit on the date of the insured person's death; plus the amount of any rider benefits; minus
  any outstanding policy loan with accrued loan interest; minus any outstanding charges and deductions incurred before the insured person's death.

There could be outstanding charges and deductions if the insured person dies while your policy is in the grace period or in the three-year special continuation period.

Death Benefit Options

You have a choice of death benefit options (described below). Your choice may result in your base death benefit being greater than your stated death benefit.

Option A: Under death benefit option A, your base death benefit is the greater of:

  your stated death benefit on the date of the insured person's death; or
  your account value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A.

With option A, positive investment performance generally reduces your net amount at risk, which lowers your policy's cost of insurance charge. Option A offers insurance coverage that is a set amount with potentially lower cost of insurance charges over time.

Option B: Under death benefit option B, your base death benefit is the greater of:

  your stated death benefit plus your account value on the date of the insured person's death; or
  your account value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A.

With option B, investment performance is reflected in your insurance coverage.

Changes in Death Benefit Options

You may request a change in your death benefit option on or after your first monthly processing date and before the continuation of coverage period begins.

Your death benefit option change is effective on your next monthly processing date after we approve it, so long as at least one day remains before your monthly processing date. If less than one day remains before your monthly processing date, the change will be effective on your second following monthly processing date.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can make this change for you.

A death benefit option change applies to your entire stated or base death benefit. Changing your death benefit option may reduce or increase your target death benefit, as well as your stated death benefit.

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We may not approve a death benefit option change if it reduces the target or stated death benefit below the minimum we require to issue your policy.

You may change from death benefit option A to option B, or from option B to option A. For you to change from death benefit option A to option B, we may require proof that the insured person is insurable under our normal rules of underwriting, unless prohibited by the terms of your policy.

On the effective date of your option change, your stated death benefit changes as follows:

Change From	Change To	Stated Death Benefit Following Change:

Option A	Option B	Your stated death benefit before the change minus your account value as of the effective date of the change.
Option B	Option A	Your stated death benefit before the change plus your account value as of the effective date of the change.

We increase or decrease your stated death benefit to keep the net amount at risk the same. There is no change to the amount of term insurance if you have an adjustable term insurance rider. See Cost of Insurance Charge, page 55.

If you change your death benefit option, we adjust the stated death benefit for each of your segments by allocating your account value to each death benefit segment. For example, if you change from death benefit option A to option B, your stated death benefit is decreased by the amount of your account value allocation to that segment. If you change from death benefit option B to option A, your stated death benefit is increased by the amount allocated to that segment.

We do not impose a surrender charge for a decrease in your stated death benefit caused by a change of death benefit option. We do not adjust the target premium when you change your death benefit option. See Surrender Charge, page 56.

Changing your death benefit option may have tax consequences. You should consult a tax adviser before making changes.

Changes in Death Benefit Amounts

Contact your agent/registered representative or our customer service center to request a change in the amount of your policy's death benefit. The change is effective on the next monthly processing date after we receive and approve your request. There may be underwriting or other requirements which must be met before your request can be approved. Your requested change must be for at least $10,000.

After we make your requested change, we will send you a new policy schedule page. Keep it with your policy. We may ask you to send your policy to us so that we can make the change for you. You may change the target death benefit once a policy year.

We may not approve a requested change if it will disqualify your policy as life insurance under federal income tax law. If we disapprove a change for any reason, we provide you with a notice of our decision. See Tax Considerations, page 59.

You may reduce your death benefit on or after your second policy anniversary. You may not decrease the stated death benefit below the minimum we require to issue your policy.

Requested reductions in the death benefit will be applied first to decrease the target death benefit. We decrease your stated death benefit only after your adjustable term insurance rider coverage is reduced to zero. If you have more than one segment, we divide decreases in stated death benefit among your death benefit segments pro rata unless law requires differently.

You may increase your target or stated death benefit after your first policy anniversary and before the insured person's 75th birthday.

You must provide satisfactory evidence that the insured person is still insurable to increase your death benefit. Unless you tell us differently, we assume your request for an increase in your target

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death benefit is also a request for an increase to your stated death benefit. Thus, the amount of your adjustable term insurance rider will not change.

The initial death benefit segment, or first segment, is the stated death benefit on your policy's effective date. A requested increase in stated death benefit will cause a new segment to be created. Once created, it is permanent unless law requires differently. The segment year runs from the segments effective date to its anniversary.

Each new segment may have:

  a new sales charge.
  new cost of insurance charges, guaranteed and current.
  a new incontestability period.
  a new suicide exclusion period.
  a new target premium.
  a new minimum annual premium during the special continuation period.

We allocate the net amount at risk among death benefit segments in the same proportion that each segment bears to the total stated death benefit. Premium we receive after an increase is applied to your policy segments in the same proportion as the target premium for each segment bears to the total target premium for all segments. Sales charges are deducted from each segment's premium based on the length of time the segment has been effective.

If a death benefit option change causes the stated benefit to increase, no new segment is created. Instead, the size of each existing segment(s) is (are) changed. If it causes the stated death benefit to decrease, each segment is decreased.

There may be tax consequences as a result of a decrease in your death benefit, as well as a possible surrender charge. Decreasing the face amount of your policy could cause the policy to be classified as a modified endowment contract and could subject prior and subsequent distributions (including loans) from your policy to be subject to adverse tax treatment. You should consult a tax adviser before changing your death benefit amount See Modified Endowment Contracts, page 60.

Guaranteed Minimum Death Benefit

Usually, your coverage lasts only as long as your net account value is enough to pay the monthly charges and your account value is more than your outstanding policy loan plus accrued loan interest. Your account value depends on:

  the timing and amount of premium payments.
  the investment performance of the variable investment options.
  the interest you earn in the guaranteed interest account.
  the amount of your monthly charges.
  partial withdrawals you take.
  loan activity you may have.

The guaranteed minimum death benefit may be selected only at policy issue. This rider extends the period that your policy's stated death benefit remains in effect even if the variable investment options perform poorly. See your rider and policy to determine how your benefits are affected.

There are two guaranteed minimum death benefit options. These options vary primarily by the length of the guarantee period:

  The later of ten policy years or until the insured person is age 65.

  The lifetime of the insured person or to the policy anniversary nearest the insured person's 100th birthday.

The guaranteed minimum death benefit coverage does not apply to riders, including the adjustable term insurance rider. Therefore, if your net account value is not enough to pay the deductions as they come due on your policy and if your policy is no longer in the special continuation period, only the stated death benefit portion of your coverage is guaranteed to stay in force.

Charges for base coverage and the guaranteed minimum death benefit are deducted each month to the extent there is sufficient net account value to pay these charges. If there is not sufficient net account value to pay a charge, it is permanently waived. Deduction of charges will resume once there is sufficient net account value.

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The guaranteed minimum death benefit is not available in some states.

During the guarantee period, we will deduct a monthly charge for this rider from your account value. See Monthly Deductions From Your Account Value, page 54.

Requirements to Maintain the Guarantee Period

To qualify for the guaranteed minimum death benefit you must pay premium at least equal to the guarantee period annual premium. The guarantee period monthly premium is one-twelfth of the guarantee period annual premium. Your net account value must meet certain diversification requirements.

The guarantee period annual premium for the guaranteed minimum death benefit option 1 (the later of ten policy years or until the insured person is age 65) will be based on:

  the insured person's age, gender and premium class.
  the stated death benefit of your policy.
  riders on your policy.

The guarantee period annual premium for the guaranteed minimum death benefit option 2 (the lifetime of the insured person or to the policy anniversary nearest the insured person's 100th birthday) will be equal to the guideline annual premium determined under the federal income tax law definition of life insurance. The guarantee period annual premium for option 2 will be greater than that required for option 1.

Although the required guarantee period annual premium level is different for the two options, the guaranteed minimum death benefit operates similarly for either option.

At each monthly processing date we test to see if you have paid enough premium to keep your guarantee in place. We calculate:

  actual premiums we receive; minus
  the amount of any partial withdrawals you make; minus
  policy loan amounts you take with accrued loan interest. This amount must equal or exceed:
  the sum of the guarantee period monthly premium payments for each policy month starting with your first policy month through the end of the policy month that begins on the current monthly processing date.

You must continually meet the requirements of the guarantee period for this feature to remain in effect. We show the guarantee period annual premium on your policy schedule. If your policy benefits increase, the guarantee period annual premium increases.

In addition, the guarantee period ends if your net account value on any monthly processing date is not diversified as follows:

  your net account value is invested in at least five investment options; and

  no more than 35% of your net account value is in any one investment option.

Your policy will continue to meet the diversification requirements if:

  you have automatic rebalancing and you meet the two diversification tests listed above; or

  you have dollar cost averaging which results in transfers into at least four investment options with no more than 35% of any transfer directed to any one.

See Dollar Cost Averaging, page 40, and Automatic Rebalancing, page 41.

If you select the guaranteed minimum death benefit option, you must make sure your policy satisfies the premium test and diversification test continuously from your policy date. If your policy fails to satisfy either test, we will send you a notice and give you a thirty day opportunity to correct the condition. If you do not correct it, this feature terminates. Once it terminates, you cannot reinstate the guaranteed minimum death benefit feature. The guarantee period annual premium then no longer applies to your policy.

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Riders

Your policy may include benefits, attached by rider. A rider may have an additional cost. You may cancel riders at any time.

We may offer other riders not listed here. Not all riders may be available under your policy. Contact your agent/registered representative for a list of riders and their availability.

Adding or canceling riders may have tax consequences. See Modified Endowment Contracts, page 60.

Adjustable Term Insurance Rider

You may increase your death proceeds by adding an adjustable term insurance rider. This rider allows you to schedule the pattern of death benefits appropriate for anticipated needs. As the name suggests, the adjustable term insurance rider adjusts over time to maintain your desired level of coverage.

You specify a target death benefit when you apply for this rider. The target death benefit can be level for the life of your policy or can be scheduled to change at the beginning of a selected policy year(s). See Death Benefits, page 26.

We generally restrict your target death benefit to an amount not more than eleven times your stated death benefit at issue. In other words, if your stated death benefit is $100,000, then the maximum amount of target death benefit we allow you is $1,100,000.

The adjustable term insurance rider death benefit is the difference between your target death benefit and your base death benefit, but not less than zero. The rider's death benefit automatically adjusts daily as your base death benefit changes. Your death benefit depends on which death benefit option is in effect:

     Option A: If option A is in effect, the total death benefit is the greater of:

          a.     the target death benefit; or

          b.     the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

     Option B: If option B is in effect, the total death benefit is the greater of:

          a.     the target death benefit plus the account value; or

          b.     the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

For example, under option A, assume your base death benefit changes as a result of a change in your account value. The adjustable term insurance rider adjusts to provide death benefits equal to your target death benefit in each year:

Base Death Benefit	Target Death Benefit	Adjustable Term Insurance Rider Amount

$201,500	$250,000	$48,500
202,500	250,000	47,500
202,250	250,000	47,750

It is possible that the amount of your adjustable term insurance may be zero if your base death benefit increases enough. Using the same example, if the base death benefit under your policy grew to $250,000 or more, the adjustable term insurance would be zero.

Even when the adjustable term insurance is reduced to zero, your rider remains in effect until you remove it from your policy. Therefore, if later the base death benefit drops below your target death benefit, the adjustable term insurance rider coverage reappears to maintain your target death benefit.

You may change the target death benefit schedule after it is issued, based on our rules. See Changes in Death Benefit Amounts, page 30.

We may deny future, scheduled increases to your target death benefit if you cancel a scheduled change or if you ask for an unscheduled decrease in your target death benefit.

Partial withdrawals, changes from death benefit option A to option B and base decreases may reduce your target death benefit. See Partial Withdrawals,

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page 43 and Changes in Death Benefit Options, page 29.

There is no defined premium for a given amount of adjustable term insurance coverage. Instead, we deduct a separate monthly cost of insurance charge from your account value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage multiplied by the adjustable term death benefit in effect at the monthly processing date. The cost of insurance rates are determined by us from time to time. They will be based on the issue age, gender and premium class of the person insured, as well as the length of time since your policy date.

The only charge for this coverage is the cost of insurance charge. The total charges you pay may be more or less if you have greater coverage under an adjustable term insurance rider rather than as base death benefit. There are no sales charges or surrender charges for this coverage.

If the target death benefit is increased by you after the adjustable term insurance rider is issued, we use the same cost of insurance rate schedule for the entire coverage for this rider. These rates are based on the original premium classes even though satisfactory new evidence of insurability is required for the increased schedule. Although the maximum cost of insurance rates for this rider are equal to the maximum cost of insurance rates for the base death benefit, the current rates for this rider may be lower than current cost of insurance rates for the base death benefit. Guaranteed maximum cost of insurance rates will be stated in the policy. See Cost of Insurance Charge, page 55.

Not all policy features apply to the adjustable term insurance rider. The rider does not contribute to the policy account value nor to surrender value. It does not affect investment performance and cannot be used for a policy loan. The adjustable term insurance rider provides benefits only at the insured person's death.

Accelerated Death Benefit Rider

This rider pays part of the death benefit to you if a qualified doctor diagnoses a terminal illness of the insured person. Receipt of such an accelerated payment reduces the death benefit of your policy and its net cash surrender value by the percentage of eligible coverage that is accelerated. For example, if the accelerated payment is 75% of the eligible coverage, the new death benefit will be 25% of the amount just prior to acceleration. Any rider on the insured under the basic policy will also be reduced in the same manner. No policy loans are permitted after this rider is exercised. There is no charge for this rider. There may be tax consequences to requesting payment under this rider. See Tax Status of the Policy, page 59.

Accidental Death Benefit Rider

This rider will pay the benefit amount selected by you if the insured dies as a result of accident. The insured person may be no younger than age 5 and no older than age 60 at issue. The minimum coverage is $10,000. The maximum coverage is the lesser of the stated death benefit; or, $100,000 for an insured person age 5 through 25; or $300,000 for an insured person age 26 through 60. The maximum monthly charge for standard coverage under this rider is $0.15 per $1,000 of rider coverage depending on the insured person's age. The actual rates that apply to you may be lower and will be stated in your policy.

Additional Insured Rider

This rider provides death benefits upon the death of a named immediate family member. The insured person under the rider can be no older than age 75. You may add up to nine additional insured riders to your policy. We require proof of insurability for each person. The minimum coverage for each person is $10,000. The maximum coverage for all additional insured persons is five times your total stated death benefit. There is no defined premium for a given amount of additional insured rider coverage. Instead, we deduct a separate monthly cost of insurance charge from your account value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage(s) multiplied by the additional insured rider death benefit(s) in effect at the monthly processing date. The cost of insurance rates are determined by us from time to time. They are based on the issue age(s), gender(s) and premium class(es) of the insured person(s), as well as the length of time

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since your policy date. Rates for this rider will not exceed the levels in the 1980 Commissioner's Standard Ordinary Sex and Smoker Distinct Mortality Table. See Cost of Insurance Charge, page 55.

Children's Insurance Rider

This rider will allow you to add death benefit coverage on your children. You may cover children upon birth or legal adoption without presenting evidence of insurability to us. Each child must be at least 7 days old and no more than age 18. The primary insured person must be no less than age 15 and no more than age 55. The minimum coverage per child is $1,000. If your policy date is before May 1, 2000, the maximum coverage is $10,000 per child. If your policy date is on or after May 1, 2000, the maximum coverage is $25,000 per child. The monthly charge for this rider is $0.50 per $1,000 of rider coverage.

Guaranteed Insurability Rider

This rider will allow you to increase your stated death benefit without providing us with evidence that the insured person remains insurable while the policy is in force. The insured person may be no more than age 39. Increases are limited in amount and timing. The maximum monthly charge for this rider is $0.19 per $1,000 of coverage depending on the insured person's age. If you add this rider to your policy, you may not add the guaranteed minimum death benefit rider.

Guaranteed Minimum Death Benefit Rider

This rider provides that your stated death benefit will remain in force for the selected guarantee period regardless of the amount of your net account value, provided certain conditions are met. The maximum monthly charge for this rider is $0.01 per $1,000 of stated death benefit. See Guaranteed Minimum Death Benefit, page 31.

Waiver of Cost of Insurance Rider

If the insured person becomes totally disabled while your policy is in force, this rider provides that we waive the monthly expense charges, cost of insurance charges and rider charges during the disability period. The insured person must be no less than age 5 and no more than age 59. The maximum monthly charge for standard coverage under this rider is $23.04 per $100 of rider coverage depending on the insured person's age. The actual rates that apply to you may be lower and will be stated in your policy. The cost of this rider is included as part of the monthly cost of insurance charge. See Cost of Insurance Charge, page 55.

If you add this rider to your policy, you may not add the waiver of specified premium rider.

Waiver of Specified Premium Rider

If the insured person becomes totally disabled while your policy is in force, this rider provides that after a waiting period, we credit a specified premium amount monthly to your policy during the disability period. Subject to our underwriting, you specify the amount on the application for the policy. The insured person must be no less than age 5 and no more than age 59. The maximum monthly charge for this rider is $12.88 per $100 of rider coverage depending on the insured person's age and gender. The actual rates that apply to you may be lower and will be stated in your policy. If you add this rider to your policy, you may not add the waiver of cost of insurance rider.

Special Features

Designated Deduction Option

You may designate an investment option from which we will deduct your monthly charges. You may make this designation at any time. You may not use the loan account as your designated deduction option.

If you do not elect a designated deduction investment option or the amount in your designated deduction investment option is not enough to cover the monthly charges, then your monthly charges are taken from the variable investment options and guaranteed interest account in the same proportion that your account value in each has to your total net account value on the monthly processing date.

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Right to Change Policy

During the first 24 months after your policy date, you have the right to permanently change your policy to a guaranteed policy, unless state law requires differently. If you elect to make this change, unless state law requires that we issue you a new guaranteed policy, we will transfer the amount you have in the variable investment options to the guaranteed interest account and allocate all future net premium to the guaranteed interest account. We do not allow future payments or transfers to the variable investment options after you exercise this right. We do not charge for this change. See Guaranteed Interest Account, page 21.

Policy Maturity

If at the policy anniversary nearest the insured person's 100th birthday, you do not want the continuation of coverage feature you should surrender the policy for the net account value and end coverage. Part of this payment may be taxable. You should consult your tax adviser.

Continuation of Coverage

The continuation of coverage feature automatically continues your insurance coverage in force beyond the policy anniversary nearest the insured person's 100th birthday, unless prohibited by state law. If you do not surrender your policy before this date, after this date:

  we accept no further premium payments;
  your monthly charges cease;
  we deduct no further charges except transaction fees, if applicable;
  all riders terminate; and
  your account value is transferred into the guaranteed interest account and you no longer have access to the variable investment options.

You may take a policy loan or partial withdrawals. If we pay a persistency refund on the guaranteed interest account, it will be credited to your policy. See Persistency Refund, page 37.

If you have an outstanding policy loan, interest continues to accrue. If you fail to make sufficient loan or loan interest payments, it is possible that the loan balance plus accrued interest may become greater than your account value and cause your policy to lapse. To avoid lapse, you may repay the loan and loan interest during the continuation of coverage period.

If you wish to stop coverage during the continuation of coverage period, you may surrender your policy and receive the net account value with no surrender charge. All normal consequences of surrender apply. See Surrender, page 47.

The continuation of coverage feature is not available in all states. If a state has approved this feature, it is an automatic feature and you do not need to take any action to activate it. In certain states the death benefit during the continuation of coverage period is the account value. Contact your agent/registered representative or our customer service center to find out if this feature is available in your state and which type of death benefit applies in your state.

The tax consequences of coverage continuing beyond the policy anniversary nearest the insured person's 100th birthday are uncertain. You should consult a tax adviser as to those consequences. See Continuation of Policy Beyond Age 100, page 62

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Persistency Refund

Where state law permits, we pay long-term policy owners a persistency refund. Each month your policy remains in force after your tenth policy anniversary, we credit your account value with a refund of 0.0375% of the net account value invested in the variable investment options. This refund is 0.45% of your net account value invested in the variable investment options on an annual basis.

We do not guarantee that we will pay a persistency refund on the guaranteed interest account. If we do, however, we will pay it even if your policy is in the continuation of coverage period.

We add the persistency refund to the variable investment options and the guaranteed interest account, but not the loan account, in the same proportion that your account value in each investment option has to your total account value in all of the variable investment options as of the monthly processing date.

Here are two examples of how the persistency refund may affect your account value each month:

Example 1: Your policy has no loan:

  account value = $10,000 (all in the variable investment options)
  monthly persistency refund rate = 0.000375
  persistency refund = 10,000 x 0.000375 =  $3.75
	Before Persistency Refund	After Persistency Refund
Variable investment options	$10,000.00	$10,003.75

Example 2: Your policy does have a loan:

  account value = $10,000
  account value in the variable investment options = $6,000
  account value in the loan account = $4,000
  monthly persistency refund rate = 0.000375
  persistency refund = 6,000 x 0.000375 =  $2.25
	Before Persistency Refund	After Persistency Refund
Variable investment options	$6,000.00	$6,002.25

Loan	$4,000.00	$4,000.00

Policy Values

Account Value

Your account value, or accumulation value, is the total amount you have in the guaranteed interest account, the variable investment options, and the loan account. Your account value reflects:

  net premiums applied.
  charges deducted.
  partial withdrawals taken.
  investment performance of the variable investment portfolios.
  interest earned on the guaranteed interest account.
  interest earned on the loan account.

Net Account Value

Your policy's net accumulation value (net account value) is your account value minus the amount of your outstanding policy loan and accrued loan interest, if any.

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Net Cash Surrender Value

Your net cash surrender value is your account value minus any surrender charge minus your outstanding policy loan balance and accrued loan interest, if any.

Determining Values in the Variable Investment Options

The amounts in the variable investment options are measured by accumulation units and accumulation unit values. The value of each variable investment option is the accumulation unit value for that investment option multiplied by the number of accumulation units you own in that investment option. Each variable investment option has a different accumulation unit value.

The accumulation unit value is the value of one accumulation unit determined on each valuation date. The accumulation unit value of each variable investment option varies with the investment performance of the underlying investment portfolio. It reflects:

  investment income.
  realized and unrealized gains and losses.
  investment portfolio expenses.
  daily mortality and expense risk charges we take from the separate account.
  taxes, if any.

A valuation date is one on which the net asset value of the investment portfolio shares and unit values of the variable investment options are determined. A valuation date is each day the New York Stock Exchange ("NYSE") and the company's customer service center are open for business, except for days on which an investment portfolio does not value its shares or any other day as required by law. Each valuation date ends at 4:00 p.m. Eastern time. Our customer service center may not be open on major holidays.

You purchase accumulation units when you allocate premium or make transfers to a variable investment option, including transfers from the loan account.

We redeem accumulation units:

  when amounts are transferred from a variable investment option (including transfers to the loan account).
  for your policy's monthly deductions from your account value.
  for policy transaction fees.
  for surrender charges.
  when you take a partial withdrawal.
  when you surrender your policy.
  to pay the death proceeds.

To calculate the number of accumulation units purchased or sold we divide the dollar amount of your transaction by the accumulation unit value for the variable investment option calculated at the close of business on the valuation date of the transaction.

The date of a transaction is the date we receive your premium or transaction request at our customer service center, so long as the date of receipt is a valuation date. We use the accumulation unit value which is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We take monthly deductions from your account value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the variable investment options goes up or down depending on investment performance of the corresponding investment portfolios.

For amounts in the variable investment options, there is no guaranteed minimum value.

How We Calculate Accumulation Unit Values

We determine accumulation unit values on each valuation date.

We generally set the accumulation unit value for a variable investment option at $10 when the investment option is first opened. After that, the accumulation unit value on any valuation date is:

  the accumulation unit value for the preceding valuation date multiplied by the variable investment option's accumulation experience factor for the valuation period.

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Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.

We calculate an accumulation experience factor for each variable investment option every valuation date as follows:

  We take the net asset value of the underlying investment portfolio shares as reported to us by the investment portfolio managers as of the close of business on that valuation date.
  We add dividends or capital gain distributions declared and reinvested by the investment portfolio during the current valuation period.
  We subtract a charge for taxes, if applicable.
  We divide the resulting amount by the net asset value of the shares of the underlying investment portfolio at the close of business on the previous valuation date.
  We then subtract the mortality and expense risk charge under your policy. The daily charge is .002466% (.90% annually) of the accumulation unit value. If the previous day was not a valuation date, the charge is multiplied by the number of days since the last valuation date.

 Transfer of Account Value

You generally may make transfers of your account value among the variable investment options and the guaranteed interest account. If your state requires a refund of premium during the free look period, you may not make transfers until after your free look period ends.

Currently, we do not limit the number of transfers you may make but reserve the right to do so if we determine the trading within your policy is excessive. You may not make transfers during the continuation of coverage period. See Excessive Trading, page 39 and Continuation of Coverage, page 36.

You may make transfer requests in writing, or by telephone if you have telephone privileges, to our customer service center. You may fax your request to us. Telephone and facsimile transfers may not always be available. Telephone or fax systems, whether ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request in writing.

Your transfer takes effect on the valuation date we receive your request. The minimum amount you may transfer is $100. This minimum does not need to come from one investment option or be transferred to one investment option as long as the total amount you transfer is at least $100. However, if the amount remaining in an investment option is less than $100 and you make a transfer request from that investment option, we transfer the entire amount.

Excessive Trading

Excessive trading activity can disrupt investment portfolio management strategies and increase portfolio expenses through:

  increased trading and transaction costs
  forced and unplanned portfolio turnover
  lost opportunity costs
  large asset swings that decrease the investment portfolio's ability to provide maximum investment return to all policyowners.

In response to excessive trading, we may place restrictions or refuse transfers and impose a fee for each future transfer of up to $25. We will take such actions when we determine, in our sole discretion, that transfers are harmful to the investment portfolios or to policyowners as a whole.

Guaranteed Interest Account Transfers

Transfers into the guaranteed interest account are not restricted.

You may transfer amounts from the guaranteed interest account only in the first 30 days of each policy year. Transfer requests received within 30 days before your policy anniversary will be

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processed on your policy anniversary. A request received by us within 30 days after your policy anniversary is effective on the valuation date we receive it. Transfer requests made at any other time will not be processed. The minimum amount you may transfer is $100.

Transfers from the guaranteed interest account in each policy year are limited to the largest of:

  25% of your guaranteed interest account balance at the time of your first transfer or withdrawal out of it in that policy year;
  the sum of the amounts you have transferred and withdrawn from the guaranteed interest account in the prior policy year; or
  $100.

Dollar Cost Averaging

If your policy has at least $10,000 invested in the Fidelity VIP Money Market Portfolio, you may elect dollar cost averaging. There is no charge for this feature.

Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.

The main goal of dollar cost averaging is to help protect your policy values from short-term price changes. This systematic plan of transferring account values is intended to reduce the risk of investing too much when the price of an investment portfolio's shares is high. It is intended to reduce the risk of investing too little when the price of an investment portfolio's shares is low. Since you transfer the same dollar amount to the variable investment options each period, you purchase more units in a investment option when the unit value is low and you purchase fewer units if the unit value is high.

You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least one day after we receive your dollar cost averaging request. If your state requires refund of all premiums we receive during the free look period, dollar cost averaging cannot begin until your free look period has ended.

With dollar cost averaging, you designate either a dollar amount, or a percentage of your account value to be automatically transferred at regular intervals from the Fidelity VIP Money Market Portfolio to one or more other variable investment options. Fractional percentages, stated to the nearest tenth, are permitted. You may not use the guaranteed interest account or the loan account in dollar cost averaging.

The minimum percentage you may transfer to any one investment option is 1% of the total amount you transfer. You must transfer at least $100 on each dollar cost averaging transfer date.

Dollar cost averaging may occur on the same day of the month on a monthly, quarterly, semi-annual, or annual basis. Unless you tell us otherwise, dollar cost averaging automatically takes place monthly, on the monthly processing date.

You may have both dollar cost averaging and automatic rebalancing at the same time. However, the Fidelity VIP Money Market investment option cannot be included in your automatic rebalancing program.

Changing Dollar Cost Averaging

If you have telephone privileges, you may change the program by telephoning our customer service center or you may fax your request to us. Telephone and facsimile transfers may not always be available. Telephone or fax systems, whether ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request in writing. See Telephone Privileges, page 49.

Terminating Dollar Cost Averaging

You may cancel dollar cost averaging by sending satisfactory notice to our customer service center. We must receive it at least one day before the next dollar cost averaging date.

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Dollar cost averaging will terminate on the date:

  you specify.
  your balance in the source portfolio reaches a dollar amount you set.
  the amount in the source portfolio is equal to or less than the amount to be transferred on a dollar cost averaging date. We will then transfer the remaining amount and dollar cost averaging ends.

Automatic Rebalancing

Automatic rebalancing is a method of maintaining a consistent approach to investing account values over time and simplifying the process of asset allocation among your chosen investment options.

If you choose this feature, on each rebalancing date we transfer amounts among the investment options to match your pre-set automatic rebalancing allocation. You may select allocation percentages stated to the nearest tenth. After the transfer, the ratio of your account value in each investment option to your total account value for all investment options included in automatic rebalancing matches the automatic rebalancing allocation percentage you set for that investment option. This action rebalances the amounts in the investment options that do not match your set allocation. This mismatch can happen if an investment option outperforms the other investment options for that time period.

You may choose the automatic rebalancing feature on your application or later by completing our customer service form. Automatic rebalancing may occur on the same day of the month on a monthly, quarterly, semi-annual, or annual basis. If you do not specify a frequency, automatic rebalancing will occur quarterly.

The first transfer occurs on the date you select (after your free look period ends if your state requires return of premium during the free look period). If you do not request a date, processing is on the last valuation date of the calendar quarter in which we receive your request.

You may have both automatic rebalancing and dollar cost averaging at the same time. However, the Fidelity VIP Money Market investment option used for your dollar cost averaging cannot be included in your automatic rebalancing program. You may not include the loan account.

Changing Automatic Rebalancing

You may change your allocation percentages for automatic rebalancing at any time. Your allocation change is effective on the valuation date that we receive it at our customer service center. If you reduce the amount allocated to the guaranteed interest account, it is considered a transfer from that account. You must meet the requirements for the maximum transfer amount and time limitations on transfers from the guaranteed interest account. See Transfer of Account Value, page 39.

If you have the guaranteed minimum death benefit and you ask for an automatic rebalancing allocation which does not meet the guaranteed minimum death benefit diversification requirements, we will notify you and ask you for revised instructions. See Guaranteed Minimum Death Benefit, page 31.

Terminating Automatic Rebalancing

You may terminate automatic rebalancing at any time, as long as we receive your notice of termination at least one day before the next automatic rebalancing date. If you have the guaranteed minimum death benefit and you terminate the automatic rebalancing feature, you still must meet the diversification requirements for the guarantee period to continue. See Guaranteed Minimum Death Benefit, page 31.

Policy Loans

You may borrow from your policy at any time after the first monthly processing date, by using your policy as security for a loan, or as otherwise required by law. The amount you borrow (policy loan) is:

  the total amount you borrow from your policy; plus
  policy loan interest that is capitalized when due; minus
  policy loan or interest repayments you make.

Unless law requires differently, a new policy loan must be at least $100. The maximum amount you

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may borrow on any valuation date, unless required differently by law, is 90% of your net cash surrender value.

Your request for a policy loan must be directed to our customer service center. If you have telephone privileges, you may request a policy loan of less than $25,000 by telephone or fax. Telephone and facsimile transfers may not always be available. Telephone or fax systems, whether ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request in writing. See Telephone Privileges, page 49.

When you request a loan you may specify the investment options from which the loan will be taken. If you do not specify the investment options, the loan will be taken proportionately from each active investment option you have, including the guaranteed interest account.

Currently, loan interest charges on your policy loan accrue daily at a maximum annual interest rate of 4% for preferred loans and 6% for non-preferred loans. Interest is due in arrears on each policy anniversary. If you do not pay your interest when it is due, we add it to your policy loan balance.

When you take a policy loan, we transfer an amount equal to your policy loan to the loan account. We follow this same process for loan interest due at your policy anniversary. The loan account is part of our general account specifically designed to hold collateral for policy loans and interest. We credit the loan account with interest at an annual rate of 4%.

If you request an additional loan, we add the new loan amount to your existing policy loan. This way, there is only one loan outstanding on your policy at any time.

Loan Repayment

You may repay your policy loan at any time while your policy is in force. We assume that payments you make, other than scheduled premiums, are policy loan repayments. You must tell us if you want payments to be premium payments.

When you make a loan repayment, we transfer an amount equal to your payment from the loan account to the variable investment options and the guaranteed interest account in the same proportion as your current premium allocation, unless you tell us otherwise.

Preferred Loans

A preferred loan amount is an amount taken after the earlier of:

  the tenth policy anniversary; or
  the fifth policy anniversary if the insured person's age is 60 or greater.

Loan interest charges on your preferred loan amount accrue daily at a maximum annual interest rate of 4%.

For each policy year in which your policy qualifies for preferred loan eligibility, the first loan amount you take during that year will be considered a preferred loan amount up to a maximum of 10% of the net account value. Any amount loaned later in that policy year will not be considered a preferred loan amount. Beginning in the 21st policy year and thereafter, we will consider all loan balances to be preferred loan amounts.

If the preferred loan amount you take during any policy year is less than the maximum allowed, you may not carry over the balance to increase the eligible preferred loan amount in any following policy year.

Effects of a Policy Loan on Your Policy

Taking a loan decreases the amount you have in the investment options. Accruing loan interest will change your net account value as compared to what it would have been if you did not take a loan.

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Even if you repay your loan, it has a permanent effect on your account value. The benefits under your policy may be affected.

The loan is a first lien on your policy. If you do not repay your policy loan, we deduct your outstanding policy loan and accrued loan interest from the death proceeds or the cash surrender value when payable.

A policy loan may affect the guaranteed minimum death benefit feature and the length of time your policy remains in force. If you do not make loan payments your policy could lapse. Policy loans may cause your policy to lapse if your account value is not enough to pay your deductions each month. See Lapse, page 44.

Policy loans may have tax consequences. If your policy lapses with a loan outstanding, you may have further tax consequences. See Distributions Other than Death Benefits, page 61.

If you use the continuation of coverage feature and you have a policy loan, loan interest continues to accrue.

Partial Withdrawals

You may request a partial withdrawal be processed on any valuation date after your first policy anniversary by contacting our customer service center. If your policy qualifies as being "in corridor," you may make partial withdrawals earlier. A policy is "in corridor" if:

  under death benefit option A, your account value multiplied by the appropriate factor from Appendix A is greater than your stated death benefit.
  under death benefit option B, your account value multiplied by the appropriate factor from Appendix A is greater than your stated death benefit plus your account value.

You make a partial withdrawal when you withdraw part of your net account value. If your request is by telephone or fax, it must be for less than $25,000 and may not cause a decrease in your death benefit. Otherwise, your request must be in writing. Telephone and facsimile transfers may not always be available. Telephone or fax systems, whether ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request in writing. See Telephone Privileges, page 49.

You may take twelve partial withdrawals per policy year. The minimum partial withdrawal you may take is $100. The maximum partial withdrawal you may take is the amount which leaves $500 as your net cash surrender value. The maximum withdrawal from an "in corridor" policy prior to the first policy anniversary is limited to the amount that would cause your policy to no longer qualify as "in corridor." If you request a withdrawal of more than this maximum, we require you to surrender your policy or reduce the withdrawal.

When you take a partial withdrawal, we deduct your withdrawal amount plus a partial withdrawal fee from your account value. A surrender charge may also apply. See Charges and Deductions, page 53.

Partial withdrawals do not reduce your stated death benefit if:

  your base death benefit has been increased to qualify your policy as life insurance under the federal income tax laws; and
  you withdraw an amount that is no greater than the amount that reduces your account value to a level which no longer requires your base death benefit to be increased to qualify as life insurance for federal income tax law purposes. See Tax Status of the Policy, page 59.

We require a minimum stated death benefit and a minimum target death benefit to issue your policy. You may not take a partial withdrawal if it reduces your stated death benefit or target death benefit below this minimum. See Policy Issuance, page 23.

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We will send a new policy schedule page for your policy showing the effect of your withdrawal if there is any change to your stated death benefit or your target death benefit. In order to make this change, we may ask that you return the policy to our customer service center. Your withdrawal and any reductions in the death benefits are effective as of the valuation date on which we receive your request. See Distributions Other than Death Benefits, page 61.

When you request a partial withdrawal you may specify the investment options from which the partial withdrawal will be taken. If you do not specify, we will take a partial withdrawal from the guaranteed interest account and the variable investment options in the same proportion that each has to your net account value immediately before your withdrawal. If you select the guaranteed interest account, however, the amount withdrawn from it may not be for more than your total withdrawal multiplied by the ratio of your account value in the guaranteed interest account to your total net account value immediately before the partial withdrawal.

Partial withdrawals may have adverse tax consequences. See Distributions Other than Death Benefits, page 61.

Partial Withdrawals under Death Benefit Option A

If you selected death benefit option A, no more than fifteen years have passed since your policy date and the insured person is not yet age 81, then you may make a partial withdrawal, of up to 5% of your stated death benefit in a policy year without decreasing your stated death benefit.

Otherwise, amounts withdrawn in excess of the greater of 10% of your account value or 5% of your stated death benefit will reduce your stated death benefit by the amount of the withdrawal and may be subject to a surrender charge, unless your policy death benefit has been increased due to the federal income tax definition of life insurance. Then at least part of your partial withdrawal may be taken without reducing your stated death benefit.

Partial Withdrawals under Death Benefit Option B

If you have selected death benefit option B, a partial withdrawal does not reduce your stated or target death benefit. However because your account value is reduced, we reduce the total death benefit by at least the partial withdrawal amount.

Lapse

Your insurance coverage continues as long as your net account value is enough to pay your deductions each month. Lapse does not apply if either the guaranteed minimum death benefit feature or the special continuation period is in effect and you have met all requirements. See Special Continuation Period, page 25 and Guaranteed Minimum Death Benefit, page 31.

If you have an outstanding policy loan, your policy will lapse if the loan plus accrued interest is more than your account value. Thus, during the continuation of coverage period, the policy could lapse if there is an outstanding policy loan even though there are no further monthly deductions.

Grace Period

Your policy enters a 61-day lapse grace period if, on a monthly processing date your net account value is zero (or less); and the three-year special continuation period has expired, or you have not paid the required special continuation period premium; and you do not have the guaranteed minimum death benefit or it has expired or terminated.

We notify you that your policy is in a grace period at least 30 days before it ends. We send this notice to you (or a person to whom you have assigned your policy) at your last known address in our records. We notify you of the premium payment necessary to prevent your policy from lapsing. This amount is generally the past due charges, plus your estimated monthly policy and rider deductions for the next two months. If the insured person dies during the grace period we do pay death proceeds to your beneficiaries, but with reductions for your policy loan balance, accrued loan interest and monthly deductions owed. We will send a lapse notice to you if the guaranteed minimum death benefit is going to lapse.

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If we receive payment of the required amount before the end of the grace period, we apply it to your account value in the same manner as your other premium payments, then we deduct the overdue amounts from your account balance.

If you do not pay the full amount within the 61-day grace period, your policy and its riders lapse without value. We withdraw your remaining account balance from the variable investment options and the guaranteed interest account. We deduct amounts you owe us including surrender charges and inform you that your policy coverage has ended.

If You Have the Guaranteed Minimum Death Benefit in Effect

After the special continuation period has ended and if the guaranteed minimum death benefit is in effect, your policy's stated death benefit will not lapse during the guarantee period. This is true even if your net account value is not enough to cover all of the deductions from your account value on any monthly processing date. See Guaranteed Minimum Death Benefit, page 31.

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Lapse Summary
Special Continuation Period		Guaranteed Minimum Death Benefit
If you meet the requirements	If you do not meet the requirements or it is no longer in effect	If you meet the requirements	If you do not meet the requirements or it is no longer in effect
Your policy does not lapse if you do not have enough net account value to pay the monthly charges. The charges continue to be deducted and may cause a negative account value during the special continuation period. At the end of the special continuation period, you must pay enough premium to bring the net cash surrender value to zero plus the amount that covers your estimated monthly charges for the following two months or your policy will lapse.	Your policy enters the grace period if your net account value is not enough to pay the monthly charges, or if your loan plus accrued loan interest is more than your account value minus any surrender charge. If you do not pay enough premium to cover the past due monthly charges and interest due plus the monthly charges and interest due through the end of the grace period, your policy lapses.	Your policy does not lapse if you do not have enough net account value to pay the monthly charges. However, if you have any riders, they lapse after the grace period and only your base coverage remains in force. Charges for your base coverage are then deducted each month to the extent that there is sufficient net account value to pay these charges. If there is not sufficient net account value to pay a charge, it is permanently waived.	Your policy enters the grace period if your net account value is not enough to pay the monthly charges, or if your loan plus accrued loan interest is more than your account value minus any surrender charge. If you do not pay enough premium to cover the past due monthly charges and interest due, plus the monthly charges and interest due through the end of the grace period, your policy lapses.

Reinstatement

If you do not pay enough premium before the end of the grace period, your policy lapses. You may still reinstate your policy and its riders (other than the guaranteed minimum death benefit) within five years of the end of the grace period.

Unless law requires differently, we will reinstate your policy and riders if:

  you are the owner and have not surrendered your policy
  you provide satisfactory evidence to us that the insured person (including those under your riders) is still insurable according to our normal rules of underwriting we receive enough premium to keep your policy and its riders in force from the beginning to the end of the grace period and for two months after the reinstatement date.

Reinstatement is effective on the monthly processing date following our approval of your reinstatement application. When we reinstate your policy, we also reinstate the surrender charges for the amount and time remaining when your policy lapsed. If you had a policy loan when coverage ended, we reinstate it with accrued loan interest to the date of lapse. The cost of insurance charges at the time of reinstatement are adjusted to reflect the time since the lapse.

We apply net premiums received after reinstatement according to your most recent instructions which may be those in effect at the start of the grace period.

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A policy that is reinstated more than 90 days after lapsing will be classified as a modified endowment contract for tax purposes. See Modified Endowment Contracts, page 60.

Surrender

You may surrender your policy for its net cash surrender value any time after the free look period while the insured person is living. You may take your net cash surrender value in more than one payment.

We compute your net cash surrender value as of the valuation date we receive your written surrender request and policy (or lost policy form) at our customer service center. All insurance coverage ends on the date we receive your surrender request and policy. See Policy Values, page 37 and Settlement Provisions, page 51.

If you surrender your policy during the first fourteen policy years or segment years, we deduct a surrender charge from your net account value. We do not pro-rate or add back to your account value charges or expenses which we deducted before your surrender. If you surrender your policy during the early years, you may have little or no net cash surrender value. See Surrender Charge, page 56.

A surrender of your policy may have adverse tax consequences. See Distributions Other than Death Benefits, page 61.

General Policy Provisions

Free Look Period

You have the right to examine your policy and return it (for any reason) to us within the period shown in the policy. The right to examine your policy (also called the free look period) starts on the date you receive your policy and is a length of time specified by law. If you return your policy to us within that time period, we cancel it as of your policy date.

If you cancel your policy during this free look period, you will receive a refund as determined by law. Generally, there are two types of free look refunds:

  some states require a return of all premiums we receive
  other states require payment of account value plus a refund of all charges deducted.

Your policy will specify what type of free look refund applies in your state. The type of free look refund in your state will affect when the net premium we receive before the end of the free look period is invested into the variable investment options. See Investment Date and Allocation of Net Premium, page 25.

Your Policy

The entire contract between you and us is the combination of:

  your policy
  a copy of your original application and any applications for benefit increases or decreases your riders
  endorsements
  policy schedule pages
  reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not warranties. We use no statement to deny a claim, unless it is in an application.

A president or an officer of our company and our secretary or assistant secretary must sign all changes or amendments we make to your policy. No other person may change its terms or conditions.

Age

We issue your policy at the insured person's age (stated in your policy schedule) based on the nearest birthday to the policy date. The insured person

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generally must be no more than age 75. Tobacco users must be at least age 15 at policy issue. There is no minimum issue age for non-smokers.

We often use age to calculate rates, charges and values. We determine age at a given time by adding the number of completed policy years to the age calculated at issue.

Ownership

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits during the life of the insured person. This includes the right to change the owner, beneficiaries or the method designated to pay death proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy, and any irrevocable beneficiaries.

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our customer service center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

Beneficiaries

You, as owner, name the beneficiaries when you apply for your policy. The primary beneficiaries who survive the insured person receives the death proceeds. Other surviving beneficiaries receive death proceeds only if there are no surviving primary beneficiaries. If more than one beneficiary survives the insured person, they share the death proceeds equally, unless you have told us otherwise. If none of your policy beneficiaries has survived the insured person, we pay the death proceeds to you or to your estate, as owner.

You may name new beneficiaries during the insured person's lifetime. We pay the death proceeds to the beneficiaries whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries. The designation of certain beneficiaries may have tax consequences. See Other, page 63.

Collateral Assignment

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiaries' rights (unless the beneficiaries were made irrevocable beneficiaries under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid. The transfer or assignment of a policy may have tax consequences. See Other, page 63.

Incontestability

After your policy has been in force and the insured person is alive for two years from your policy date, and from the effective date of any new segment, an increase in any other benefit or reinstatement, we will not question the validity of the statements in your application.

Misstatements of Age or Gender

Notwithstanding the Incontestability provision above, if an insured person's age or gender has been misstated, we adjust the death benefit to the amount which would have been purchased for the insured person's correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your account value on the last monthly processing date before the insured person's death, or as otherwise required by law.

If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.

Suicide

If the insured person commits suicide (while sane or insane) within two years of your policy date, unless otherwise required by law, we limit death proceeds payable in one sum to:

  the total of all premiums we receive to the time of death; minus outstanding policy loan amounts and accrued loan interest; minus partial withdrawals taken.

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We make a limited payment to the beneficiaries for a new segment or other increase if the death of the insured person is due to suicide (while sane or insane), within two years of the effective date of a new segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment we make is equal to the cost of insurance and monthly expense charges which were deducted for such increase.

Transaction Processing

Generally, within seven days of when we receive all information required to process a payment, we pay:

  death proceeds
  net cash surrender value
  partial withdrawals
  loan proceeds.

We may delay processing these transactions if:

  the NYSE is closed for trading
  trading on the NYSE is restricted by the SEC
  there is an emergency so that it is not reasonably possible to sell securities in the variable investment options or to determine the value of an investment option's assets
  a governmental body with jurisdiction over the separate account allows suspension by its order.

SEC rules and regulations generally determine whether or not these conditions exist.

We execute transfers among the variable investment options as of the valuation date of our receipt of your request at our customer service center.

We determine the death benefit as of the insured person's date of death. The death proceeds are not affected by changes in the value of the variable investment options after that date.

We may delay payment from our guaranteed interest account for up to six months, unless law requires otherwise, of surrender proceeds, withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.

Notification and Claims Procedures

Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for policy changes or if you surrender it.

If the insured person dies while your policy is in force, please let us or your agent/registered representative know as soon as possible. We will immediately send you instructions on how to make a claim at the insured person's death. As proof of the deceased insured person's death, we may require you to provide proof of the deceased insured person's age, and a certified copy of the deceased insured person's death certificate.

The beneficiaries and the deceased insured person's next of kin may need to sign authorization forms. These forms allow us to get information about the deceased insured person. This information may include medical records of doctors and hospitals used by the deceased insured person.

Telephone Privileges

If your policy was delivered on or after May 1, 1999, telephone privileges are automatically provided to you and your agent/registered representative, unless you decline it on the application or contact our customer service center. If your policy was delivered before May 1, 1999, you may choose telephone privileges by completing our customer service form and returning it to our customer service center.

Telephone privileges allow you or your agent/ registered representative, if applicable, to call our customer service center to:

  make transfers.
  change premium allocations.
  change features in your dollar cost averaging and automatic rebalancing programs.
  request partial withdrawals.
  request a policy loan.

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Our customer service center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

  requiring some form of personal identification.
  providing written confirmation of any transactions.
  tape recording telephone calls.

By accepting automatic telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses due to unauthorized or fraudulent instructions. We may discontinue this privilege at any time.

Non-participation

Your policy does not participate in the surplus earnings of ING Southland Life.

Distribution of the Policies

The principal underwriter (distributor) for our policies is ING America Equities, Inc. ING America Equities, Inc. is a wholly owned subsidiary of Security Life of Denver Insurance Company, an affiliate. It is registered as a broker/dealer with the SEC and the NASD. We pay ING America Equities, Inc. for acting as the principal underwriter under a distribution agreement.

We sell our policies through licensed insurance agents who are registered representatives of affiliated and unaffiliated broker/dealers. The affiliated broker/dealers may include:

  VESTAX Securities Corporation,
  Locust Street Securities, Inc.,
  Multi-Financial Securities Corporation,
  IFG Network Securities, Inc.,
  Financial Network Investment Corporation,
  Washington Square Securities, Inc.,
  Guaranty Brokerage Services, Inc.,
  ING Financial Advisers, LLC,
  PrimeVest Financial Services, Inc.,
  Granite Investment Services, Inc.,
  Financial Northeastern Securities, Inc.,
  Aeltus Capital, Inc.,
  BancWest Investment Services, Inc.,
  Baring Investment Services, Inc.,
  Compulife Investor Services, Inc.,
  Directed Services, Inc.,
  ING Barings Corp.,
  ING Direct Funds Limited,
  ING DIRECT Securities, Inc.,
  ING Funds Distributor, Inc.,
  ING TT&S (U.S.) Securities, Inc.,
  Systematized Benefits Administrators, Inc.,
  United Variable Services, Inc.

All broker/dealers who sell this policy have entered into selling agreements with us. Under these selling agreements, we pay a distribution allowance to broker-dealers, who pay commissions to the agents/registered representatives who sell this policy.

During the first policy year, the distribution allowance is up to 90% of premium up to target. For premium we receive over target, the distribution allowance is less.

Although it varies by policy, we estimate the typical first year compensation payable to a selling broker/dealer if a policy pays target premium to be $13 per $1,000 of stated death benefit.

Broker/dealers receive annual renewal payments (trails) of up to 0.25% of the average net account value for policy years six through twenty.

We pay wholesaler fees and marketing and training allowances. We may provide repayments or make sponsor payments for broker/dealers to use in sales contests for their registered representatives. We do not hold contests directly based on sales of this product. We do hold training programs from time to time at our own expense. We pay dealer concessions, wholesaling fees, other allowances and the costs of all other incentives or training programs from our resources which include sales charges.

For sales of certain policies with reduced or waived charges, distribution allowances and renewal payments may be reduced or eliminated.

Advertising Practices and Sales Literature

We may use advertisements and sales literature to promote this product, including:

  articles on variable life insurance and other

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information published in business or financial publications indices or rankings of investment securities
  comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the variable investment options and investment portfolios. Past performance is not indicative of future performance of the variable investment options or investment portfolios and is not reflective of the actual investment experience of policyowners.

We may feature certain variable investment options, the underlying investment portfolios and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or prospective economic trends, and investment performance or other information we believe may be of interest to our customers.

Settlement Provisions

You may elect to take your net cash surrender value in other than one lump sum payment. Likewise you may elect to have the beneficiaries receive the death benefit proceeds other than in one lump sum payment, if you make this election during the insured person's lifetime. If you have not made this election, the beneficiaries may do so within 60 days after we receive proof of the death of the insured person.

The investment performance of the variable investment options does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $20 and the total proceeds must be $2,000 or more.

Option I:	Payouts for a Designated Period
Option II:	Life Income with Payouts Guaranteed for a Designated Period
Option III:	Hold at Interest
Option IV:	Payouts of a Designated Amount
Option V:	Other Options We Offer at the Time We Pay the Benefit

If none of these settlement options have been elected, your net cash surrender value or the death benefit proceeds will be paid in one lump sum payment. Unless you request otherwise, death benefit proceeds generally will be paid into an interest bearing account which can be accessed through the use of a checking account provided to the beneficiaries. Interest earned on this account may be less than interest paid on other settlement options.

Administrative Information About the Policy

Voting Privileges

We invest the variable investment options' assets in shares of investment portfolios. We are the legal owner of the shares held in the separate account and we have the right to vote on certain issues. Among other things, we may vote on issues described in the investment portfolio's current prospectus or issues requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your account value. We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each investment portfolio share has the right to one vote. The votes of all investment portfolio shares are cast together on a collective basis, except on issues for which the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

Examples of issues that require a portfolio-by-portfolio vote are changes in the fundamental investment policy of a particular investment portfolio; or approval of an investment advisory agreement.

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We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any investment portfolio shares that are not attributable to policies and any investment portfolio shares for which the owner does not give us instructions, the same way we vote as if we did receive owner instructions.

We reserve the right to vote investment portfolio shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

You may instruct us only on matters relating to the investment portfolios corresponding to variable investment options in which you have invested assets as of the record date set by the investment portfolio's board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each variable investment option that we attribute to your policy by dividing your account value allocated to that variable investment option by the net asset value of one share of the matching investment portfolio.

Material Conflicts

We are required to track events to identify any material conflicts arising from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the investment portfolios, ING Southland Life, and other insurance companies participating in the investment portfolios, have this same duty. There may be a material conflict if:

  state insurance law or federal income tax law changes
  investment management of an investment portfolio changes
  voting instructions given by owners of variable life insurance policies and variable annuity contracts differ.

The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general or between certain classes of owners; and these retirement plans or participants in these retirement plans.

If there is a material conflict, we have the duty to determine appropriate action including removing the portfolios involved from our variable investment options. We may take other action to protect policy owners. This could mean delays or interruptions of the variable operations.

When state insurance regulatory authorities require it, we may ignore voting instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in our next semi-annual report to owners.

Under the 1940 Act, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable investment options, but not credited to policies in the same proportion as votes cast by owners.

Right to Change Operations

Subject to state and federal law limitations and the rules and regulations thereunder, we may, from time to time, make any of the following changes to our separate account with respect to some or all classes of policies:

  Change the investment objective.
  Offer additional variable investment options which will invest in investment portfolios we find appropriate for policies we issue.
  Eliminate variable investment options.
  Combine two or more variable investment options.
  Substitute a new investment portfolio for a portfolio in which a variable investment option currently invests. A substitution may become necessary if, in our judgment:
            »     an investment portfolio no longer suits the purposes of your policy;
            »     there is a change in laws or regulations;
            »     there is a change in an investment portfolio's investment objectives or restrictions;
            »     the investment portfolio is no longer available for investment; or

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»	another reason we deem a substitution is appropriate.
In the case of a substitution, the new investment portfolio may have different fees and charges than the investment portfolio it replaced.
  Transfer assets related to your policy class to another separate account.
  Withdraw the separate account from registration under the 1940 Act.
  Operate the separate account as a management investment company under the 1940 Act.
  Cause one or more variable investment options to invest in a mutual fund other than, or in addition to, the investment portfolios.
  Stop selling the policies.
  End any employer or plan trustee agreement with us under the agreement's terms.
  Limit or eliminate any voting rights for the separate account.
  Make any changes required by the 1940 Act or its rules or regulations.
  Close an investment option to new investments.

We will not make a change until it is effective with the SEC and approved by the appropriate state insurance departments, if necessary. We will notify you of changes. If you wish to transfer the amount you have in the affected investment option to another variable investment option, or to the guaranteed interest account, you may do so free of charge. Just notify us at our customer service center.

Reports to Owners

At the end of each policy year we send a report to you that shows:

  your total net policy death benefit (your stated death benefit plus adjustable term insurance rider death benefit, if any);
  your account value;
  your policy loan, if any, plus accrued interest;
  your net cash surrender value;
  your account transactions during the policy year showing net premiums, transfers, deductions, loan amounts and withdrawals.

We send semi-annual reports with financial information on the investment portfolios, including a list of the investment holdings of each portfolio.

We send confirmation notices to you throughout the year for certain policy transactions such as partial withdrawals and loans.

CHARGES AND DEDUCTIONS

The amount of a charge may not correspond to the cost incurred by us to provide the service or benefits. For example, our sales charge may not cover all of the sales and distribution expenses. Some proceeds from other charges, including the mortality and expense risk charge or cost of insurance charges, may be used to cover such expenses.

Premium Deductions

We treat payments we receive as premium if you do not have an outstanding loan and your policy is not in the continuation of coverage period. After we deduct certain charges from your premium payment, we add the remaining net premium to your policy.

Tax Charges

We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, state and local taxes range from 0% to 5% with some states not imposing these types of taxes. We deduct 2.5% of each premium payment to cover these taxes. This rate approximates the average tax rate we expect to pay.

We deduct 1.5% of each premium payment to cover our estimated costs for the federal income tax treatment of deferred acquisition costs. This cost is determined solely by the amount of life insurance premium we receive.

We reserve the right to increase or decrease this charge for taxes if there are changes in the tax law, within limits set by law. We also reserve the right to increase or decrease the charge for the federal income tax treatment of deferred acquisition costs based on any change in that cost to us.

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Sales Charge

We deduct a percentage from each premium payment to help cover the costs of distribution, preparing our sales literature, promotional expenses and other direct and indirect expenses to sell the policy.

Currently, we charge 4% of the first ten target premiums for your stated death benefit and any added increases in stated death benefit and none thereafter. We guarantee that the sales charge percentage we impose will never exceed 4% on all premium payments we receive.

These premium deductions are in addition to any surrender charge that may be assessed upon surrender, withdrawal or reduction in the stated death benefit during the 14 policy years following the policy date or 14 years following an increase in the stated death benefit. See Sales Surrender Charge, page 57.

To determine your applicable sales charge, premium you pay after an increase in stated death benefit is allocated to your policy segments in the same proportion that the guideline annual premium (defined by federal income tax law) for each segment bears to the total guideline annual premium for your stated death benefit.

We may reduce or waive the sales charge for certain group or sponsored arrangements or for corporate purchasers. See Group or Sponsored Arrangements, or Corporate Purchasers, page 58.

Daily Charge

Mortality and Expense Risk Charge

We deduct 0.002466% per day (0.90% annually) of the amount you have in the variable investment options for the mortality and expense risks we assume. This charge is deducted as part of the calculation of the daily unit values for the variable investment options and does not appear as a separate charge on your statement or confirmation.

The mortality risk is that insured people, as a group, may live less time than we estimated. The expense risk is that the costs of issuing and administering the policies and in operating the variable investment options are greater than the amount we estimated.

The mortality and expense risk charge does not apply to your account value in the guaranteed interest account or the loan account.

We may reduce or waive the mortality and expense risk charge for certain group or sponsored arrangements or for corporate purchasers. See Group or Sponsored Arrangements, or Corporate Purchasers, page 58.

Monthly Charges

We deduct charges from your account value on each monthly processing date. You may designate one investment option from which we will deduct your monthly charges. You may make this designation at any time. You may not use the loan account as your designated deduction option.

If you do not choose a designated deduction investment option or the amount in your designated deduction investment option is not enough to cover the monthly charges, then your monthly charges are taken from the variable investment options and guaranteed interest division in the same proportion that your account value in each has to your total net account value on the monthly processing date.

Policy Charge

The initial policy charge is $20 per month for the first year of your policy.

This charge compensates us for such costs as:

  application processing
  medical examinations
  establishment of policy records
  insurance underwriting costs.

We may reduce or waive the policy charge for certain group or sponsored arrangements or for corporate purchasers. See Group or Sponsored Arrangements, or Corporate Purchasers, page 58.

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Administrative Charge

We charge a per month administrative charge of $6. We guarantee that this charge will never be higher than $10 per month.

This charge is designed to compensate us for ongoing costs such as:

  premium billing and collections
  claim processing
  policy transactions
  record keeping
  reporting and communications with policy owners
  other expenses and overhead.

We may reduce or waive the administrative charge for certain group or sponsored arrangements or for corporate purchasers. See Group or Sponsored Arrangements, or Corporate Purchasers, page 58.

Cost of Insurance Charge

The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage under the policy, including the expected cost of paying death proceeds that may be more than your account value.

The cost of insurance charge is equal to our current monthly cost of insurance rate multiplied by the net amount at risk for each segment of your death benefit. We calculate the net amount at risk monthly, on the monthly processing date. For the base death benefit, the net amount at risk is calculated using the difference between the current base death benefit and your account value. We determine your account value after we deduct your policy and rider charges due on that date other than cost of insurance charges.

If your base death benefit on the monthly processing date increases (due to requirements of the federal income tax law definition of life insurance), the net amount at risk for your base death benefit for that month also increases. Similarly, the net amount at risk for your adjustable term insurance rider decreases. This means that your cost of insurance charge varies from month to month with changes in your net amount at risk, changes in the death benefit and with the increasing age of the insured person. We allocate the net amount at risk to segments in the same proportion that each segment has to the total stated death benefit for all coverage segments as of the monthly processing date.

We base your current cost of insurance rates on the insured person's age, gender and premium class on the policy and each segment date.

We apply unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

Separate cost of insurance rates apply to each segment of the base death benefit and your riders.

The cost of insurance or rider charges for a class of insured persons may change from time to time. We base the new charge on changes in expectations about:

  investment earnings
  mortality
  the time policies remain in effect
  expenses
  taxes.

These rates are never more than the guaranteed maximum rates shown in your policy. Current rates are greater for policies with a stated death benefit (or target death benefit, if any) that is less than $250,000 on the policy date. The guaranteed maximum rates are based on the 1980 Commissioner's Standard Ordinary Sex and Smoker Distinct Mortality Table.

The maximum rates for the initial and each new segment will be printed in your policy schedule pages.

There are no cost of insurance charges during the continuation of coverage period.

We may reduce or waive the cost of insurance charges for certain group or sponsored arrangements or for corporate purchasers. See Group or Sponsored Arrangements, or Corporate Purchasers, page 58.

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Rider Charges

On each monthly processing date, we deduct the cost of your riders. Rider charges do not include the riders which are included as a cost of insurance. See Riders, page 33.

Guaranteed Minimum Death Benefit Charge

If you choose the guaranteed minimum death benefit feature, we currently charge $0.005 per $1,000 of stated death benefit each month during the guarantee period. This charge is guaranteed never to be more than $0.01 per $1,000 of stated death benefit each month.

Transaction Fees

We charge fees for certain transactions under your policy. You may choose any investment option or combination of investment options from which we will deduct these fees. Otherwise, we will deduct these fees from the variable investment options and guaranteed interest account in the same proportion that your account value in each has to your total net account value on the transaction date.

Partial Withdrawals

We deduct a service fee of 2% of the requested partial withdrawal (but not more than $25) from your account value for each partial withdrawal after the first in a policy year. A surrender charge may also apply. See Partial Withdrawals, page 43.

Excess Illustration Fee

We currently do not deduct a fee for policy illustrations. However, we reserve the right to charge a fee of $25 per illustration after the first in each policy year.

Surrender Charge

We deduct a surrender charge from your account value during the first fourteen years of your policy or death benefit segments if you:

  surrender your policy
  reduce your stated death benefit
  allow your policy to lapse
  take a partial withdrawal which decreases your stated death benefit.

The surrender charge compensates us for issuing and distributing policies. We deduct surrender charges proportionately based on the account value in each investment option.

A change to your death benefit option may decrease your stated death benefit. Under these circumstances, we do not deduct a surrender charge from your account value and we do not reduce future surrender charges.

A change to your death benefit option may increase the stated death benefit. We do not increase your surrender charge in this case. However, all other increases in your stated death benefit create a new segment which will be subject to its own fourteen year surrender charge period.

If your surrender charge changes, we send you a new policy schedule showing the change.

For each segment, the maximum surrender charge remains level for the first nine years of each coverage segment and then decreases at the beginning of each following policy year by one-sixth of the amount in effect at the end of the ninth policy year. This continues until your surrender charge reaches zero at the earlier of the beginning of your fifteenth policy year, or the year when the insured person reaches age 98.

We may reduce or waive the surrender charge for certain group or sponsored arrangements, or for corporate purchasers. See Group or Sponsored Arrangements, or Corporate Purchasers, page 58.

The surrender charge is made up of two parts:

  an administrative surrender charge, and
  a sales surrender charge.

Administrative Surrender Charge

The administrative surrender charge is $4 per $1,000 of the stated death benefit for each death benefit segment.

During the first fourteen years of your policy your administrative surrender charge may decrease. This

Future Dimensions      56

happens if you request a decrease in your stated death benefit or you take a partial withdrawal which causes your stated death benefit to decrease. Your administrative surrender charge decreases in the same proportion that your stated death benefit decreases. Under these circumstances we then deduct from your account value the amount by which your administrative surrender charge decreased.

We designed your administrative surrender charge to cover part of our administrative expenses for your policy, such as:

  application processing
  establishing your policy records
  insurance underwriting
  costs associated with developing and operating our systems to administer the policies.

Sales Surrender Charge

We calculate the sales surrender charge for each segment by applying the premium you paid to each segment in the same proportion that the guideline annual premium for each segment (as defined by the federal income tax laws) has to the sum of the guideline annual premium for all segments.

The sales surrender charge is:

  46% of the premium we receive up to target premium for each segment (this is known as the base standard target premium); plus
  44% of the premium we receive between one and two target premiums for each segment.

In the first two policy years or first two years after an increase in stated death benefit, we cap the sales surrender charge at 26% of premium we receive up to one target premium, plus 6% of premium we receive between one and two target premiums, plus 5% of premium we receive in excess of two target premiums.

We do not determine target premium on your scheduled premium. We determine target premium actuarially, based on the age and gender of the insured person. Your policy schedule shows the initial target premium for your policy and the target premium for added segments. The schedule also shows the maximum sales surrender charge for your stated death benefit.

If your stated death benefit decreases, we reduce your target premium for each segment in the same proportion that we reduce your stated death benefit. We do not do this if the reduction is a result of a death benefit option change. In that case, we will send a new schedule page to you. You should attach this new page to your policy. In some instances, we may ask you to send your policy to us so that we can make this change for you.

If your new target premium for each segment is greater than or equal to the premium we receive for that segment, then we reduce your future maximum sales surrender charge, but we do not deduct a sales surrender charge from your account value.

If your new target premium for each segment is less than the sum of the premium we receive for that segment, we reduce the future maximum sales surrender charge and we deduct a sales surrender charge from your account value equal to the difference between your sales surrender charge before the decrease and your sales surrender charge after the decrease. We recalculate your new sales surrender charge as if your new target premium was always in effect for that segment.

We reduce your future maximum sales surrender charge in the same proportion that we reduce your stated death benefit if:

  you make a decrease to your stated death benefit more than nine years after your policy date; or
  you make a partial withdrawal from your policy which reduces the stated death benefit and you make your request more than nine years after the date you added the additional segment.

Future Dimensions      57

Calculation of Surrender Charge Example

An example of the calculation of surrender charges follows:

Assume the stated death benefit on your policy is $200,000 and the insured person is age 45 when we issued your policy. The target premium on your policy is $2,800. Assuming that we receive a $2,500 premium at the beginning of each policy year, the resulting actual surrender charge for each policy year is:

Policy Year	Administrative Surrender Charge	Sales Surrender Charge	Actual Surrender Charge
1	$ 800	$ 650	$ 1450
2	800	860	1660
3	800	2520	3320
4	800	2520	3320
5	800	2520	3320
6	800	2520	3320
7	800	2520	3320
8	800	2520	3320
9	800	2520	3320
10	667	2100	2767
11	533	1680	2213
12	400	1260	1660
13	267	840	1107
14	133	420	553
15	0	0	0

You should review the surrender charges table in your policy schedule pages for your specific charge amount each year.

Other Charges

Under current law, we pay no tax on investment income and capital gains included in variable life insurance policy reserves. This means that no charge is currently made to any variable investment option for our federal income taxes. If the tax law changes and we have federal income tax chargeable to the variable investment options, we may make such a charge in the future.

Group or Sponsored Arrangements, or Corporate Purchasers

Individuals, corporations or other institutions may purchase this policy. For group or sponsored arrangements (including employees and certain family members of employees of ING Southland Life, its affiliates and appointed sales agents), corporate purchasers, or special exchange programs which we may offer from time to time, we may reduce or waive the:

  surrender charge
  length of time a surrender charge applies
  administrative charge
  minimum stated death benefit
  minimum target death benefit
  minimum annual premium
  target premium
  sales charges
  cost of insurance charges
  other charges normally assessed.

Future Dimensions      58

We can reduce or waive these items based on expected economies. Our sales, administration and mortality costs generally vary with the size and stability of the group, among other factors. We take all these factors into account when we reduce charges. A group or sponsored arrangement must meet certain requirements to qualify for reduced charges. We make reductions to charges based on our rules in effect when we approve a policy application. We may change these rules from time to time.

Group arrangements include those in which there is a trustee, an employer or an association. The group either purchases policies covering a group of individuals on a group basis or endorses a policy to a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer policies to its employees or members on an individual basis.

Each sponsored arrangement or corporation may have different group premium payments and premium requirements.

We will not be unfairly discriminatory in any variation in the surrender charge, administrative charge, or other charges, fees and privileges. These variations are based on differences in costs or services.

TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Company

The company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. The separate account is not a separate entity from the company. Therefore, the separate account is not taxed separately as a "regulated investment company," but is taxed as part of the company. Investment income and realized capital gains attributable to the separate account are automatically applied to increase reserves under the policy. Because of this, under existing federal income tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the policies. In addition, any foreign tax credits attributable to the separate account will first be used to reduce any income taxes imposed on the separate account before being used by the company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed in income or gains attributable to the separate account, then we may impose a charge against the separate account (with respect to some or all of the policies) to set aside provisions to pay such taxes.

Tax Status of the Policy

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Specifically, the policy must meet the requirements of the "guideline premium/cash value corridor test" specified in Code Section 7702. While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so.

Future Dimensions      59

The guideline premium/cash value corridor test provides for a maximum premium in relation to the death benefit and a minimum "corridor" of death benefit in relation to account value. See Appendix A, page 170, for a table of the Guideline Premium/Cash Value Corridor Test factors.

We will at all times strive to assure that the policy meets the statutory definition which qualifies the policy as life insurance for federal income tax purposes. See Tax Treatment of Policy Death Benefits, page 60.

Diversification and Investor Control Requirements

In addition to meeting the Code Section 7702 guideline premium/cash value corridor test, Code Section 817(h) requires separate account investments, such as our separate account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each variable investment option must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Our variable investment options' investment portfolios have represented that they will meet the diversification standards that apply to your policy.

In certain circumstances, you, as owner of a variable life insurance policy, may be considered the owner for federal income tax purposes of the separate account assets used to support your policy. Any income and gains from the separate account assets are includable in the gross income from your policy under these circumstances. The IRS has stated in published rulings that a variable contract owner is considered the owner of separate account assets if the contract owner has "indicia of ownership" in those assets. "Indicia of ownership" includes the ability to exercise investment control over the assets.

Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have additional flexibility in allocating your premium payments and in your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the separate account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. While we believe that the policy does not give you investment control over the assets of the separate account, we reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the separate account assets, or to otherwise qualify your policy for favorable tax treatment.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Death Benefits

We believe that the death benefit under a policy is generally excludable from the gross income of the beneficiary(ies) under section 101(a)(1) of the Code. However, there are exceptions to this general rule. Additionally, federal and local transfer, estate inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A tax adviser should be consulted about these consequences.

Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts" and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued, such as reduction in benefits, could also cause it to be classified as a modified endowment contract. A current or prospective policy owner should consult with a competent adviser to determine whether or not a

Future Dimensions      60

policy transaction will cause the policy to be classified as a modified endowment contract.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Multiple Policies

All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the policy owner's income when a taxable distribution occurs.

Distributions Other than Death Benefits

Generally, the policy owner will not be taxed on any of the policy account value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a "modified endowment contract."

Special rules also apply if you are subject to the alternative minimum tax. You should consult a tax adviser if you are subject to the alternative minimum tax.

Modified Endowment Contracts

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

  All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contact will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed. The amount of gain in the policy will be equal to the difference between the policy's account value and the investment in the policy.
  Loan amounts taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.
  A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. This tax penalty generally does not apply to distributions (a) made on or after the date on which the taxpayer attains age 59½, (b) which are attributable to the taxpayer's becoming disabled (as defined in the Internal Revenue Code), or (c) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Consult a tax adviser to determine whether or not you may be subject to this penalty tax.

Policies That Are Not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy, is there taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes, if policy benefits are reduced during the first fifteen policy years, may be treated in whole or in part as ordinary income subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not

Future Dimensions      61

taxed as distributions. However, the tax consequences of such a loan that is outstanding after policy year 10 are uncertain and a tax advisor should be consulted about such loans. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax.

Investment in the Policy

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.

Policy Loans

In general, interest on a policy loan will not be deductible. Moreover, the tax consequences associated with a preferred loan available in the policy are uncertain. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

If a loan from a policy is outstanding when the policy is canceled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly.

Accelerated Death Benefit Rider

We believe that payments under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the policy. (See Accelerated Death Benefit Rider, page 34, for more information about this rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider.

Continuation of Policy Beyond Age 100

The tax consequences of continuing the policy beyond the policy anniversary nearest the insured person's 100th birthday are unclear. You should consult a tax adviser if you intend to keep the policy in force beyond the policy anniversary nearest the insured person's 100th birthday.

Section 1035 Exchanges

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy or for an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 exchanges. If you wish to take advantage of Section 1035, you should consult your tax adviser.

Tax-exempt Policy Owners

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

Possible Tax Law Changes

Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

Changes to Comply with the Law

So that your policy continues to qualify as life insurance under the Code, we reserve the right to refuse to accept all or part of your premium payments or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may make changes to your policy or its riders or take distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies.

Future Dimensions      62

Any increase in your death benefit will cause an increase in your cost of insurance charges.

Other

The policy is not available for sale to and cannot be acquired with funds that are assets of (i) an employee benefit plan as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and that is subject to Title I of ERISA; (ii) a plan described in section 4975(e)(1) of the Internal Revenue Code of 1986 or (iii) an entity whose underlying assets include plan assets by reason of the investment by an employee benefit plan or other plan in such entity within the meaning of 29 C.F.R. Section 2510.3-101 or otherwise.

Policy owners may use our policies in various other arrangements, including:

  non-qualified deferred compensation or salary continuance plans
  split dollar insurance plans
  executive bonus plans
  retiree medical benefit plans
  other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use any of your policies in this type of arrangement, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later.

The transfer of the policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the policy owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

You should consult qualified legal or tax advisers for complete information on federal, state, local and other tax considerations.

Future Dimensions      63

ADDITIONAL INFORMATION

Directors and Principal Officers

Name and Address	Position with Company	Business Experience During Past 5 Years
John R. Barmeyer*	Director & Senior Vice President	Has held various director and officer positions with various affiliated companies within the ING organization, including positions as Director and Senior Vice President.
Wayne R. Huneke*	Director and Chief Financial Officer	Has held several directorships and various executive officer positions with various affiliated companies within the ING organization, including positions as Director, Chief Financial Officer, President, Senior Executive Vice President, Senior Vice President, Vice President, and Treasurer.
P. Randall Lowery*	Director	Has held several directorships and various executive officer positions with various affiliated companies within the ING organization, including positions as Director, Executive Vice President, and General Manager and Chief Actuary.
Thomas J. McInerney**	Director	Has held several directorships and various executive officer positions with various affiliated companies within the ING organization, including positions as Director, President, and Chief Executive Officer.
Robert C. Salipante***	Director & Chief Executive Officer	Has held several directorships and various executive officer positions with various affiliated companies within the ING organization, including positions as Director, Chairman, Vice Chairman, Chief Executive Officer, Chief Operating Officer, President, and Senior Vice President.
Chris D. Schreier*	Director & President	Has held several directorships and various executive officer positions with various affiliated companies within the ING organization, including positions as Director, President, Vice President, Second Vice President, Treasurer, and Assistant Treasurer.
Mark A. Tullis*	Director	Has held several directorships and various executive officer positions with various affiliated companies within the ING organization since 1999, including positions as Director, President, Treasurer, and General Manager and Chief of Staff. Executive Vice President of Primerica from 1994 to 1999.
Shari A. Enger****	Vice President and Controller	Has held various officer positions with various affiliated companies within the ING organization, including positions as Vice President and Controller, Finance Officer, Treasurer, and Assistant Treasurer.
David S. Pendergrass*	Vice President and Treasurer	Has held several executive officer positions with various affiliated companies within the ING organization, including positions as Vice President and Treasurer.
Paula Cludray-Engelke***	Secretary	Has held various officer positions with various affiliated companies within the ING organization, including positions as Secretary, Assistant Secretary, Director of Individual Compliance, Director of Contracts Compliance and Special Benefits.

Directors, officers and employees of the Company are covered by a blanket fidelity bond in an amount in excess of $60 million issued by Lloyds of London.

*The address of these Directors and Officers is 5780 Powers Ferry Road, NW, Atlanta, Georgia 30327-4390. These individuals may also be directors and/or officers of other affiliates of the Company.

**The address of this Director is 151 Farmington Avenue, Hartford, Connecticut 06156. This individual may also be a director and/or an officer of other affiliates of the Company.

***The address of this Director and these Officers is 20 Washington Avenue South, Minneapolis, Minnesota 55401. These individuals may also be directors and/or officers of other affiliates of the Company.

****The address of this Officer is 1290 Broadway, Denver, Colorado 80203. This individual may also be an officer of other affiliates of the Company.

Future Dimensions      64

Regulation

We are regulated and supervised by the Texas Department of Insurance which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, of our operations and finances to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various federal securities laws and regulations.

Legal Matters

The legal matters in connection with the policy described in this prospectus and certain matters relating to the federal securities laws have been passed on by Counsel of ING Southland.

Legal Proceedings

We are aware of no material legal proceedings pending which involve the separate account as a party or which would materially affect the separate account. The company is a party to pending or threatened lawsuits arising from the normal conduct of its business. Due to the climate in insurance and business litigation, suits against the company sometimes include substantial additional claims, consequential damages, punitive damages and other similar types of relief. Moreover, plaintiffs oftentimes seek to have cases certified as class actions. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a materially adverse effect on the company's financial position or interfere with its operations.

The company is involved in regulatory market conduct examinations regarding its historical premium practices. The company has reached an agreement to resolve these market conduct examinations with regulators. It also has agreed to a settlement with a nationwide class of Industrial Life insurance policyholders to resolve any claims they may have regarding its historical premium setting practices. This agreement is subject to court approval. All estimated costs of settlement, including attorneys fees, are included in current litigation reserves established by the company.

ING America Equities, Inc., the principal underwriter and distributor of the policy, is not engaged in any litigation of any material nature.

Experts

The statutory-basis financial statements of Southland Life Insurance Company at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of the Southland Separate Account L1 at December 31, 2001, and for each of the three years in the period then ended, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by Lawrence D. Taylor, F.S.A., M.A.A.A., who is Senior Vice President, Product Management Group of ING Southland Life. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

Registration Statement

We have filed a Registration Statement relating to the separate account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the 1933 Act, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. There is a charge for this material.

Future Dimensions      65

FINANCIAL STATEMENTS

The statutory-basis financial statements of Southland Life Insurance Company ("ING Southland Life") at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, are prepared in conformity with accounting practices prescribed or permitted by the Texas Department of Insurance, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States, and start on page 67.

The financial statements included for the Southland Separate Account L1 at December 31, 2001 and for each of the three years in the period then ended, are prepared in accordance with accounting principles generally accepted in the United States and represent those divisions that had commenced operations by that date.

The financial statements of ING Southland Life, as well as the financial statements included for the Southland Separate Account L1 referred to above have been audited by Ernst & Young LLP. The financial statements of ING Southland Life should be distinguished from the financial statements of the Southland Separate Account L1 and should be considered only as bearing upon the ability of ING Southland Life to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the divisions of Southland Separate Account L1.

Future Dimensions      66

FINANCIAL STATEMENTS - STATUTORY BASIS
Southland Life Insurance Company
Years ended December 31, 2001, 2000 and 1999
with Report of Independent Auditors

--------------------------------------------------------------------------------
Future Dimensions                           67

                        Southland Life Insurance Company

                     Financial Statements - Statutory Basis

                  Years ended December 31, 2001, 2000 and 1999

                                    CONTENTS

Report of Independent Auditors................................................69

Audited Financial Statements - Statutory Basis

--------------------------------------------------------------------------------
Future Dimensions                           68

                         Report of Independent Auditors

Board of Directors and Stockholders
Southland Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Southland
Life Insurance Company (an indirect, wholly-owned subsidiary of ING America
Insurance Holdings, Inc.) as of December 31, 2001 and 2000, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2001.
These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Texas Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the
United States are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Southland Life Insurance Company at December 31, 2001
and 2000, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southland Life
Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended
December 31, 2001, in conformity with accounting practices prescribed or permitted by the Texas Insurance Department.

As discussed in Note 3 to the financial statements, in 2001 Southland Life
Insurance Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the
Texas Insurance Department.

                                                          /s/  Ernst & Young LLP

Atlanta, Georgia
March 29, 2002

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Future Dimensions                           69

                        Southland Life Insurance Company

                        Balance Sheets - Statutory Basis

                                                             DECEMBER 31
                                                          2001          2000
                                                      -------------------------
                                                            (In Thousands)
ADMITTED ASSETS
Cash and investments:
   Bonds                                              $ 2,060,778   $ 1,688,338
   Preferred stocks                                           138         1,396
   Common stocks                                              161           638
   Mortgage loans                                         482,113       461,642
   Policy loans                                            87,663        88,693
   Other invested assets                                   37,694         9,913
   Cash and short-term investments                        105,101       124,800
                                                      -------------------------
Total cash and investments                              2,773,648     2,375,420

Deferred and uncollected premiums, less loading
   (2001 - $69; 2000 - $213)                                3,998         8,459
Accrued investment income                                  29,927        24,161
Reinsurance balances recoverable                           10,727        21,587
Federal income tax recoverable (including $91 on
   realized gains at December 31, 2001 and $12,582
   net deferred tax asset at December 31, 2001)            18,689            --
Indebtedness from related parties                              20        21,000
Separate account assets                                    92,257        98,288
Other admitted assets                                         919           962

                                                      -------------------------
Total admitted assets                                 $ 2,930,185   $ 2,549,877
                                                      =========================

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

                                                             DECEMBER 31
                                                          2001          2000
                                                      -------------------------
                                                            (In Thousands,
                                                         except share amounts)
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Policy and contract liabilities:
      Life and annuity reserves                       $ 2,382,848   $ 2,099,802
      Accident and health reserves                          7,676         7,558
      Policyholders' funds                                  2,823         3,772
      Dividends left on deposit                               656           691
      Dividends payable                                        16            17
      Unpaid claims                                        14,332        14,055
                                                      -------------------------
Total policy and contract liabilities                   2,408,351     2,125,895

Accounts payable and accrued expenses                      48,049        21,188
Indebtedness to related parties                            30,187         7,907
Litigation reserve                                         10,575        11,762
Asset valuation reserve                                    14,894        19,823
Interest maintenance reserve                               15,721        20,337
Federal income tax payable (including ($4,246)
   on realized losses at December 31, 2000)                    --        13,145
Borrowed money                                             47,260       136,565
Other liabilities                                         129,351       (14,444)
Separate account liabilities                               92,257        98,288
                                                      -------------------------
Total liabilities                                       2,796,645     2,440,466

Commitments and contingencies

Capital and surplus:
   Common stock, $3 par value:
      Authorized - 2,550,000 shares
      Issued and outstanding - 2,500,000 shares             7,500         7,500
   Paid-in and contributed surplus                         69,900        59,600
   Unassigned surplus                                      56,140        42,311
                                                      -------------------------
Total capital and surplus                                 133,540       109,411
                                                      -------------------------
Total liabilities and capital and surplus             $ 2,930,185   $ 2,549,877
                                                      =========================

See accompanying notes - statutory basis.

--------------------------------------------------------------------------------
Future Dimensions                           71

                        Southland Life Insurance Company

                   Statements of Operations - Statutory Basis


                                                                        YEAR ENDED DECEMBER 31
                                                                    2001         2000         1999
                                                                 -----------------------------------
                                                                            (In Thousands)
Premiums and other revenues:
   Life, annuity, and accident and health premiums               $ 425,718    $ 572,754    $ 449,512
   Policy proceeds and dividends left on deposit                       187          165          385
   Net investment income                                           175,587      145,055      124,494
   Amortization of interest maintenance reserve                      2,575        3,092        3,261
   Commissions, expense allowances and reserve
      adjustments on reinsurance ceded                               4,223        8,996       12,575
   Other revenues                                                     (142)          --          712
                                                                 -----------------------------------
Total premiums and other revenues                                  608,148      730,062      590,939

Benefits paid or provided:
   Death benefits                                                   61,277       56,259       51,702
   Annuity benefits                                                  2,732        3,543        4,720
   Surrender benefits                                               78,353       73,801       60,971
   Interest on policy or contract funds                                874          868          841
   Accident and health benefits                                      3,699        3,125       29,754
   Other benefits                                                    2,956          208          225
   Increase in life, annuity, and accident and health reserves     283,163      425,974      249,319
   Net transfers to separate accounts                                7,634       11,270       13,202
                                                                 -----------------------------------
Total benefits paid or provided                                    440,688      575,048      410,734

Insurance expenses:
   Commissions                                                      71,242       64,536       65,562
   General expenses                                                 40,976       45,268       68,278
   Insurance taxes                                                  10,712       15,090       12,815
                                                                 -----------------------------------
Total insurance expenses                                           122,930      124,894      146,655

Gain from operations before policyholder dividends, federal
   income taxes and net realized capital gains                      44,530       30,120       33,550

Dividends to policyholders                                              54           61           16

Gain from operations before federal income taxes and net
   realized capital gains                                           44,476       30,059       33,534
Federal income taxes                                                 8,169       24,408       25,562
                                                                 -----------------------------------
Gain from operations before net realized capital gains              36,307        5,651        7,972
Net realized capital (losses) gains, net of income tax
   expense (benefit) (2001 - $91; 2000 - ($4,246); 1999-
   ($1,703) and excluding net transfers to the interest
   maintenance reserve (2001 - $2,779; 2000 -
   ($6,726); 1999 - ($3,354))                                      (16,733)      (1,159)         191
                                                                 -----------------------------------
Net income                                                       $  19,574    $   4,492    $   8,163
                                                                 ===================================


See accompanying notes - statutory basis.

--------------------------------------------------------------------------------
Future Dimensions                           72

                        Southland Life Insurance Company

         Statements of Changes in Capital and Surplus - Statutory Basis


                                                             YEAR ENDED DECEMBER 31
                                                         2001         2000         1999
                                                      -----------------------------------
                                                                 (In Thousands)
Common stock:
   Balance at beginning and end of year               $   7,500    $   7,500    $   7,500
                                                      ===================================
 Paid-in and contributed surplus:
   Balance at beginning of year                       $  59,600    $  38,600    $  25,000
   Capital contributions                                 10,300       21,000       13,600
                                                      -----------------------------------
   Balance at end of year                             $  69,900    $  59,600    $  38,600
                                                      ===================================

 Unassigned surplus:
   Balance at beginning of year                       $  42,311    $  46,007    $  50,446
   Net income                                            19,574        4,492        8,163
   Cumulative effect of changes in accounting
      principles                                         21,557           --           --
   Change in net deferred income tax                     13,775           --           --
   Change in liability for reinsurance in
      unauthorized companies                               (480)          --           --
   Change in net unrealized capital gains or losses      (1,118)      (2,052)        (351)
   (Increase) decrease in nonadmitted assets            (35,611)       4,090       (2,566)
   Decrease (increase) in asset valuation reserve         4,929       (2,632)      (2,476)
   (Recognition) deferral of gain on reinsurance
      of existing business, net of tax                   (3,797)      (7,594)      11,391
   Dividends to shareholder                              (5,000)          --      (18,600)
                                                      -----------------------------------
   Balance at end of year                             $  56,140    $  42,311    $  46,007
                                                      ===================================

   Total capital and surplus                          $ 133,540    $ 109,411    $  92,107
                                                      ===================================


See accompanying notes - statutory basis.

--------------------------------------------------------------------------------
Future Dimensions                           73

                        Southland Life Insurance Company

                   Statements of Cash Flows - Statutory Basis


                                                                      YEAR ENDED DECEMBER 31
                                                                 2001           2000          1999
                                                             -----------------------------------------
                                                                           (In Thousands)
OPERATING ACTIVITIES
   Premiums, policy proceeds, and other considerations
      received, net of reinsurance paid                      $   430,289    $   576,184    $   453,706
   Net investment income received                                166,479        142,575        118,605
   Commissions and expense allowances (paid) received on
      reinsurance ceded                                           (3,371)         1,261         12,575
   Benefits paid                                                (157,822)      (136,533)      (162,156)
   Net transfers to separate accounts                             (9,473)       (14,667)       (19,779)
   Insurance expenses paid                                      (123,869)      (141,104)      (143,986)
   Dividends paid to policyholders                                   (54)           (61)           (17)
   Federal income taxes paid                                     (27,421)       (12,280)       (17,947)
   Other revenues in excess of other (expenses)                      105         (9,738)          (928)
                                                             -----------------------------------------
Net cash provided by operating activities                        278,660        405,637        240,073

INVESTING ACTIVITIES
Proceeds from sales, maturities, or repayments of
   investments:
      Bonds                                                    2,377,610        887,171        583,330
      Preferred stocks                                               598            130            235
      Mortgage loans                                              39,510         40,484         25,166
      Real estate                                                     --          1,150             --
      Other invested assets                                        1,685          1,929            485
      Miscellaneous proceeds                                     139,797          1,834          7,420
                                                             -----------------------------------------
Total investment proceeds                                      2,559,200        932,698        616,636
Tax (payment) benefit on capital gains or losses                     (91)         4,246          1,703
                                                             -----------------------------------------
Net proceeds from sales, maturities, or repayments
   of investments                                              2,559,109        936,944        618,339
                                                             -----------------------------------------
Cost of investments acquired:
   Bonds                                                       2,758,286      1,245,456        787,090
   Preferred stocks                                                   --            396             --
   Common stocks                                                      --             --             --
   Mortgage loans                                                 59,862        116,642         64,265
   Real estate                                                        --              3          1,300
   Other invested assets                                           6,941          3,864          2,721
   Miscellaneous applications                                     22,081          4,953          7,707
                                                             -----------------------------------------
Total cost of investments acquired                             2,847,170      1,371,314        863,083
                                                             -----------------------------------------
Net (decrease) increase in policy loans                           (1,049)            68            943
                                                             -----------------------------------------
Net cash used in investing activities                           (287,012)      (434,438)      (245,687)

--------------------------------------------------------------------------------
Future Dimensions                           74

                        Southland Life Insurance Company

                   Statements of Cash Flows - Statutory Basis

                                                                       Year Ended December 31
                                                                  2001          2000           1999
                                                             -----------------------------------------
                                                                           (In Thousands)
FINANCING AND MISCELLANEOUS ACTIVITIES
Cash provided:
   Capital and surplus paid-in                                    31,300             --         13,600
   Borrowed money, net of $136,565 repaid                        (89,260)       136,565             --
   Other cash provided                                            51,089         36,886         95,409
                                                             -----------------------------------------
Total other cash (used in) provided                              (10,669)       173,451        109,009

Other cash applied:
   Dividends paid to shareholders                                     --             --         32,600
   Other applications                                                679         45,605         49,782
                                                             -----------------------------------------
Total other cash applied                                             679         45,605         82,382
                                                             -----------------------------------------
Net cash (used in) provided by financing and
   miscellaneous activities                                      (11,348)       127,846         26,627
                                                             -----------------------------------------

Net (decrease) increase in cash and short-term
investments                                                      (19,699)        99,045         21,013

Cash and short-term investments:
   Beginning of year                                             124,800         25,755          4,742
                                                             -----------------------------------------
   End of year                                               $   105,101    $   124,800    $    25,755
                                                             =========================================


The Company paid interest of $7,155,000,  $2,534,000  and $540,000  during 2001,
2000 and 1999, respectively.

See accompanying notes - statutory basis.

--------------------------------------------------------------------------------
Future Dimensions                           75

                        Southland Life Insurance Company

                 Notes to Financial Statements - Statutory Basis

                                December 31, 2001

1.   NATURE OF OPERATIONS AND BASIS OF FINANCIAL REPORTING

Southland Life Insurance Company (the "Company") is a wholly-owned,
Texas-domiciled subsidiary of ING America Life Corporation (the "Parent"), a wholly-owned subsidiary of ING America Insurance Holdings, Inc. The Parent has
another insurance subsidiary, Life Insurance Company of Georgia ("LOG"), in addition to a minor non-insurance subsidiary.

The Company's market focus is on the middle-income consumer. The life insurance products offered address retirement accumulation, wealth transfer and estate planning, and death protection needs. Products include universal life, survivorship and traditional life insurance and products with low expense loads to institutional and individual customers. Operations are conducted through independent producers. An increasing portion of the Company's business is no-load products sold to individuals, by fee-base financial planners, businesses and institutions. The Company is presently licensed in forty-nine states (all states except New York), the District of Columbia, and Puerto Rico.

Prior to December 1999, the Company provided stop-loss coverage on group health insurance. Effective December 1, 1999, the Company entered into a reinsurance agreement with SAFECO Life Insurance Company to cede the Company's medical stop loss and group term life business. The commission and expense allowance received on this transaction resulted in a gain of $17,525,000. This gain, net of related taxes of $6,134,000, was deferred in surplus and recognized in the Company's
Statement of Operations as earnings over the eighteen months ending on July
2001. These policies were not renewed by the Company at the end of their terms.
$3,797,000 of this deferred gain was recognized in earnings in 2001.

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

--------------------------------------------------------------------------------
Future Dimensions                           76

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

1.   NATURE OF OPERATIONS AND BASIS OF FINANCIAL REPORTING (CONTINUED)

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Texas
Insurance Department, whose practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant of these differences are as follows:

INVESTMENTS

Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on the National Association of Insurance
Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale.
Held-to-maturity investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income in stockholder's equity for those designated as available-for-sale.

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability.
Embedded derivatives are not accounted for separately from the host contract.
Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholders' equity rather than to income as required for fair values hedges.

For structured securities, when a negative yield results from a revaluation based on new prepayment assumptions (i.e., undiscounted cash flows are less than current book value), an other than temporary impairment is considered to have occurred and the asset is written down to the value of the undiscounted cash flows. For GAAP, assets are re-evaluated based on the discounted cash flows using a current market rate. Impairments are recognized when there has been an adverse change in cash flows and the fair value is less than book. The asset is then written down to fair value.

--------------------------------------------------------------------------------
Future Dimensions                           77

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

1.   NATURE OF OPERATIONS AND BASIS OF FINANCIAL REPORTING (CONTINUED)

VALUATION ALLOWANCES

The asset valuation reserve (AVR) is determined by an NAIC-prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed-income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands.
The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets.

Realized gains and losses on investments are reported in operations net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case the provision for such declines is charged to income.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Prior to January 1, 2001, valuation allowances were based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

--------------------------------------------------------------------------------
Future Dimensions                           78

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

1.   NATURE OF OPERATIONS AND BASIS OF FINANCIAL REPORTING (CONTINUED)

POLICY ACQUISITION COSTS

The costs of acquiring and renewing business are expensed when incurred. Under
GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, acquisition costs are amortized generally in proportion to the present value of expected gross margins from surrender charges and investment, mortality, and expense margins.

PREMIUMS

Life premiums are recognized as revenue when due. Subsequent to January 1, 2001, premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting. Prior to January 1, 2001, annuity premiums were recognized as revenue when due.

Under GAAP, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, are recognized as revenue when due.
Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Revenues for universal life, annuities, and guaranteed interest contracts consist of policy charges for the cost of insurance, policy administration charges, administration charges, amortization of policy initiation fees and surrender charges assessed during the period.

--------------------------------------------------------------------------------
Future Dimensions                           79

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

1.   NATURE OF OPERATIONS AND BASIS OF FINANCIAL REPORTING (CONTINUED)

BENEFIT AND CONTRACT RESERVES

Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium and Commissioners' Reserve
Valuation methods using statutory rates for mortality and interest. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing reasonably conservative estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest-sensitive products, the GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

REINSURANCE

For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus. Such treatment is not required by GAAP. Statutory income recognized on certain reinsurance treaties representing financing arrangements is not recognized on a GAAP basis.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

NONADMITTED ASSETS

Certain assets designated as "nonadmitted," principally past-due agents'
balances, deferred federal income taxes, aged reinsurance receivable and other intangible assets, and other assets not specifically identified as an admitted asset within the Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.
Prior to January 1, 2001, nonadmitted assets included certain assets designated as nonadmitted. Under GAAP, such assets are included in the balance sheet.

--------------------------------------------------------------------------------
Future Dimensions                           80

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

1.   NATURE OF OPERATIONS AND BASIS OF FINANCIAL REPORTING (CONTINUED)

POLICYHOLDER DIVIDENDS

Policyholder dividends are recognized when declared rather than over the term of the related policies.

STATEMENTS OF CASH FLOWS

Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under
GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

Other significant accounting practices are as follows:

INVESTMENTS

Bonds, preferred stocks, common stocks, short-term investments and derivative instruments are stated at values prescribed by the NAIC, as follows:

     Bonds not backed by other loans are principally stated at amortized cost using the interest method.

     Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for higher-risk asset backed securities, which are valued using the prospective method.

     Redeemable preferred stocks are reported at amortized cost or the lower of amortized cost or market value and nonredeemable preferred stocks are reported at market value or the lower of cost or market value as determined by the Securities Valuation Office of the NAIC ("SVO").

--------------------------------------------------------------------------------
Future Dimensions                           81

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

1.   NATURE OF OPERATIONS AND BASIS OF FINANCIAL REPORTING (CONTINUED)

INVESTMENTS (CONTINUED)

     Common stocks are reported at market value as determined by the SVO and the related unrealized capital gains/(losses) are reported in unassigned surplus with any adjustment for federal income taxes. Prior to January 1,
     2001, the related net unrealized capital gains/(losses) were reported in unassigned surplus without any adjustment for federal income taxes.

     The Company uses interest rate swaps, options and certain other derivatives as part of its overall interest rate risk management strategy for certain life insurance and annuity products. As the Company only uses derivatives for hedging purposes, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

     Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting.
     The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

     Mortgage loans are reported at unpaid principal balances, less allowance for impairments.

     Policy loans are reported at unpaid principal balances.

     Other real estate is reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

--------------------------------------------------------------------------------
Future Dimensions                           82

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

1.   NATURE OF OPERATIONS AND BASIS OF FINANCIAL REPORTING (CONTINUED)

INVESTMENTS (CONTINUED)

     For reverse repurchase agreements, Company policies require a minimum of
     102% of the fair value of securities purchased under reverse repurchase agreements to be maintained as collateral. Cash collateral received is invested in short-term investments and the offsetting collateral liability is included in miscellaneous liabilities.

     Dollar roll transactions are accounted for as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities.

     Short-term investments are reported at cost. Short-term investments include investments with maturities of less than one year at the date of acquisition.

     Other invested assets are reported at amortized cost using the effective interest method. Other invested assets primarily consist of residual collateralized mortgage obligations and partnership interests.

     Realized capital gains and losses are determined using the specific identification basis.

AGGREGATE RESERVE FOR LIFE POLICIES AND CONTRACTS

Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 2.5% to 5.5%.

The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company's practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues.

--------------------------------------------------------------------------------
Future Dimensions                           83

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

1.   NATURE OF OPERATIONS AND BASIS OF FINANCIAL REPORTING (CONTINUED)

AGGREGATE RESERVE FOR LIFE POLICIES AND CONTRACTS (CONTINUED)

The methods used in valuation of substandard policies are as follows:

     1.   For Life, Endowment and Term policies issued substandard, the standard reserve during the premium-paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up
          Limited Pay contracts.

     2.   For reinsurance accepted:

          a.   with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating;

          b.   with flat extra premiums, the standard reserve is increased by
               50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the State of
Texas, is $511,595,000 at December 31, 2001. The amount of reserves for policies on which gross premiums are less than the net premiums is $3,249,000 at December
31, 2001.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows:
current year reserves, plus payments, less prior year reserves, less funds added.

--------------------------------------------------------------------------------
Future Dimensions                           84

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

1.   NATURE OF OPERATIONS AND BASIS OF FINANCIAL REPORTING (CONTINUED)

REINSURANCE

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts, and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations.

DEFERRED TAXES

Prior to January 1, 2001, deferred federal income taxes were not provided for differences between the financial statement amounts and the tax bases of assets and liabilities. Starting in 2001, deferred tax assets are provided for and admitted to an amount determined under a standard formula. This formula considers the amount of differences that will reverse in the subsequent year, taxes paid in prior years that could be recovered through carrybacks, surplus limits and the amount of deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are non-admitted. Deferred taxes do not include any amounts for state taxes. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets that are expected to be realized in future years and a valuation allowance is established for the portion that is not realizable.

--------------------------------------------------------------------------------
Future Dimensions                           85

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

1.   NATURE OF OPERATIONS AND BASIS OF FINANCIAL REPORTING (CONTINUED)

NONADMITTED ASSETS

Nonadmitted assets are summarized as follows:

                                          DECEMBER 31,   JANUARY 1,
                                             2001           2001
                                          -------------------------
                                               (In Thousands)

     Amount receivable under
        reinsurance contracts             $ 16,827         $     --
     Deferred federal income taxes          69,630           51,699
     Agents' debit balances                  2,842            2,196
     Bonds in default                        1,654               48
     Other                                     425              218
                                          -------------------------
     Total nonadmitted assets             $ 91,378         $ 54,196
                                          =========================

Changes in nonadmitted assets are generally reported directly in surplus as an increase or decrease in nonadmitted assets. The change in bonds in default is reported directly in surplus as a change in unrealized capital gains or losses.

CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Claim expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company does not discount claim and claim adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.

--------------------------------------------------------------------------------
Future Dimensions                           86

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

1.   NATURE OF OPERATIONS AND BASIS OF FINANCIAL REPORTING (CONTINUED)

CASH FLOW INFORMATION

Cash and short-term investments includes cash on hand, demand deposits and short-term fixed maturity instruments (with a maturity of less than one year at date of acquisition).

The Company borrowed and repaid $16,800,000, $61,600,000 and $59,450,000 during
2001, 2000 and 1999, respectively. These borrowings were on a short-term basis, at an interest rate that approximated current money market rates and excludes borrowings under dollar roll transactions. Interest paid on borrowed money was
$25,000, $71,000 and $540,000 during 2001, 2000 and 1999, respectively.

SEPARATE ACCOUNTS

Separate accounts held by the Company represent funds held for the benefit of the Company's variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. All net investment experience, positive or negative, is attributed to the policy and contract holders' account values. The assets and liabilities of these accounts are carried at fair value.

Reserves related to the Company's mortality risk associated with these policies are included in life and annuity reserves. The operations of the separate accounts are not included in the accompanying statements of operations.

RECLASSIFICATIONS

Certain prior year amounts in the Company's statutory-basis financial statements have been reclassified to conform to the 2001 financial statement presentation.

--------------------------------------------------------------------------------
Future Dimensions                           87

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

2.   PERMITTED STATUTORY BASIS ACCOUNTING PRACTICES

The Company prepares statutory basis financial statements in accordance with accounting practices prescribed or permitted by the Texas Department of
Insurance. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompasses all accounting practices that are not prescribed; such practices may differ from state to state, and from company to company within a state, and may change in the future.

The Company is required to identify those significant accounting practices that are permitted, and obtain written approval of the practices from the State of
Texas Insurance Department. As of December 31, 2001 and 2000, the Company had no
such permitted accounting practices.

3.   ACCOUNTING CHANGES

The NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual was effective January 1,
2001.The State of Texas has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and has resulted in changes to the accounting practices that the
Company uses to prepare its statutory basis financial statements. The Company adopted the revised Accounting Practices and Procedures Manual on January 1,
2001.

Accounting changes adopted to conform to the provisions of the Accounting
Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principle, as an adjustment that increased unassigned surplus approximately $21,557,000 as of
January 1, 2001.

Included in this total adjustment is an increase in unassigned surplus of approximately $16,738,000 related to deferred taxes and approximately
$4,819,000 related to prepayment penalties of bonds and mortgage loans released from the IMR.

--------------------------------------------------------------------------------
Future Dimensions                           88

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

3.   ACCOUNTING CHANGES (CONTINUED)

During 2001, the Company  refined its method of estimating  reinsurance  reserve credits.  Under  the  new  method,  the  Company  estimated  the  credits  to be
$41,000,000 as of December 31, 2001. For 2001, this change resulted in increased net income and surplus of $35,800,000 over the previous method.  At December 31,
2000 and 1999, the credit amounted to approximately  $5,200,000 calculated under the  previous  method.  Had the Company  used the new method as of December  31,
2000,  estimated  reserve  credits  would  have  been  between  $28,000,000  and
$31,000,000.  If the  Company  had  implemented  this  change  in  prior  years, liabilities,  surplus  and  net  income  (after  tax  effect)  would  have  been approximately  $2,423,696,000,  $126,181,000 and $21,262,000,  respectively,  in
2000, and $1,928,074,000, $106,927,000 and $22,983,000, respectively, in 1999.

4.   INVESTMENTS

The amortized cost and fair value of bonds and equity securities are as follows:


                                                                  GROSS        GROSS
                                                   AMORTIZED    UNREALIZED   UNREALIZED      FAIR
                                                      COST        GAINS        LOSSES       VALUE
                                                   -------------------------------------------------
                                                                     (In Thousands)
DECEMBER 31, 2001
U.S. Treasury securities and obligations of
   U.S. Government agencies and corporations       $   63,077   $      644   $    1,011   $   62,710
States, municipalities and political divisions            418           --           12          406
Public utilities securities                            59,844        2,198        1,951       60,091
Foreign Government                                     66,685        1,545        4,782       63,448
Corporate securities                                  802,779       21,047       11,874      811,952
Mortgage backed securities                            711,869       13,355        1,827      723,397
Other structured securities                           357,760       13,498       10,651      360,607
                                                   -------------------------------------------------
Total fixed maturities                              2,062,432       52,287       32,108    2,082,611

Preferred stocks                                          138           --           --          138
Common stocks                                              71          119           29          161
                                                   -------------------------------------------------
Total equity securities                            $2,062,641   $   52,406   $   32,137   $2,082,910
                                                   =================================================

                                                                  GROSS        GROSS
                                                   AMORTIZED    UNREALIZED   UNREALIZED      FAIR
                                                      COST        GAINS        LOSSES       VALUE
                                                   -------------------------------------------------
                                                                     (In Thousands)
DECEMBER 31, 2000
U.S. Treasury securities and obligations of U.S.
   Government agencies and corporations            $   38,193   $      913   $      162   $   38,944
States, municipalities and political divisions          9,370          113           --        9,483
Public utilities securities                            74,945        2,322        2,943       74,324
Corporate securities                                  602,638       12,145       24,057      590,726
Mortgage backed securities                            634,407        9,917        5,664      638,660
Other structured securities                           328,833        9,885       11,985      326,733
                                                   -------------------------------------------------
Total fixed maturities                              1,688,386       35,295       44,811    1,678,870

Preferred stocks                                        1,396           --           --        1,396
Common stocks                                             552          125           39          638
                                                   -------------------------------------------------
Total equity securities                            $1,690,334   $   35,420   $   44,850   $1,680,904
                                                   =================================================


--------------------------------------------------------------------------------
Future Dimensions                           89

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

4.   INVESTMENTS (CONTINUED)

At December 31, 2001 and 2000, bonds with an amortized cost of $9,608,000 and
$9,287,000, respectively, were on deposit with various insurance departments to meet regulatory requirements.

The amortized cost and fair value of debt securities at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    AMORTIZED COST   FAIR VALUE
                                                    ---------------------------
                                                          (In Thousands)
DECEMBER 31, 2001
Maturity:
   Due after 1 year through 5 years                 $   326,087     $   331,322
   Due after 5 years through 10 years                   358,375         357,920
   Due after 10 years                                   308,341         309,365
                                                    ---------------------------
                                                        992,803         998,607
   Mortgage backed                                      711,869         723,397
   Other structured securities                          357,760         360,607
                                                    ---------------------------
Total                                               $ 2,062,432     $ 2,082,611
                                                    ===========================

Reconciliation of bonds from amortized cost to carrying value as of December 31:

                                                        2001            2000
                                                    ---------------------------
                                                           (In Thousands)

Amortized cost                                      $ 2,062,432     $ 1,688,386
Less nonadmitted bonds                                    1,654              48
                                                    ---------------------------

Carrying value                                      $ 2,060,778     $ 1,688,338
                                                    ===========================

--------------------------------------------------------------------------------
Future Dimensions                           90

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

4.   INVESTMENTS (CONTINUED)

Proceeds from sales of investments in debt securities during 2001, 2000 and 1999 were $2,377,610,000, $887,171,000 and $583,330,000, respectively. Gross gains of
$13,621,000, $2,269,000 and $5,278,000 and gross losses of $23,584,000,
$14,288,000 and $11,697,000 were realized on sales of debt securities in 2001,
2000 and 1999, respectively.

Net realized (losses) gains, before capital gains tax and interest maintenance reserve transfers and changes in net unrealized (losses) gains, are summarized as follows:

                                       CAPITAL (LOSSES) GAINS
                                -----------------------------------  NET CAPITAL
                                  BONDS       STOCKS        OTHER    (LOSS) GAIN
                                ------------------------------------------------
                                                 (In Thousands)
2001:
   Net realized                 $ (9,963)    $ (1,140)    $ (2,760)    $(13,863)
   Net unrealized                 (1,606)           4          484       (1,118)
                                ------------------------------------------------
Total                           $(11,569)    $ (1,136)    $ (2,276)    $(14,981)
                                ================================================

2000:
   Net realized                 $(12,019)    $    (23)    $    (89)    $(12,131)
   Net unrealized                     62          (14)      (2,100)      (2,052)
                                ------------------------------------------------
Total                           $(11,957)    $    (37)    $ (2,189)    $(14,183)
                                ================================================

1999:
   Net realized                 $ (6,419)    $     42     $  1,511     $ (4,866)
   Net unrealized                    198           87         (636)        (351)
                                ------------------------------------------------
Total                           $ (6,221)    $    129     $    875     $ (5,217)
                                ================================================

--------------------------------------------------------------------------------
Future Dimensions                           91

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

4.   INVESTMENTS (CONTINUED)

Major categories of net investment income are summarized as follows:

                                                   YEAR ENDED DECEMBER 31
                                               2001         2000         1999
                                            -----------------------------------
                                                      (In Thousands)
Income:
   Bonds                                    $ 137,690    $ 111,663    $  92,453
   Mortgage loans                              39,905       32,581       30,410
   Policy loans                                 4,990        3,909        5,216
   Other                                        6,314        3,979        1,296
                                            -----------------------------------
Total investment income                       188,899      152,132      129,375
Investment expenses                           (13,311)      (7,077)      (4,881)
                                            -----------------------------------
Net investment income                       $ 175,587    $ 145,055    $ 124,494
                                            ===================================

The maximum and minimum lending rates for long-term mortgage loans during 2001 were 8.04% and 7.05%, respectively. Fire insurance is required on all properties covered by mortgage loans and must at least equal the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

The maximum percentage of any loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 73.55%
on commercial properties. As of December 31, 2001, the Company held no mortgages with interest more than 180 days overdue. Total interest due equals $4,881.

The Company also entered into dollar roll transactions to increase its return on investments and improve liquidity. Dollar rolls involve a sale of securities and an agreement to repurchase substantially the same securities as the securities sold. The securities involved in the dollar rolls are accounted for as short-term collateralized financings and the repurchase obligation is reported in borrowed money. The repurchase obligation totaled $47,260,000 at December 31,
2001. Such borrowings averaged approximately $156,598,000 during 2001 and were collateralized by investment securities

--------------------------------------------------------------------------------
Future Dimensions                           92

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

4.   INVESTMENTS (CONTINUED)

with fair values approximately equal to the loan value. The securities underlying these agreements are mortgage-backed securities with a book value and fair value of $41,014,646. The securities have a weighted average coupon of 6.9%
and have maturities ranging from December 2016 to 2031. The primary risk associated with short-term collateralized borrowings is that the counterparty will be unable to perform under the terms of the contract. The Company's exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments (such excess was not material at
December 31, 2001). The Company believes the counterparties to the dollar roll agreements are financially responsible and that the counterparty risk is minimal.

The Company participates in reverse repurchase transactions. Such transactions include the sale of corporate securities to a major securities dealer and a simultaneous agreement to repurchase the same security in the near term. The proceeds are invested in new securities of intermediate durations. The agreements mature prior to the end of January 2002. The amount due on these agreements included in borrowed money is $4,700,000. The securities underlying these agreements are mortgage-backed securities with a book value and fair value of $5,700,000, respectively. The securities have a weighted average coupon of
7.5% and have a maturity of December 2029.

5.   DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING

The Company enters into interest rate contracts, including swaps and options, to reduce and manage risks which include the risk of a change in the value, yield, price, cash flows, quantity of, or a degree of exposure with respect to, assets, liabilities, or future cash flows which the Company has acquired or incurred.
Hedge accounting practices are supported by cash flow matching, scenario testing and duration matching. Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount.

--------------------------------------------------------------------------------
Future Dimensions                           93

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

5.   DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING
     (CONTINUED)

Premiums paid for the purchase of interest rate contracts are included in other invested assets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged. Amounts paid or received, if any, from such contracts are included in interest expense or income. Accrued amounts payable to or receivable from counterparties are included in other liabilities or other invested assets.

Gains or losses as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

Interest rate contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges. Changes in the fair value of the derivative are recorded as investment income. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties' credit standing, collateral agreements, and master netting agreements.

The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts.

--------------------------------------------------------------------------------
Future Dimensions                           94

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

5.   DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING
     (CONTINUED)

The table below summarizes the Company's interest rate contracts included in other invested assets at December 31, 2001 and 2000 (in thousands):

                                                     DECEMBER 31, 2001
                                             ----------------------------------
                                             NOTIONAL     CARRYING       FAIR
                                              AMOUNT       VALUE        VALUE
                                             ----------------------------------
Interest rate contracts:
   Swaps                                     $ 20,000     $     --     $    824
   Options owned                               42,000        1,023        1,023
                                             ----------------------------------
Total derivatives                            $ 62,000     $  1,023     $  1,847
                                             ==================================

                                                     DECEMBER 31, 2000
                                             ----------------------------------
                                             NOTIONAL     CARRYING       FAIR
                                              AMOUNT       VALUE        VALUE
                                             ----------------------------------
Interest rate contracts:
   Swaps                                     $ 20,000     $     --     $    269
   Options owned                               33,600          331          331
                                             ----------------------------------
Total derivatives                            $ 53,600     $    331     $    600
                                             ==================================

6.   CONCENTRATIONS OF CREDIT RISK

The Company held less-than-investment-grade corporate bonds with an aggregate book value of $267,314,000 and $126,928,000 and with an aggregate market value of $252,412,000 and $107,909,000 at December 31, 2001 and 2000, respectively.
Those holdings amounted to 13.0% of the Company's investments in bonds and 9.1%
of total admitted assets at December 31, 2001.

The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

--------------------------------------------------------------------------------
Future Dimensions                           95

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

6.   CONCENTRATIONS OF CREDIT RISK (CONTINUED)

The Company held unrated bonds of $107,617,000 and $219,934,000 with an aggregate NAIC market value of $106,401,000 and $219,861,000 at December 31,
2001 and 2000, respectively. The carrying value of these holdings amounted to
5.2% of the Company's investment in bonds and 3.7% of the Company's total admitted assets at December 31, 2001.

At December 31, 2001, the Company's commercial mortgages involved a concentration of properties located in Pennsylvania (13%), Florida (11%) and
Texas (10%). The remaining commercial mortgages relate to properties located in
30 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is
$19,521,000.

7.   ANNUITY RESERVES

At December 31, 2001 and 2000, the Company's annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal
(without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                             DECEMBER 31, 2001
                                                             AMOUNT     PERCENT
                                                            -------------------
                                                               (In Thousands)
Subject to discretionary withdrawal (with adjustment):
   At book value less surrender charge                      $  1,882       5.1%
Subject to discretionary withdrawal
   (without adjustment) at book value with
   minimal or no charge or adjustment                         28,369      77.4
Not subject to discretionary withdrawal                        6,410      17.5
                                                            -------------------
Total annuity reserves and deposit fund liabilities--
   before reinsurance                                         36,661     100.0%
                                                                       ========
Less reinsurance                                                  --
                                                            --------
Net annuity reserves and deposit fund liabilities           $ 36,661
                                                            ========

--------------------------------------------------------------------------------
Future Dimensions                           96

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

7.   ANNUITY RESERVES (CONTINUED)

                                                             DECEMBER 31, 2000
                                                             AMOUNT     PERCENT
                                                            -------------------
                                                               (In Thousands)
Subject to discretionary withdrawal (with adjustment):
   At book value less surrender charge                      $ 3,017        6.1%
Subject to discretionary withdrawal
   (without adjustment) at book value with
   minimal or no charge or adjustment                         38,471      77.7
Not subject to discretionary withdrawal                        8,034      16.2
                                                            -------------------
Total annuity reserves and deposit fund liabilities--
   before reinsurance                                         49,522       100%
                                                                       ========
Less reinsurance                                                  --
                                                            --------
Net annuity reserves and deposit fund liabilities           $ 49,522
                                                            ========

8.   EMPLOYEE BENEFIT PLANS

The Company does not sponsor an employee retirement plan. Home office and field office services are provided to the Company by employees of LOG, an affiliated insurer. The Company reimburses LOG for the actual cost of salaries and fringe benefits of employees utilized in providing administrative services to the
Company.

The Company does not sponsor a deferred compensation plan, but reimburses LOG for the actual cost of fringe benefits for employees providing administrative services to the Company. The Company has an unfunded noncontributory, nonqualified deferred compensation plan covering certain agents in the General
Agency Sales Division.

9.   SEPARATE ACCOUNTS

Separate account assets and liabilities represent funds held for the benefit of the Company's variable life and annuity policyholders. Such policies are of a nonguaranteed return nature. All net investment experience positive or negative, is attributed to the policyholders' account values. The assets and liabilities of these accounts are carried at market value.

--------------------------------------------------------------------------------
Future Dimensions                           97

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

9.   SEPARATE ACCOUNTS (CONTINUED)

Premiums,  deposits,  and other  considerations  received  for the  years  ended
December 31, 2001, 2000 and 1999 were $30,061,000,  $30,562,000 and $29,654,000, respectively.

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                 2001        2000        1999
                                               --------------------------------
                                                        (In Thousands)
Transfers as reported in the summary of
   operations of the Separate Accounts
   Statement:
      Transfers to separate accounts           $ 31,395    $ 32,345    $ 31,472
      Transfers from separate accounts           23,701      21,068      25,831
                                               --------------------------------
Net transfers to separate accounts                7,694      11,277       5,641

Reconciling adjustments:
   CARVM/CRVM Adjustment                             --          --       7,579
   Miscellaneous transfers                          (60)         (7)        (18)
                                               --------------------------------
Transfers as reported in the Statement of
   Operations                                  $ 7,634    $ 11,270    $ 13,202
                                               ================================

--------------------------------------------------------------------------------
Future Dimensions                           98

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

9.   SEPARATE ACCOUNTS (CONTINUED)

                                                                DECEMBER 31
                                                              2001       2000
                                                            -------------------
                                                              (In Thousands)
Reserves for separate accounts by withdrawal
characteristics:
   Subject to discretionary withdrawal:
      With market value adjustment                          $     --   $     --
      At book value without market value
       adjustment less current surrender charge of
       5% or more                                             59,560     56,150
      At market value                                             --         --
      At book value without market value
       adjustment less current surrender charge of
       less than 5%                                           13,884     13,884
                                                            -------------------
   Subtotal                                                   73,444     81,160
   Not subject to discretionary withdrawal                        --         --
                                                            -------------------

   Total aggregate reserve for separate accounts            $ 73,444   $ 81,160
                                                            ===================

10.  REINSURANCE

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. As of December 31, 2001, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $5,000,000.

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk.

--------------------------------------------------------------------------------
Future Dimensions                           99

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

10.  REINSURANCE (CONTINUED)

The Company's ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

                                                 2001        2000        1999
                                              ---------------------------------
                                                        (In Thousands)

Premiums                                      $  32,313   $  89,993   $  82,333
Benefits paid or provided                        41,989      73,766      55,520
Policy and contract liabilities at year end     167,075     146,744     183,358

11.  FEDERAL INCOME TAXES

The Company joins in the filing of a consolidated federal income tax return with
ING America Insurance Holdings, Inc., a Delaware Corporation, and its
subsidiaries. The method of tax allocation is governed by a written tax sharing agreement. The tax sharing agreement provides that each member of the consolidated return shall reimburse ING America Insurance Holdings, Inc. for its respective share of the consolidated federal income tax liability and shall receive a benefit for its losses at the statutory rate.

The components of the net admitted deferred tax asset are as follows:

                                             DECEMBER    JANUARY 1,
                                             31, 2001       2001        CHANGE
                                             ----------------------------------
                                                       (In Thousands)

Gross deferred tax asset                     $ 84,111     $ 71,397     $ 12,714
Gross deferred tax liabilities                  1,899        2,960        1,061
                                             ----------------------------------
Net deferred taxes and change for the year     82,212       68,437       13,775
                                             ----------------------------------
Non admitted deferred tax assets and change
   for year                                   (69,630)     (51,699)     (17,931)
                                             ----------------------------------
Net admitted deferred tax asset and change
   for the year                              $ 12,582     $ 16,738     $ (4,156)
                                             ==================================

--------------------------------------------------------------------------------
Future Dimensions                           100

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

11.  FEDERAL INCOME TAXES (CONTINUED)

For 2001, the Company's federal income tax expense and change in deferred taxes differs from the amount obtained by applying the federal statutory rate of 35%
to income before taxes for the following reasons:

                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                                                       2001
                                                                  --------------
                                                                  (In Thousands)
Expected federal income tax expense (benefit) at
   statutory rate of 35%                                            $  10,714
IMR amortization                                                         (901)
Deferred acquisition costs                                              4,618
Insurance reserves                                                      5,054
Due and deferred premiums                                               1,689
Investments                                                             3,165
Other                                                                    (920)
Prior year return true-up                                             (15,159)
                                                                    ---------
Total federal income tax expense                                        8,260

Change in deferred taxes                                              (13,775)
                                                                    ---------
Total statutory federal income taxes                                $  (5,515)
                                                                    =========

For 2000 and 1999, income before federal income tax expense differs from taxable income principally due to investment income, deferred acquisition costs, and differences in reserves for policy and contract liabilities for tax and statutory-basis financial reporting purposes.

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $23,299,957, $10,348,115 and
$25,834,508 from 2001, 2000 and 1999, respectively.

--------------------------------------------------------------------------------
Future Dimensions                           101

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

12.  CAPITAL AND SURPLUS

Dividends to the Parent may only be declared out of statutory earnings and surplus subject to certain regulatory limitations. Dividends paid in excess of these limitations require prior approval of the Texas Insurance Commissioner
("Commissioner"). Regular dividends of $5,000,000, $0 and $18,600,000 were declared to the Parent in 2001, 2000 and 1999, respectively. The dividends declared in December 2001 were paid in January 2002. For 2002, the maximum amount of dividends which may be paid without prior approval is $13,354,000.

13.  FAIR VALUES OF FINANCIAL INSTRUMENTS

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

--------------------------------------------------------------------------------
Future Dimensions                           102

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

13.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying amounts and fair values of the Company's financial  instruments are summarized as follows:


                                                           DECEMBER 31
                                               2001                          2000
                                    --------------------------------------------------------
                                      CARRYING         FAIR         CARRYING         FAIR
                                       AMOUNT         VALUE          AMOUNT         VALUE
                                    --------------------------------------------------------
                                                         (In Thousands)
Assets:
   Bonds                            $ 2,060,778    $ 2,082,611    $ 1,688,338    $ 1,678,870
   Preferred stocks                         138            138          1,396          1,396
   Unaffiliated common stocks               161            161            638            638
   Mortgage loans                       482,113        510,631        461,642        472,406
   Policy loans                          87,663         85,356         88,693         79,783
   Derivative securities                  1,023          1,847            331            600
   Short-term investments                12,103         12,103         97,613         97,613
   Cash                                  92,998         92,998         27,187         27,187
   Other invested assets                 12,861         12,861          6,982          6,982
   Separate account assets               92,257         92,257         98,288         98,288
   Receivable for securities             23,810         23,810          2,600          2,600

Liabilities:
   Individual annuities                  13,345         13,345         18,430         18,430
   Policyholder funds                     2,823          2,823          3,772          3,772
   Policyholder dividends                   672            672            708            708
   Separate account liabilities          92,257         92,257         98,288         98,288


--------------------------------------------------------------------------------
Future Dimensions                           103

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

13.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

     Fixed maturities and equity securities: The fair values for bonds, preferred stocks and common stocks, reported herein, are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, commercial mortgages, collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which generally fall within a range between 2% and
     18% over the total portfolio. Fair values determined on this basis can differ from values published by the NAIC Securities Valuation Office.
     Market value as determined by the NAIC as of December 31, 2001 and 2000, was $2,063,206,000 and $1,681,420,000, respectively.

     Mortgage loans: The fair values for commercial mortgages are estimated using a discounted cash flow approach. Commercial loans in good standing are discounted using interest rates determined by U.S. Treasury yields on
     December 31 and spreads required on new loans with similar characteristics.
     The amortizing features of all loans are incorporated into the valuation.
     Where data on option features was available, option values were determined using a binomial valuation method and were incorporated into the mortgage valuation.

     Derivative financial instruments: Fair values for on-balance-sheet derivative financial instruments (options) and off-balance-sheet derivative financial instruments (swaps) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing.

--------------------------------------------------------------------------------
Future Dimensions                           104

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

13.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

     Other investment-type insurance contracts: The fair values of the Company's deferred annuity contracts are estimated based on the cash surrender values. The carrying values of other policyholder liabilities, including immediate annuities, dividend accumulations, supplementary contracts without life contingencies, and premium deposits, approximate their fair values.

The carrying value of all other financial instruments approximates their fair value.

14.  COMMITMENTS AND CONTINGENCIES

The Company is a party to pending or threatened lawsuits arising from the normal conduct of its business. Due to the climate in insurance and business litigation, suits against the Company sometimes include substantial additional claims, consequential damages, punitive damages and other similar types of relief. Moreover, plaintiffs often times seek to have cases certified as class actions. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a materially adverse effect on the Company's financial position or interfere with its operations. The Company has established an accrued liability in the financial statements of $10,575,000 related to certain pending litigation. The
Company is vigorously defending its position in these cases.

The Company is involved in regulatory market conduct examinations regarding its historical premium practices. The Company has reached an agreement to resolve these market conduct examinations with regulators. It also has agreed to a settlement with a nationwide class of Industrial Life insurance policyholders to resolve any claims they may have regarding its historical premium setting practices. All estimated costs of settlement, including attorneys fees, are included in current litigation reserves. This agreement is subject to court approval.

--------------------------------------------------------------------------------
Future Dimensions                           105

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

15.  FINANCING AGREEMENTS

The Company has a line of credit totaling $225,000,000 to provide short-term liquidity. The amount of funds available under this line is reduced by borrowings of certain affiliates also party to the agreement. Interest on all loans is based on the cost of funds by the lender plus .225%. There were no outstanding borrowings under this agreement at December 31, 2001 and 2000.

16.  RELATED PARTY TRANSACTIONS

The Company has a service agreement with affiliates, whereby the affiliated companies provide personnel, certain services and facilities for the conduct of the Company's operations in return for payment representing the costs incurred in providing such services and facilities. During 2001, 2000 and 1999, the
Company reimbursed these affiliated companies $26,107,000, $44,730,000 and
$47,258,000, respectively, under this agreement. The Company has a payable to these affiliated companies of $30,187,000, $7,420,000 and $19,702,000 at
December 31, 2001, 2000 and 1999, respectively, related to this agreement.

17.  GUARANTY FUND ASSESSMENTS

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premiums companies collect in that state.

The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National
Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and the
amount of premiums written in each state. The Company reduces the accrual by credits allowed in some states to reduce future premium taxes by a portion of assessments in that state.

--------------------------------------------------------------------------------
Future Dimensions                           106

                        Southland Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)

18.  REGULATORY RISK-BASED CAPITAL

The NAIC prescribes risk-based capital (RBC) requirements for life/health insurance companies. RBC is a series of dynamic surplus-related formulas for monitoring solvency. At December 31, 2001, the Company exceeded all minimum RBC requirements.

--------------------------------------------------------------------------------
Future Dimensions                           107

SOUTHLAND SEPARATE ACCOUNT L1 OF
SOUTHLAND LIFE INSURANCE COMPANY
Financial Statements
Years ended December 31, 2001, 2000 and 1999

--------------------------------------------------------------------------------
Future Dimensions                           108

                          Southland Separate Account L1

                              Financial Statements

                  Years ended December 31, 2001, 2000 and 1999

                                    CONTENTS

Report of Independent Auditors...............................................110

Audited Financial Statements

--------------------------------------------------------------------------------
Future Dimensions                           109

                         Report of Independent Auditors

Policyholders
Southland Separate Account L1 of
   Southland Life Insurance Company

We have audited the accompanying statements of assets and liabilities of
Southland Separate Account L1 of Southland Life Insurance Company, comprising, respectively, the Alger American Funds (comprising the American Small
Capitalization, American MidCap Growth, American Growth and American Leveraged
AllCap Sub-Accounts) ("Alger"), the Fidelity Variable Insurance Products Fund
and Variable Insurance Products Fund II (comprising the Asset Manager, Asset
Manager SC, Growth, Growth SC, Overseas, Overseas SC, Money Market, Index 500,
Equity-Income, Equity-Income SC, High Income, High Income SC, Contrafund,
Contrafund SC, and Investment Grade Bond Sub-Accounts) ("VIP and VIP II"), the
INVESCO Variable Investment Funds, Inc. (comprising the Equity Income and
Utilities Sub-Accounts) ("INVESCO"), the Janus Aspen Series Funds (comprising the Growth, Growth SS, Aggressive Growth, Aggressive Growth SS, Worldwide
Growth, Worldwide Growth SS, International Growth, International Growth SS,
Balanced and Balanced SS Sub-Accounts) ("Janus"), Directed Services, Inc.
(comprising the MidCap Growth, Liquid Asset, Research, Total Return and Fully
Managed Sub-Accounts) ("GCG"), the ING Pilgrim Investments, LLC (comprising the
Growth Opportunities, MagnaCap, Mid-Cap Opportunities and Small Cap
Opportunities Sub-Accounts) ("Pilgrim"), and Putnam Investment Management, LLC
(comprising the New Opportunities, Voyager, Growth and Income and Small Cap
Value Sub-Accounts) ("Putnam") as of December 31, 2001, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts constituting the Southland Separate Account L1 as of December 31, 2001, and the
results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                          /s/  Ernst & Young LLP

Denver, Colorado
March 29, 2002

--------------------------------------------------------------------------------
Future Dimensions                           110

                          Southland Separate Account L1

                       Statement of Assets and Liabilities

                                December 31, 2001


                                                                             ALGER
                                                   --------------------------------------------------------
                                                      AMERICAN       AMERICAN                    AMERICAN
                                                       SMALL          MIDCAP       AMERICAN     LEVERAGED
                                                   CAPITALIZATION     GROWTH        GROWTH        ALLCAP
                                                   --------------------------------------------------------
ASSETS
Investments in mutual funds at fair value (Note 4)   $ 1,748,373   $ 3,718,593   $ 5,176,926   $ 3,553,595
                                                     ------------------------------------------------------
Total assets                                           1,748,373     3,718,593     5,176,926     3,553,595
                                                     ------------------------------------------------------

LIABILITIES
Due to (from) Southland Life Insurance Company           (16,367)      (17,587)      (34,696)      (46,567)
                                                     ------------------------------------------------------
Total liabilities                                        (16,367)      (17,587)      (34,696)      (46,567)
                                                     ------------------------------------------------------

Net assets                                           $ 1,764,740   $ 3,736,180   $ 5,211,622   $ 3,600,162
                                                     ======================================================

POLICYHOLDER RESERVES
Reserves for policyholders (Note 2)                  $ 1,764,740   $ 3,736,180   $ 5,211,622   $ 3,600,162
                                                     ------------------------------------------------------

TOTAL POLICYHOLDER RESERVES                          $ 1,764,740   $ 3,736,180   $ 5,211,622   $ 3,600,162
                                                     ======================================================

Number of sub-account units outstanding (Note 8):
   Class A                                           195,694.785   160,443.533   274,546.387   161,861.518
                                                     ======================================================
   Class B                                             3,937.220    45,052.919    12,634.531    26,245.031
                                                     ======================================================

Net value per sub-account unit:
   Class A                                           $      8.88   $     19.76   $     18.57   $     20.71
                                                     ======================================================
   Class B                                           $      6.80   $     12.55   $      8.96   $      9.45
                                                     ======================================================

Number of shares owned                               105,641.871   210,446.671   140,792.123   112,633.765
                                                     ======================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           111

                          Southland Separate Account L1

                 Statement of Assets and Liabilities (continued)

                                December 31, 2001


                                                                         VIP & VIP II
                               ----------------------------------------------------------------------------------------------
                                                   ASSET
                                   ASSET          MANAGER                                                         OVERSEAS
                                  MANAGER           SC             GROWTH        GROWTH SC        OVERSEAS           SC
                               ----------------------------------------------------------------------------------------------
ASSETS
Investments in mutual funds
 at fair value (Note 4)        $     874,382   $      25,853   $   4,265,508   $     511,266   $     461,501   $       2,984
                               ----------------------------------------------------------------------------------------------
Total assets                         874,382          25,853       4,265,508         511,266         461,501           2,984
                               ----------------------------------------------------------------------------------------------

LIABILITIES
Due to (from) Southland Life
 Insurance Company                    (4,632)             --         (23,155)             --          (2,997)             --
                               ----------------------------------------------------------------------------------------------
Total liabilities                     (4,632)             --         (23,155)             --          (2,997)             --
                               ----------------------------------------------------------------------------------------------

Net assets                     $     879,014   $      25,853   $   4,288,663   $     511,266   $     464,498   $       2,984
                               ==============================================================================================

POLICYHOLDER RESERVES
Reserves for policyholders
 (Note 2)                      $     879,014   $      25,853   $   4,288,663   $     511,266   $     464,498   $       2,984
                               ----------------------------------------------------------------------------------------------

Total policyholder reserves    $     879,014   $      25,853   $   4,288,663   $     511,266   $     464,498   $       2,984
                               ==============================================================================================

Number of sub-account units
 outstanding (Note 8):
   Class A                        60,983.513         105.570     252,482.427       4,446.413      40,408.442          75.722
                               ==============================================================================================
   Class B                                --       2,509.890              --      55,661.267              --         314.563
                               ==============================================================================================

Net value per sub-account
 unit:
   Class A                     $       14.41   $        9.40   $       16.99   $        8.15   $       11.50   $        7.80
                               ==============================================================================================
   Class B                                --   $        9.90              --   $        8.53              --   $        7.63
                               ==============================================================================================

Number of shares owned            60,191.822       1,794.539     126,910.441      15,272.235      33,248.873         216.200
                               ==============================================================================================

                                                                         VIP & VIP II
                               ----------------------------------------------------------------------------------------------
                                                                                                                    HIGH
                                   MONEY                           EQUITY-        EQUITY-          HIGH            INCOME
                                   MARKET        INDEX 500         INCOME        INCOME SC        INCOME             SC
                               ----------------------------------------------------------------------------------------------
ASSETS
Investments in mutual funds
 at fair value (Note 4)        $   2,140,670   $   8,957,185   $   3,242,320   $     150,949   $     826,177   $      19,530
                               ----------------------------------------------------------------------------------------------
Total assets                       2,140,670       8,957,185       3,242,320         150,949         826,177          19,530
                               ----------------------------------------------------------------------------------------------

LIABILITIES
Due to (from) Southland Life
 Insurance Company                     7,960         (38,874)        (19,238)             --          (8,236)             --
                               ----------------------------------------------------------------------------------------------
Total liabilities                      7,960         (38,874)        (19,238)             --          (8,236)             --
                               ----------------------------------------------------------------------------------------------

Net assets                     $   2,132,710   $   8,996,059   $   3,261,558   $     150,949   $     834,413   $      19,530
                               ==============================================================================================

POLICYHOLDER RESERVES
Reserves for policyholders
 (Note 2)                      $   2,132,710   $   8,996,059   $   3,261,558   $     150,949   $     834,413   $      19,530
                               ----------------------------------------------------------------------------------------------

Total policyholder reserves    $   2,132,710   $   8,996,059   $   3,261,558   $     150,949   $     834,413   $      19,530
                               ==============================================================================================

Number of sub-account units
 outstanding (Note 8):
   Class A                       170,865.158     491,620.180     204,029.739       3,998.139     101,880.361          69.465
                               ==============================================================================================
   Class B                                --      76,001.248              --      11,787.630              --       2,314.305
                               ==============================================================================================

Net value per sub-account
 unit:
   Class A                     $       12.48   $       16.93   $       15.99   $        9.41   $        8.19   $        8.73
                               ==============================================================================================
   Class B                                --   $        8.85              --   $        9.61              --   $        8.18
                               ==============================================================================================

Number of shares owned         2,140,669.700      68,864.344     142,509.435       6,668.657     128,887.798       3,062.138
                               ==============================================================================================

                                               VIP & VIP II
                               ----------------------------------------------

                                                 CONTRAFUND     INVESTMENT
                                 CONTRAFUND          SC         GRADE BOND
                               ----------------------------------------------
ASSETS
Investments in mutual funds
 at fair value (Note 4)        $   6,166,212   $     209,420   $   1,415,483
                               ----------------------------------------------
Total assets                       6,166,212         209,420       1,415,483
                               ----------------------------------------------

LIABILITIES
Due to (from) Southland Life
 Insurance Company                   (68,152)             --          (3,112)
                               ----------------------------------------------
Total liabilities                    (68,152)             --          (3,112)
                               ----------------------------------------------

Net assets                     $   6,234,364   $     209,420   $   1,418,595
                               ==============================================

POLICYHOLDER RESERVES
Reserves for policyholders
 (Note 2)                      $   6,234,364   $     209,420   $   1,418,595
                               ----------------------------------------------

Total policyholder reserves    $   6,234,364   $     209,420   $   1,418,595
                               ==============================================

Number of sub-account units
 outstanding (Note 8):
   Class A                       362,775.027       5,281.707      96,822.980
                               ==============================================
   Class B                                --      17,077.473       6,880.225
                               ==============================================

Net value per sub-account
 unit:
   Class A                     $       17.19   $        8.68   $       13.90
                               ==============================================
   Class B                                --   $        9.57   $       10.59
                               ==============================================

Number of shares owned           306,306.934      10,452.301     109,557.513
                               ==============================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           112

                          Southland Separate Account L1

                 Statement of Assets and Liabilities (continued)

                                December 31, 2001

                                                               INVESCO
                                                       -------------------------
                                                          EQUITY
                                                          INCOME     UTILITIES
                                                       -------------------------
ASSETS
Investments in mutual funds at fair value (Note 4)     $ 1,545,561  $ 1,105,002
                                                       -------------------------
Total assets                                             1,545,561    1,105,002
                                                       -------------------------
LIABILITIES
Due to (from) Southland Life Insurance Company             (14,704)      (2,568)
                                                       -------------------------
Total liabilities                                          (14,704)      (2,568)
                                                       -------------------------

Net assets                                             $ 1,560,265  $ 1,107,570
                                                       =========================
POLICYHOLDER RESERVES
Reserves for policyholders (Note 2)                    $ 1,560,265  $ 1,107,570
                                                       -------------------------

Total policyholder reserves                            $ 1,560,265  $ 1,107,570
                                                       =========================

Number of sub-account units outstanding (Note 8):
   Class A                                              92,805.982   77,479.210
                                                       =========================
   Class B                                              12,610.383   11,015.020
                                                       =========================
Net value per sub-account unit:
   Class A                                             $     15.48  $     13.29
                                                       =========================
   Class B                                             $      9.82  $      7.05
                                                       =========================

Number of shares owned                                  83,184.129   78,480.260
                                                       =========================

See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           113

                          Southland Separate Account L1

                 Statement of Assets and Liabilities (continued)

                                December 31, 2001


                                                                              JANUS
                                      ---------------------------------------------------------------------------------------
                                                                     AGGRESSIVE    AGGRESSIVE      WORLDWIDE      WORLDWIDE
                                         GROWTH       GROWTH SS        GROWTH       GROWTH SS        GROWTH       GROWTH SS
                                      ---------------------------------------------------------------------------------------
ASSETS
Investments in mutual funds at
 fair value (Note 4)                  $ 5,005,989    $   668,655    $ 4,710,695    $    86,051    $ 5,143,841    $   136,996
                                      ---------------------------------------------------------------------------------------
Total assets                            5,005,989        668,655      4,710,695         86,051      5,143,841        136,996
                                      ---------------------------------------------------------------------------------------

LIABILITIES
Due to (from) Southland Life
 Insurance Company                        (47,357)            --        (84,301)            --        (67,979)            --
                                      ---------------------------------------------------------------------------------------
Total liabilities                         (47,357)            --        (84,301)            --        (67,979)            --
                                      ---------------------------------------------------------------------------------------

Net assets                            $ 5,053,346    $   668,655    $ 4,794,996    $    86,051    $ 5,211,820    $   136,996
                                      =======================================================================================

POLICYHOLDER RESERVES
Reserves for policyholders (Note 2)   $ 5,053,346    $   668,655    $ 4,794,996    $    86,051    $ 5,211,820    $   136,996
                                      ---------------------------------------------------------------------------------------

Total policyholder reserves           $ 5,053,346    $   668,655    $ 4,794,996    $    86,051    $ 5,211,820    $   136,996
                                      =======================================================================================

Number of sub-account units
 outstanding (Note 8):
   Class A                            332,300.397      9,863.595    362,312.365      1,721.129    303,640.983        248.046
                                      =======================================================================================
   Class B                                     --     95,506.901             --     18,050.019             --     20,061.307
                                      =======================================================================================

Net value per sub-account unit:
   Class A                            $     15.21    $      7.44    $     13.23    $      5.99    $     17.16    $      7.76
                                      =======================================================================================
   Class B                                     --    $      6.23             --    $      4.15             --    $      6.74
                                      =======================================================================================

Number of shares owned                251,796.276     33,852.897    214,318.867      3,958.458    180,227.158      4,832.773
                                      =======================================================================================

                                                                JANUS
                                      ----------------------------------------------------------
                                      INTERNATIONAL INTERNATIONAL
                                         GROWTH       GROWTH SS       BALANCED      BALANCED SS
ASSETS                                ----------------------------------------------------------
Investments in mutual funds at
 fair value (Note 4)                  $ 2,348,240    $    22,956    $ 7,128,223    $    352,239
                                      ----------------------------------------------------------
Total assets                            2,348,240         22,956      7,128,223         352,239
                                      ----------------------------------------------------------
LIABILITIES
Due to (from) Southland Life
 Insurance Company                        (23,477)            --        (76,919)             --
                                      ----------------------------------------------------------
Total liabilities                         (23,477)            --        (76,919)             --
                                      ----------------------------------------------------------

Net assets                            $ 2,371,717    $    22,956    $ 7,205,142    $    352,239
                                      ==========================================================

POLICYHOLDER RESERVES
Reserves for policyholders (Note 2)   $ 2,371,717    $    22,956    $ 7,205,142    $    352,239
                                      ----------------------------------------------------------

Total policyholder reserves           $ 2,371,717    $    22,956    $ 7,205,142    $    352,239
                                      ==========================================================

Number of sub-account units
 outstanding (Note 8):
   Class A                            141,110.525        120.997    374,231.678       1,408.999
                                      ==========================================================
   Class B                                     --      3,305.468             --      34,851.785
                                      ==========================================================

Net value per sub-account unit:
   Class A                            $     16.81    $      7.59    $     19.25    $       9.42
                                      ==========================================================
   Class B                                     --    $      6.67             --    $       9.73
                                      ==========================================================

Number of shares owned                100,052.525        985.499    315,813.474      15,124.514
                                      ==========================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           114

                          Southland Separate Account L1

                 Statement of Assets and Liabilities (continued)

                                December 31, 2001


                                                                                       GCG
                                                     -------------------------------------------------------------------------
                                                        MIDCAP         LIQUID                        TOTAL           FULLY
                                                        GROWTH          ASSET        RESEARCH        RETURN         MANAGED
                                                     -------------------------------------------------------------------------
ASSETS
Investments in mutual funds at fair value (Note 4)   $    297,555   $    482,008   $     51,133   $    191,717   $    352,805
                                                     -------------------------------------------------------------------------
Total assets                                              297,555        482,008         51,133        191,717        352,805
                                                     -------------------------------------------------------------------------

LIABILITIES
Due to (from) Southland Life Insurance Company                 (7)          (181)            (2)           (10)            --
                                                     -------------------------------------------------------------------------
Total liabilities                                              (7)          (181)            (2)           (10)            --
                                                     -------------------------------------------------------------------------

Net assets                                           $    297,562   $    482,189   $     51,135   $    191,727   $    352,805
                                                     =========================================================================

POLICYHOLDER RESERVES
Reserves for policyholders (Note 2)                  $    297,562   $    482,189   $     51,135   $    191,727   $    352,805
                                                     -------------------------------------------------------------------------

Total policyholder reserves                          $    297,562   $    482,189   $     51,135   $    191,727   $    352,805
                                                     =========================================================================

Number of sub-account units outstanding (Note 8):
   Class A                                             20,926.031      1,325.416      1,297.185     10,491.066     26,203.259
                                                     =========================================================================
   Class B                                             10,332.060     41,609.073      4,686.546      7,187.817      7,055.958
                                                     =========================================================================

Net value per sub-account unit:
   Class A                                           $       7.78   $      10.29   $       7.72   $      10.28   $      10.59
                                                     =========================================================================
   Class B                                           $      13.04   $      11.25   $       8.77   $      11.65   $      10.66
                                                     =========================================================================

Number of shares owned                                 20,984.170    482,008.470      3,195.817     11,997.313     20,160.284
                                                     =========================================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           115

                          Southland Separate Account L1

                 Statement of Assets and Liabilities (continued)

                                December 31, 2001


                                                                             PILGRIM
                                                     ----------------------------------------------------------
                                                        GROWTH                       MID-CAP       SMALL CAP
                                                     OPPORTUNITIES    MAGNACAP    OPPORTUNITIES  OPPORTUNITIES
                                                     ----------------------------------------------------------
ASSETS
Investments in mutual funds at fair value (Note 4)   $     40,848   $     12,586   $      8,200   $    108,113
                                                     ----------------------------------------------------------
Total assets                                               40,848         12,586          8,200        108,113
                                                     ----------------------------------------------------------

LIABILITIES
Due to (from) Southland Life Insurance Company                 --             --             --             --
                                                     ----------------------------------------------------------
Total liabilities                                              --             --             --             --
                                                     ----------------------------------------------------------

Net assets                                           $     40,848   $     12,586   $      8,200   $    108,113
                                                     ==========================================================

POLICYHOLDER RESERVES
Reserves for policyholders (Note 2)                  $     40,848   $     12,586   $      8,200   $    108,113
                                                     ----------------------------------------------------------

Total policyholder reserves                          $     40,848   $     12,586   $      8,200   $    108,113
                                                     ==========================================================

Number of sub-account units outstanding (Note 8):
   Class A                                                  2.985         80.314        140.853      2,038.679
                                                     ==========================================================
   Class B                                              4,700.465      1,204.830        752.864      9,062.132
                                                     ==========================================================

Net value per sub-account unit:
   Class A                                           $       8.63   $       9.73   $       9.12   $       9.68
                                                     ==========================================================
   Class B                                           $       8.68   $       9.80   $       9.18   $       9.74
                                                     ==========================================================

Number of shares owned                                  7,453.940      1,409.416      1,350.877      5,726.311
                                                     ==========================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           116

                          Southland Separate Account L1

                 Statement of Assets and Liabilities (continued)

                                December 31, 2001


                                                                              PUTNAM
                                                     ----------------------------------------------------------
                                                          NEW                         GROWTH          SMALL
                                                     OPPORTUNITIES     VOYAGER      AND INCOME      CAP VALUE
                                                     ----------------------------------------------------------
ASSETS
Investments in mutual funds at fair value (Note 4)   $     62,315   $     66,328   $     86,636   $    331,312
                                                     ----------------------------------------------------------
Total assets                                               62,315         66,328         86,636        331,312
                                                     ----------------------------------------------------------

LIABILITIES
Due to (from) Southland Life Insurance Company                 --           (398)          (193)            --
                                                     ----------------------------------------------------------
Total liabilities                                              --           (398)          (193)            --
                                                     ----------------------------------------------------------

Net assets                                           $     62,315   $     66,726   $     86,829   $    331,312
                                                     ==========================================================

POLICYHOLDER RESERVES
Reserves for policyholders (Note 2)                  $     62,315   $     66,726   $     86,829   $    331,312
                                                     ----------------------------------------------------------

Total policyholder reserves                          $     62,315   $     66,726   $     86,829   $    331,312
                                                     ==========================================================

Number of sub-account units outstanding (Note 8):
   Class A                                              5,059.103      3,786.468      6,493.825     26,453.441
                                                     ==========================================================
   Class B                                              1,459.080      3,171.606      2,313.605      2,140.132
                                                     ==========================================================

Net value per sub-account unit:
   Class A                                           $       9.55   $       9.61   $       9.85   $      11.58
                                                     ==========================================================
   Class B                                           $       9.61   $       9.57   $       9.89   $      11.66
                                                     ==========================================================

Number of shares owned                                  3,765.256      2,322.395      3,696.049     22,043.388
                                                     ==========================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           117

                          Southland Separate Account L1

                             Statement of Operations

                          Year ended December 31, 2001


                                                                         ALGER
                                             -----------------------------------------------------------
                                                AMERICAN        AMERICAN                      AMERICAN
                                                 SMALL           MIDCAP        AMERICAN      LEVERAGED
                                             CAPITALIZATION      GROWTH         GROWTH         ALLCAP
                                             -----------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds                    $       871    $ 1,170,198    $   655,476    $   112,905
Less valuation period deductions (Note 2)           15,209         27,494         46,427         29,795
                                               ---------------------------------------------------------
Net investment income (loss)                       (14,338)     1,142,704        609,049         83,110
                                               ---------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments        (204,451)      (137,976)      (171,648)       (37,968)
Net unrealized gains (losses) on investments      (394,119)    (1,175,081)    (1,141,244)      (629,732)
                                               ---------------------------------------------------------
Net realized and unrealized gains (losses)
   on investments                                 (598,570)    (1,313,057)    (1,312,892)      (667,700)
                                               ---------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $  (612,908)   $  (170,353)   $  (703,843)   $  (584,590)
                                               =========================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           118

                          Southland Separate Account L1

                       Statement of Operations (continued)

                          Year ended December 31, 2001


                                                                                 VIP & VIP II
                                             ---------------------------------------------------------------------------------------
                                                               ASSET
                                                ASSET         MANAGER                        GROWTH                       OVERSEAS
                                               MANAGER          SC            GROWTH           SC          OVERSEAS          SC
                                             ---------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds                  $    48,802    $        --    $   291,402    $        --    $    58,913    $        --
Less valuation period deductions (Note 2)          7,951             79         37,767          1,740          4,202             12

                                             ---------------------------------------------------------------------------------------
Net investment income (loss)                      40,851            (79)       253,635         (1,740)        54,711            (12)
                                             ---------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on
   investments                                   (56,415)          (187)       (30,757)       (19,788)        (9,237)           (60)
Net unrealized gains (losses) on
   investments                                   (29,388)           825     (1,083,883)        39,958       (158,180)          (105)
                                             ---------------------------------------------------------------------------------------
Net realized and unrealized gains (losses)
   on investments                                (85,803)           638     (1,114,640)        20,170       (167,417)          (165)
                                             ---------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 $   (44,952)   $       559    $  (861,005)   $    18,430    $  (112,706)   $      (177)
                                             =======================================================================================

                                                                                 VIP & VIP II
                                             ---------------------------------------------------------------------------------------
                                                                                                                            HIGH
                                                MONEY                         EQUITY-       EQUITY-          HIGH          INCOME
                                                MARKET       INDEX 500        INCOME       INCOME SC        INCOME           SC
                                             ---------------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                  $   114,814    $    88,798    $   193,539    $        --    $   115,393    $        --
Less valuation period deductions (Note 2)         24,792         75,803         28,051            524          7,971             31

                                             ---------------------------------------------------------------------------------------
Net investment income (loss)                      90,022         12,995        165,488           (524)       107,422            (31)
                                             ---------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on
   investments                                        --         (3,450)        (2,638)          (239)      (157,392)           (57)
Net unrealized gains (losses) on
   investments                                        --     (1,121,399)      (350,751)        (3,271)       (74,863)          (156)
                                             ---------------------------------------------------------------------------------------
Net realized and unrealized gains (losses)
   on investments                                     --     (1,124,849)      (353,389)        (3,510)      (232,255)          (213)
                                             ---------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 $    90,022    $(1,111,854)   $  (187,901)   $    (4,034)   $  (124,833)   $      (244)
                                             =======================================================================================

                                                            VIP & VIP II
                                             ------------------------------------------
                                                                            INVESTMENT
                                                             CONTRAFUND       GRADE
                                              CONTRAFUND         SC            BOND
                                             ------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                  $   216,565    $        --    $    63,771
Less valuation period deductions (Note 2)         55,329            735         11,512

                                             ------------------------------------------
Net investment income (loss)                     161,236           (735)        52,259
                                             ------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on
   investments                                   (34,554)        (1,137)         7,298
Net unrealized gains (losses) on
   investments                                (1,007,079)         2,684         31,368
                                             ------------------------------------------
Net realized and unrealized gains (losses)
   on investments                             (1,041,633)         1,547         38,666
                                             ------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 $  (880,397)   $       812    $    90,925
                                             ==========================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           119

                          Southland Separate Account L1

                       Statement of Operations (continued)

                          Year ended December 31, 2001

                                                              INVESCO
                                                     ---------------------------
                                                                      EQUITY
                                                        INCOME       UTILITIES
                                                     ---------------------------
INVESTMENT INCOME
Dividends from mutual funds                          $    22,149    $    11,738
Less valuation period deductions (Note 2)                 13,424         10,267
                                                     ---------------------------
Net investment income (loss)                               8,725          1,471
                                                     ---------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments                15,770           (478)
Net unrealized gains (losses) on investments            (172,741)      (455,082)
                                                     ---------------------------
Net realized and unrealized gains (losses)
   on investments                                       (156,971)      (455,560)
                                                     ---------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         $  (148,246)   $  (454,089)
                                                     ===========================

See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           120

                          Southland Separate Account L1

                       Statement of Operations (continued)

                          Year ended December 31, 2001


                                                                                JANUS
                                        ---------------------------------------------------------------------------------------
                                                         GROWTH        AGGRESSIVE     AGGRESSIVE     WORLDWIDE      WORLDWIDE
                                           GROWTH          SS            GROWTH       GROWTH SS       GROWTH        GROWTH SS
                                        ---------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds             $    14,029    $        80    $        --    $        --    $    26,696    $       138
Less valuation period deductions
(Note 2)                                     47,222          2,500         44,270            232         48,429            514
                                        ---------------------------------------------------------------------------------------
Net investment income (loss)                (33,193)        (2,420)       (44,270)          (232)       (21,733)          (376)
                                        ---------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                              (17,301)       (36,207)    (1,153,086)          (437)        68,140           (646)
Net unrealized gains (losses) on
   investments                           (1,497,224)        34,786     (1,400,820)        (1,405)    (1,508,589)        (4,815)
                                        ---------------------------------------------------------------------------------------
Net realized and unrealized gains
   (losses) on investments               (1,514,525)        (1,421)    (2,553,906)        (1,842)    (1,440,449)        (5,461)
                                        ---------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS            $(1,547,718)   $    (3,841)   $(2,598,176)   $    (2,074)   $(1,462,182)   $    (5,837)
                                        =======================================================================================

                                                                   JANUS
                                        ---------------------------------------------------------
                                        INTERNATIONAL INTERNATIONAL
                                          GROWTH        GROWTH SS       BALANCED     BALANCED SS
                                        ---------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds             $    26,116    $        43    $   202,087    $     3,308
Less valuation period deductions
   (Note 2)                                  22,795             78         70,747          1,211
                                        ---------------------------------------------------------
Net investment income (loss)                  3,321            (35)       131,340          2,097
                                        ---------------------------------------------------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                               63,679           (425)       (73,212)          (905)
Net unrealized gains (losses) on
   investments                             (798,598)           113       (515,752)          (119)
                                        ---------------------------------------------------------
Net realized and unrealized gains
   (losses) on investments                 (734,919)          (312)      (588,964)        (1,024)
                                        ---------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS            $  (731,598)   $      (347)   $  (457,624)   $     1,073
                                        =========================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           121

                          Southland Separate Account L1

                       Statement of Operations (continued)

                          Year ended December 31, 2001


                                                                                GCG
                                               -----------------------------------------------------------------------
                                                  MIDCAP        LIQUID                       TOTAL           FULLY
                                                  GROWTH         ASSET        RESEARCH       RETURN         MANAGED
                                               -----------------------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds                    $     1,534    $     5,183   $     1,390    $    11,976    $    12,766
Less valuation period deductions (Note 2)            1,124          2,795           177          1,163            598
                                               -----------------------------------------------------------------------
Net investment income (loss)                           410          2,388         1,213         10,813         12,168
                                               -----------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments         (10,990)            --          (105)        (2,611)         1,629
Net unrealized gains (losses) on investments       (11,238)            --        (2,490)       (11,764)        (3,067)
                                               -----------------------------------------------------------------------
Net realized and unrealized gains (losses)
   on investments                                  (22,228)            --        (2,595)       (14,375)        (1,438)
                                               -----------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $   (21,818)   $     2,388   $    (1,382)   $    (3,562)   $    10,730
                                               =======================================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           122

                          Southland Separate Account L1

                       Statement of Operations (continued)

                          Year ended December 31, 2001


                                                                       PILGRIM
                                               ---------------------------------------------------------
                                                  GROWTH                       MID-CAP       SMALL CAP
                                               OPPORTUNITIES    MAGNACAP    OPPORTUNITIES  OPPORTUNITIES
                                               ---------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds                    $        --    $        15    $        --    $       203
Less valuation period deductions (Note 2)              151              7             25            427
                                               ---------------------------------------------------------
Net investment income (loss)                          (151)             8            (25)          (224)
                                               ---------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments            (551)           (15)          (339)          (525)
Net unrealized gains (losses) on investments         5,088            148              6         (7,904)
                                               ---------------------------------------------------------
Net realized and unrealized gains (losses)
   on investments                                    4,537            133           (333)        (8,429)
                                               ---------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $     4,386    $       141    $      (358)   $    (8,653)
                                               =========================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           123

                          Southland Separate Account L1

                       Statement of Operations (continued)

                          Year ended December 31, 2001


                                                                          PUTNAM
                                               ---------------------------------------------------------
                                                   NEW                          GROWTH          SMALL
                                               OPPORTUNITIES    VOYAGER       AND INCOME      CAP VALUE
                                               ---------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds                    $        --    $        --    $        --    $        --
Less valuation period deductions (Note 2)              283             99            155          1,020
                                               ---------------------------------------------------------
Net investment income (loss)                          (283)           (99)          (155)        (1,020)
                                               ---------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments            (673)          (146)        (1,934)        (3,440)
Net unrealized gains (losses) on investments        (8,492)           247          1,548         27,779
                                               ---------------------------------------------------------
Net realized and unrealized gains (losses)
   on investments                                   (9,165)           101           (386)        24,339
                                               ---------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $    (9,448)   $         2    $      (541)   $    23,319
                                               =========================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           124

                          Southland Separate Account L1

                             Statement of Operations

                          Year ended December 31, 2000


                                                                         ALGER
                                               ---------------------------------------------------------
                                                 AMERICAN       AMERICAN                     AMERICAN
                                                  SMALL          MIDCAP        AMERICAN      LEVERAGED
                                              CAPITALIZATION     GROWTH         GROWTH        ALLCAP
                                               ---------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds                    $   753,213    $   289,142    $   643,991    $   337,151
Less valuation period deductions (Note 2)           18,762         22,467         45,528         31,918
                                               ---------------------------------------------------------
Net investment income (loss)                       734,451        266,675        598,463        305,233
                                               ---------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments         (13,972)       110,290        170,037        104,967
Net unrealized gains (losses) on investments    (1,409,306)      (286,302)    (1,681,188)    (1,486,743)
                                               ---------------------------------------------------------
Net realized and unrealized gains (losses)
   on investments                               (1,423,278)      (176,012)    (1,511,151)    (1,381,776)
                                               ---------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $  (688,827)   $    90,663    $  (912,688)   $(1,076,543)
                                               =========================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           125

                          Southland Separate Account L1

                       Statement of Operations (continued)

                          Year ended December 31, 2000


                                                                                   VIP & VIP II
                                              --------------------------------------------------------------------------------------
                                                 ASSET                                        MONEY                        EQUITY-
                                                MANAGER         GROWTH        OVERSEAS        MARKET      INDEX 500        INCOME
                                              --------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds                   $    95,111    $   345,587    $    47,496    $   211,012   $    95,123    $   202,208
Less valuation period deductions (Note 2)           7,765         34,762          4,445         31,176        66,800         24,007
                                              --------------------------------------------------------------------------------------
Net investment income (loss)                       87,346        310,825         43,051        179,836        28,323        178,201
                                              --------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments         (5,570)       126,903          3,626             --       453,549        (30,569)
Net unrealized gains (losses) on investments     (131,516)      (990,784)      (158,897)            --    (1,281,047)        67,743
                                              --------------------------------------------------------------------------------------
Net realized and unrealized gains (losses)
   on investments                                (137,086)      (863,881)      (155,271)            --      (827,498)        37,174
                                              --------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  $   (49,740)   $  (553,056)   $  (112,220)   $   179,836   $  (799,175)   $   215,375
                                              ======================================================================================

                                                               VIP & VIP II
                                              ---------------------------------------------
                                                     HIGH                       INVESTMENT
                                                    INCOME       CONTRAFUND     GRADE BOND
                                              ---------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                      $    68,317    $   790,874    $    54,105
Less valuation period deductions (Note 2)              8,989         58,481          8,076
                                              ---------------------------------------------
Net investment income (loss)                          59,328        732,393         46,029
                                              ---------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments           (56,111)        90,216         (7,045)
Net unrealized gains (losses) on investments        (252,606)    (1,336,813)        54,622
                                              ---------------------------------------------
Net realized and unrealized gains (losses)
   on investments                                   (308,717)    (1,246,597)        47,577
                                              ---------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     $  (249,389)   $  (514,204)   $    93,606
                                              =============================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           126

                          Southland Separate Account L1

                       Statement of Operations (continued)

                          Year ended December 31, 2000

                                                               INVESCO
                                                     ---------------------------
                                                        EQUITY
                                                        INCOME       UTILITIES
                                                     ---------------------------
INVESTMENT INCOME
Dividends from mutual funds                          $    82,028    $    49,097
Less valuation period deductions (Note 2)                 11,647          8,907
                                                     ---------------------------
Net investment income (loss)                              70,381         40,190
                                                     ---------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments                25,284         40,465
Net unrealized gains (losses) on investments             (53,186)       (52,725)
                                                     ---------------------------
Net realized and unrealized gains (losses)
   on investments                                        (27,902)       (12,260)
                                                     ---------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         $    42,479    $    27,930
                                                     ===========================

See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           127

                          Southland Separate Account L1

                       Statement of Operations (continued)

                          Year ended December 31, 2000


                                                                                JANUS
                                               ------------------------------------------------------------------------
                                                               AGGRESSIVE     WORLDWIDE    INTERNATIONAL
                                                  GROWTH         GROWTH         GROWTH         GROWTH        BALANCED
                                               ------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds                    $   420,942    $   754,245    $   524,087    $   162,646    $   855,485
Less valuation period deductions (Note 2)           46,065         58,093         55,911         29,867         66,457
                                               ------------------------------------------------------------------------
Net investment income (loss)                       374,877        696,152        468,176        132,779        789,028
                                               ------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments         193,566      1,162,508        126,392        469,030        277,925
Net unrealized gains (losses) on investments    (1,546,841)    (4,335,509)    (1,777,935)    (1,275,006)    (1,300,892)
                                               ------------------------------------------------------------------------
Net realized and unrealized gains (losses)
   on investments                               (1,353,275)    (3,173,001)    (1,651,543)      (805,976)    (1,022,967)
                                               ------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $  (978,398)   $(2,476,849)   $(1,183,367)   $  (673,197)   $  (233,939)
                                               ========================================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           128

                          Southland Separate Account L1

                       Statement of Operations (continued)

                          Year ended December 31, 2000


                                                                 GCG
                                               ---------------------------------------
                                                  MIDCAP                      TOTAL
                                                  GROWTH       RESEARCH       RETURN
                                               ---------------------------------------
INVESTMENT INCOME
Dividends from mutual funds                    $        --   $        --   $        --
Less valuation period deductions (Note 2)               --            --            --
                                               ---------------------------------------
Net investment income (loss)                            --            --            --
                                               ---------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments              --            --            --
Net unrealized gains (losses) on investments            --            --            --
                                               ---------------------------------------
Net realized and unrealized gains (losses)
   on investments                                       --            --            --
                                               ---------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $        --   $        --   $        --
                                               =======================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           129

                          Southland Separate Account L1

                             Statement of Operations

                          Year ended December 31, 1999


                                                                      ALGER
                                               ------------------------------------------------------
                                                AMERICAN       AMERICAN                    AMERICAN
                                                  SMALL         MIDCAP       AMERICAN     LEVERAGED
                                              CAPITALIZATION    GROWTH        GROWTH        ALLCAP
                                               ------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds                    $   142,584   $   163,687   $   239,881   $    67,126
Less valuation period deductions (Note 2)           11,332        11,010        26,013        12,783
                                               ------------------------------------------------------
Net investment income (loss)                       131,252       152,677       213,868        54,343
                                               ------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments           1,868        22,744       219,461       249,029
Net unrealized gains (losses) on investments       407,699       229,004       479,515       723,298
                                               ------------------------------------------------------
Net realized and unrealized gains (losses)
   on investments                                  409,567       251,748       698,976       972,327
                                               ------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $   540,819   $   404,425   $   912,844   $ 1,026,670
                                               ======================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           130

                          Southland Separate Account L1

                       Statement of Operations (continued)

                          Year ended December 31, 1999


                                                                                 VIP & VIP II
                                               ----------------------------------------------------------------------------------
                                                  ASSET                                      MONEY                      EQUITY-
                                                 MANAGER        GROWTH       OVERSEAS       MARKET      INDEX 500       INCOME
                                               ----------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds                    $    46,234   $   139,663   $     9,084   $   145,790   $    52,477   $    77,765
Less valuation period deductions (Note 2)            6,250        16,898         2,665        26,430        40,684        17,870
                                               ----------------------------------------------------------------------------------
Net investment income (loss)                        39,984       122,765         6,419       119,360        11,793        59,895
                                               ----------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments           4,860        34,293         2,960            --        65,194        19,680
Net unrealized gains (losses) on investments        26,606       507,468       112,027            --       782,740         9,883
                                               ----------------------------------------------------------------------------------
Net realized and unrealized gains (losses)
   on investments                                   31,466       541,761       114,987            --       847,934        29,563
                                               ----------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $    71,450   $   664,526   $   121,406   $   119,360   $   859,727   $    89,458
                                               ==================================================================================

                                                             VIP & VIP II
                                               ----------------------------------------
                                                   HIGH                     INVESTMENT
                                                  INCOME      CONTRAFUND    GRADE BOND
                                               ----------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                    $    66,122   $   118,908   $    23,556
Less valuation period deductions (Note 2)            8,228        35,858         5,285
                                               ----------------------------------------
Net investment income (loss)                        57,894        83,050        18,271
                                               ----------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments         (37,455)      118,307        (5,250)
Net unrealized gains (losses) on investments        27,846       762,007       (23,345)
                                               ----------------------------------------
Net realized and unrealized gains (losses)
   on investments                                   (9,609)      880,314       (28,595)
                                               ----------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $    48,285   $   963,364   $   (10,324)
                                               ========================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           131

                          Southland Separate Account L1

                       Statement of Operations (continued)

                          Year ended December 31, 1999

                                                              INVESCO
                                                      --------------------------
                                                                       EQUITY
                                                         INCOME      UTILITIES
                                                      --------------------------
INVESTMENT INCOME
Dividends from mutual funds                           $    42,139   $     6,728
Less valuation period deductions (Note 2)                   8,847         4,246
                                                      --------------------------
Net investment income (loss)                               33,292         2,482
                                                      --------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments                 19,906        11,297
Net unrealized gains (losses) on investments               91,686        66,049
                                                      --------------------------
Net realized and unrealized gains (losses)
   on investments                                         111,592        77,346
                                                      --------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          $   144,884   $    79,828
                                                      ==========================

See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           132

                          Southland Separate Account L1

                       Statement of Operations (continued)

                          Year ended December 31, 1999


                                                                               JANUS
                                               -----------------------------------------------------------------------
                                                               AGGRESSIVE    WORLDWIDE    INTERNATIONAL
                                                  GROWTH         GROWTH        GROWTH         GROWTH        BALANCED
                                               -----------------------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds                    $    18,383    $    74,622   $     6,047    $     4,512    $   122,616
Less valuation period deductions (Note 2)           21,873         21,939        29,897         16,037         39,864
                                               -----------------------------------------------------------------------
Net investment income (loss)                        (3,490)        52,683       (23,850)       (11,525)        82,752
                                               -----------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments         248,417      1,836,755       147,241        179,464        250,656
Net unrealized gains (losses) on investments       758,550        757,939     1,825,033      1,137,882        756,689
                                               -----------------------------------------------------------------------
Net realized and unrealized gains (losses)
   on investments                                1,006,967      2,594,694     1,972,274      1,317,346      1,007,345
                                               -----------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $ 1,003,477    $ 2,647,377   $ 1,948,424    $ 1,305,821    $ 1,090,097
                                               =======================================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           133

                          Southland Separate Account L1

                       Statement of Changes in Net Assets

                          Year ended December 31, 2001


                                                                              ALGER
                                                    ---------------------------------------------------------
                                                     AMERICAN        AMERICAN                      AMERICAN
                                                       SMALL          MIDCAP        AMERICAN      LEVERAGED
                                                   CAPITALIZATION     GROWTH         GROWTH         ALLCAP
                                                    ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $   (14,338)   $ 1,142,704    $   609,049    $    83,110
Net realized gains (losses) on investments             (204,451)      (137,976)      (171,648)       (37,968)
Net unrealized gains (losses) on investments           (394,119)    (1,175,081)    (1,141,244)      (629,732)
                                                    ---------------------------------------------------------
Increase (decrease) in net assets from operations      (612,908)      (170,353)      (703,843)      (584,590)
                                                    ---------------------------------------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                            616,021      1,677,661      1,916,407      1,349,681
Cost of insurance and administrative expenses          (269,668)      (607,447)    (1,044,351)      (582,303)
Benefit payments                                             --             --             --             --
Surrenders and withdrawals                              (70,577)      (166,077)      (229,750)      (141,401)
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                      127,075         58,538         78,023        152,105
Other                                                     7,443        (13,649)         2,682          2,860
                                                    ---------------------------------------------------------
Increase (decrease) from principal transactions         410,294        949,026        723,011        780,942
                                                    ---------------------------------------------------------

Total increase (decrease) in net assets                (202,614)       778,673         19,168        196,352

Net assets at beginning of year                       1,967,354      2,957,507      5,192,454      3,403,810
                                                    ---------------------------------------------------------

Net assets at end of year                           $ 1,764,740    $ 3,736,180    $ 5,211,622    $ 3,600,162
                                                    =========================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           134

                          Southland Separate Account L1

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 2001


                                                                                  VIP & VIP II
                                                    ------------------------------------------------------------------------
                                                                      ASSET
                                                       ASSET         MANAGER                        GROWTH
                                                      MANAGER           SC           GROWTH           SC          OVERSEAS
                                                    ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $    40,851    $       (79)   $   253,635    $    (1,740)   $    54,711
Net realized gains (losses) on investments              (56,415)          (187)       (30,757)       (19,788)        (9,237)
Net unrealized gains (losses) on investments            (29,388)           825     (1,083,883)        39,958       (158,180)
                                                    ------------------------------------------------------------------------
Increase (decrease) in net assets from operations       (44,952)           559       (861,005)        18,430       (112,706)
                                                    ------------------------------------------------------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                            226,888         16,477      1,611,707        524,840        145,708
Cost of insurance and
   administrative expenses                             (105,900)        (1,864)      (863,045)       (59,018)       (57,900)
Benefit payments                                             --             --             --             --             --
Surrenders and withdrawals                              (61,339)            --       (164,422)          (358)        (5,712)
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                      (19,769)        10,656        321,985         32,808         (1,137)
Other                                                     1,107             25          6,171         (5,436)           503
                                                    ------------------------------------------------------------------------
Increase (decrease) from principal transactions          40,987         25,294        912,396        492,836         81,462
                                                    ------------------------------------------------------------------------

Total increase (decrease) in net assets                  (3,965)        25,853         51,391        511,266        (31,244)

Net assets at beginning of year                         882,979             --      4,237,272             --        495,742
                                                    ------------------------------------------------------------------------

Net assets at end of year                           $   879,014    $    25,853    $ 4,288,663    $   511,266    $   464,498
                                                    ========================================================================

                                                                                  VIP & VIP II
                                                    ------------------------------------------------------------------------

                                                      OVERSEAS        MONEY                        EQUITY-        EQUITY-
                                                         SC           MARKET       INDEX 500       INCOME        INCOME SC
                                                    ------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $       (12)   $    90,022    $    12,995    $   165,488    $      (524)
Net realized gains (losses) on investments                  (60)            --         (3,450)        (2,638)          (239)
Net unrealized gains (losses) on investments               (105)            --     (1,121,399)      (350,751)        (3,271)
                                                    ------------------------------------------------------------------------
Increase (decrease) in net assets from operations          (177)        90,022     (1,111,854)      (187,901)        (4,034)
                                                    ------------------------------------------------------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                              3,498      4,232,970      3,447,485        693,412         73,686
Cost of insurance and
   administrative expenses                                 (654)      (398,659)    (1,371,756)      (385,760)        (5,681)
Benefit payments                                             --        (45,553)            --             --             --
Surrenders and withdrawals                                   --       (308,463)      (316,856)       (61,610)          (126)
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                          320     (4,462,107)       317,259        162,759         87,728
Other                                                        (3)        25,838          7,784          1,529           (624)
                                                    ------------------------------------------------------------------------
Increase (decrease) from principal transactions           3,161       (955,974)     2,083,916        410,330        154,983
                                                    ------------------------------------------------------------------------

Total increase (decrease) in net assets                   2,984       (865,952)       972,062        222,429        150,949

Net assets at beginning of year                              --      2,998,662      8,023,997      3,039,129             --
                                                    ------------------------------------------------------------------------

Net assets at end of year                           $     2,984    $ 2,132,710    $ 8,996,059    $ 3,261,558    $   150,949
                                                    ========================================================================

                                                                                  VIP & VIP II
                                                    ------------------------------------------------------------------------
                                                                      HIGH
                                                        HIGH         INCOME                       CONTRAFUND     INVESTMENT
                                                       INCOME          SC          CONTRAFUND         SC         GRADE BOND
                                                    ------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $   107,422    $       (31)   $   161,236    $      (735)   $    52,259
Net realized gains (losses) on investments             (157,392)           (57)       (34,554)        (1,137)         7,298
Net unrealized gains (losses) on investments            (74,863)          (156)    (1,007,079)         2,684         31,368
                                                    ------------------------------------------------------------------------
Increase (decrease) in net assets from operations      (124,833)          (244)      (880,397)           812         90,925
                                                    ------------------------------------------------------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                            229,315          6,898      1,851,192        135,552        338,294
Cost of insurance and
   administrative expenses                             (103,978)          (848)      (893,166)       (10,102)      (129,720)
Benefit payments                                             --             --             --             --             --
Surrenders and withdrawals                              (22,564)            --       (222,213)        (2,007)       (67,155)
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                       43,270         13,711       (258,817)        84,713        121,020
Other                                                     3,474             13          6,264            452            (96)
                                                    ------------------------------------------------------------------------
Increase (decrease) from principal transactions         149,517         19,774        483,260        208,608        262,343
                                                    ------------------------------------------------------------------------

Total increase (decrease) in net assets                  24,684         19,530       (397,137)       209,420        353,268

Net assets at beginning of year                         809,729             --      6,631,501             --      1,065,327
                                                    ------------------------------------------------------------------------

Net assets at end of year                           $   834,413    $    19,530    $ 6,234,364    $   209,420    $ 1,418,595
                                                    ========================================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           135

                          Southland Separate Account L1

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 2001

                                                               INVESCO
                                                     ---------------------------
                                                        EQUITY
                                                        INCOME       UTILITIES
                                                     ---------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                         $     8,725    $     1,471
Net realized gains (losses) on investments                15,770           (478)
Net unrealized gains (losses) on investments            (172,741)      (455,082)
                                                     ---------------------------
Increase (decrease) in net assets from operations       (148,246)      (454,089)
                                                     ---------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                             380,045        353,948
Cost of insurance and administrative expenses           (165,961)      (157,266)
Benefit payments                                              --             --
Surrenders and withdrawals                              (102,158)       (14,178)
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                       154,594        206,360
Other                                                     (1,435)            58
                                                     ---------------------------
Increase (decrease) from principal transactions          265,085        388,922
                                                     ---------------------------

Total increase (decrease) in net assets                  116,839        (65,167)

Net assets at beginning of year                        1,443,426      1,172,737
                                                     ---------------------------

Net assets at end of year                            $ 1,560,265    $ 1,107,570
                                                     ===========================

See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           136

                          Southland Separate Account L1

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 2001


                                                                                     JANUS
                                                    ------------------------------------------------------------------------
                                                                      GROWTH       AGGRESSIVE     AGGRESSIVE      WORLDWIDE
                                                       GROWTH           SS           GROWTH       GROWTH SS        GROWTH
                                                    ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $   (33,193)   $    (2,420)   $   (44,270)   $      (232)   $   (21,733)
Net realized gains (losses) on investments              (17,301)       (36,207)    (1,153,086)          (437)        68,140
Net unrealized gains (losses) on investments         (1,497,224)        34,786     (1,400,820)        (1,405)    (1,508,589)
                                                    ------------------------------------------------------------------------
Increase (decrease) in net assets from operations    (1,547,718)        (3,841)    (2,598,176)        (2,074)    (1,462,182)
                                                    ------------------------------------------------------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                          2,056,062        689,228      2,028,678         49,688      1,383,002
Cost of insurance and administrative expenses        (1,063,051)       (65,799)    (1,056,483)        (5,318)      (635,561)
Benefit payments                                             --             --             --             --             --
Surrenders and withdrawals                             (214,953)          (954)      (136,156)           (88)      (167,132)
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                      301,136         56,233        939,383         43,745         42,086
Other                                                    13,157         (6,212)        52,067             98         (2,212)
                                                    ------------------------------------------------------------------------
Increase (decrease) from principal transactions       1,092,351        672,496      1,827,489         88,125        620,183
                                                    ------------------------------------------------------------------------

Total increase (decrease) in net assets                (455,367)       668,655       (770,687)        86,051       (841,999)

Net assets at beginning of year                       5,508,713             --      5,565,683             --      6,053,819
                                                    ------------------------------------------------------------------------

Net assets at end of year                           $ 5,053,346    $   668,655    $ 4,794,996    $    86,051    $ 5,211,820
                                                    ========================================================================

                                                                                     JANUS
                                                    ------------------------------------------------------------------------
                                                     WORLDWIDE    INTERNATIONAL  INTERNATIONAL                    BALANCED
                                                     GROWTH SS        GROWTH       GROWTH SS       BALANCED          SS
                                                    ------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $      (376)   $     3,321    $       (35)   $   131,340    $     2,097
Net realized gains (losses) on investments                 (646)        63,679           (425)       (73,212)          (905)
Net unrealized gains (losses) on investments             (4,815)      (798,598)           113       (515,752)          (119)
                                                    ------------------------------------------------------------------------
Increase (decrease) in net assets from operations        (5,837)      (731,598)          (347)      (457,624)         1,073
                                                    ------------------------------------------------------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                            112,941        521,323         21,648      1,956,326        155,069
Cost of insurance and administrative expenses            (6,414)      (327,972)        (2,344)      (951,514)       (14,757)
Benefit payments                                             --             --             --             --             --
Surrenders and withdrawals                                 (379)      (119,010)            --     (1,207,172)        (3,564)
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                       36,634        (62,214)         3,988        190,745        214,339
Other                                                        51          4,587             11           (521)            79
                                                    ------------------------------------------------------------------------
Increase (decrease) from principal transactions         142,833         16,714         23,303        (12,136)       351,166
                                                    ------------------------------------------------------------------------

Total increase (decrease) in net assets                 136,996       (714,884)        22,956       (469,760)       352,239

Net assets at beginning of year                              --      3,086,601             --      7,674,902             --
                                                    ------------------------------------------------------------------------

Net assets at end of year                           $   136,996    $ 2,371,717    $    22,956    $ 7,205,142    $   352,239
                                                    ========================================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           137

                          Southland Separate Account L1

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 2001


                                                                                      GCG
                                                    ------------------------------------------------------------------------
                                                       MIDCAP         LIQUID                         TOTAL         FULLY
                                                       GROWTH          ASSET        RESEARCH        RETURN        MANAGED
                                                    ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $       410    $     2,388    $     1,213    $    10,813    $    12,168
Net realized gains (losses) on investments              (10,990)            --           (105)        (2,611)         1,629
Net unrealized gains (losses) on investments            (11,238)            --         (2,490)       (11,764)        (3,067)
                                                    ------------------------------------------------------------------------
Increase (decrease) in net assets from operations       (21,818)         2,388         (1,382)        (3,562)        10,730
                                                    ------------------------------------------------------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                            190,446      1,805,267         15,839        123,634         61,720
Cost of insurance and administrative expenses           (23,862)       (44,017)        (3,086)       (14,547)        (7,484)
Benefit payments                                             --             --             --             --             --
Surrenders and withdrawals                               (1,922)          (803)           (19)          (154)       (63,824)
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                      154,599     (1,280,939)        39,603         86,222        351,687
Other                                                       119            293            180            134            (24)
                                                    ------------------------------------------------------------------------
Increase (decrease) from principal transactions         319,380        479,801         52,517        195,289        342,075
                                                    ------------------------------------------------------------------------

Total increase (decrease) in net assets                 297,562        482,189         51,135        191,727        352,805

Net assets at beginning of year                              --             --             --             --             --
                                                    ------------------------------------------------------------------------

Net assets at end of year                           $   297,562    $   482,189    $    51,135    $   191,727    $   352,805
                                                    ========================================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           138

                         Southland Separate Account L1

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 2001


                                                                            PILGRIM
                                                    ---------------------------------------------------------
                                                      GROWTH                        MID-CAP       SMALL CAP
                                                    OPPORTUNITIES    MAGNACAP    OPPORTUNITIES  OPPORTUNITIES
                                                    ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $      (151)   $         8    $       (25)   $      (224)
Net realized gains (losses) on investments                 (551)           (15)          (339)          (525)
Net unrealized gains (losses) on investments              5,088            148              6         (7,904)
                                                    ---------------------------------------------------------
Increase (decrease) in net assets from operations         4,386            141           (358)        (8,653)
                                                    ---------------------------------------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                             42,580          1,075          7,963        108,563
Cost of insurance and administrative expenses            (6,779)          (310)          (852)        (5,036)
Benefit payments                                             --             --             --             --
Surrenders and withdrawals                                   --             --             --             --
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                          651         11,709          1,433         12,920
Other                                                        10            (29)            14            319
                                                    ---------------------------------------------------------
Increase (decrease) from principal transactions          36,462         12,445          8,558        116,766
                                                    ---------------------------------------------------------

Total increase (decrease) in net assets                  40,848         12,586          8,200        108,113

Net assets at beginning of year                              --             --             --             --
                                                    ---------------------------------------------------------

Net assets at end of year                           $    40,848    $    12,586    $     8,200    $   108,113
                                                    =========================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           139

                          Southland Separate Account L1

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 2001


                                                                             PUTNAM
                                                    ---------------------------------------------------------
                                                         NEW                         GROWTH         SMALL
                                                    OPPORTUNITIES    VOYAGER       AND INCOME     CAP VALUE
                                                    ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $      (283)   $       (99)   $      (155)   $    (1,020)
Net realized gains (losses) on investments                 (673)          (146)        (1,934)        (3,440)
Net unrealized gains (losses) on investments             (8,492)           247          1,548         27,779
                                                    ---------------------------------------------------------
Increase (decrease) in net assets from operations        (9,448)             2           (541)        23,319
                                                    ---------------------------------------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                             66,195         23,451         13,241         36,687
Cost of insurance and administrative expenses            (2,912)        (1,913)        (1,708)       (12,794)
Benefit payments                                             --             --             --         (7,914)
Surrenders and withdrawals                                 (325)            --             --        (55,628)
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                        8,749         45,164         75,843        349,110
Other                                                        56             22             (6)        (1,468)
                                                    ---------------------------------------------------------
Increase (decrease) from principal transactions          71,763         66,724         87,370        307,993
                                                    ---------------------------------------------------------

Total increase (decrease) in net assets                  62,315         66,726         86,829        331,312

Net assets at beginning of year                              --             --             --             --
                                                    ---------------------------------------------------------

Net assets at end of year                           $    62,315    $    66,726    $    86,829    $   331,312
                                                    =========================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           140

                          Southland Separate Account L1

                       Statement of Changes in Net Assets

                          Year ended December 31, 2000


                                                                              ALGER
                                                    ---------------------------------------------------------
                                                      AMERICAN       AMERICAN                      AMERICAN
                                                        SMALL         MIDCAP        AMERICAN       LEVERAGED
                                                   CAPITALIZATION     GROWTH         GROWTH         ALLCAP
                                                    ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $   734,451    $   266,675    $   598,463    $   305,233
Net realized gains (losses) on investments              (13,972)       110,290        170,037        104,967
Net unrealized gains (losses) on investments         (1,409,306)      (286,302)    (1,681,188)    (1,486,743)
                                                    ---------------------------------------------------------
Increase (decrease) in net assets from operations      (688,827)        90,663       (912,688)    (1,076,543)
                                                    ---------------------------------------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                            684,800        853,403      2,143,503      1,418,306
Cost of insurance and administrative expenses          (264,983)      (350,550)      (790,656)      (502,953)
Benefit payments                                             --             --             --             --
Surrenders and withdrawals                              (49,180)      (127,483)      (233,209)       (92,624)
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                      362,968        635,083        464,160        719,152
Other                                                       516          4,248          8,753            847
                                                    ---------------------------------------------------------
Increase (decrease) from principal transactions         734,121      1,014,701      1,592,551      1,542,728
                                                    ---------------------------------------------------------

Total increase (decrease) in net assets                  45,294      1,105,364        679,863        466,185

Net assets at beginning of year                       1,922,060      1,852,143      4,512,591      2,937,625
                                                    ---------------------------------------------------------

Net assets at end of year                           $ 1,967,354    $ 2,957,507    $ 5,192,454    $ 3,403,810
                                                    =========================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           141

                          Southland Separate Account L1

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 2000


                                                                                  VIP & VIP II
                                                    ------------------------------------------------------------------------
                                                       ASSET                                        MONEY
                                                      MANAGER         GROWTH       OVERSEAS         MARKET       INDEX 500
                                                    ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $    87,346    $   310,825    $    43,051    $   179,836    $    28,323
Net realized gains (losses) on investments               (5,570)       126,903          3,626             --        453,549
Net unrealized gains (losses) on investments           (131,516)      (990,784)      (158,897)            --     (1,281,047)
                                                    ------------------------------------------------------------------------
Increase (decrease) in net assets from operations       (49,740)      (553,056)      (112,220)       179,836       (799,175)
                                                    ------------------------------------------------------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                            220,660      2,025,726        127,834      8,650,644      2,831,317
Cost of insurance and administrative expenses           (93,589)      (596,946)       (51,081)      (572,401)    (1,007,992)
Benefit payments                                             --             --             --        (44,916)            --
Surrenders and withdrawals                              (61,069)      (205,083)       (15,342)      (689,346)      (259,010)
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                      (34,003)       491,289         65,813     (9,504,552)       654,109
Other                                                     5,069          7,874            294        (61,321)        14,332
                                                    ------------------------------------------------------------------------
Increase (decrease) from principal transactions          37,068      1,722,860        127,518     (2,221,892)     2,232,756
                                                    ------------------------------------------------------------------------

Total increase (decrease) in net assets                 (12,672)     1,169,804         15,298     (2,042,056)     1,433,581

Net assets at beginning of year                         895,651      3,067,468        480,444      5,040,718      6,590,416
                                                    ------------------------------------------------------------------------

Net assets at end of year                           $   882,979    $ 4,237,272    $   495,742    $ 2,998,662    $ 8,023,997
                                                    ========================================================================

                                                                            VIP & VIP II
                                                    ---------------------------------------------------------
                                                       EQUITY-         HIGH                       INVESTMENT
                                                       INCOME         INCOME       CONTRAFUND     GRADE BOND
                                                    ---------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $   178,201    $    59,328    $   732,393    $    46,029
Net realized gains (losses) on investments              (30,569)       (56,111)        90,216         (7,045)
Net unrealized gains (losses) on investments             67,743       (252,606)    (1,336,813)        54,622
                                                    ---------------------------------------------------------
Increase (decrease) in net assets from operations       215,375       (249,389)      (514,204)        93,606
                                                    ---------------------------------------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                            680,597        197,497      2,058,383        208,811
Cost of insurance and administrative expenses          (334,051)       (92,714)      (839,548)       (87,387)
Benefit payments                                             --             --             --             --
Surrenders and withdrawals                              (57,282)       (14,394)      (244,030)       (13,493)
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                        8,149        (79,040)       107,258        135,185
Other                                                        42          1,042          4,555           (318)
                                                    ---------------------------------------------------------
Increase (decrease) from principal transactions         297,455         12,391      1,086,618        242,798
                                                    ---------------------------------------------------------

Total increase (decrease) in net assets                 512,830       (236,998)       572,414        336,404

Net assets at beginning of year                       2,526,299      1,046,727      6,059,086        728,923
                                                    ---------------------------------------------------------

Net assets at end of year                           $ 3,039,129    $   809,729    $ 6,631,500    $ 1,065,327
                                                    =========================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           142

                          Southland Separate Account L1

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 2000

                                                               INVESCO
                                                     ---------------------------
                                                        EQUITY
                                                        INCOME       UTILITIES
                                                     ---------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                         $    70,381    $    40,190
Net realized gains (losses) on investments                25,284         40,465
Net unrealized gains (losses) on investments             (53,186)       (52,725)
                                                     ---------------------------
Increase (decrease) in net assets from operations         42,479         27,930
                                                     ---------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                             353,535        251,005
Cost of insurance and administrative expenses           (133,364)      (125,697)
Benefit payments                                              --             --
Surrenders and withdrawals                               (19,956)       (16,329)
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                       (10,988)       246,539
Other                                                      1,391            578
                                                     ---------------------------
Increase (decrease) from principal transactions          190,618        356,096
                                                     ---------------------------

Total increase (decrease) in net assets                  233,097        384,026

Net assets at beginning of year                        1,210,329        788,711
                                                     ---------------------------

Net assets at end of year                            $ 1,443,426    $ 1,172,737
                                                     ===========================

See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           143

                          Southland Separate Account L1

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 2000


                                                                                     JANUS
                                                    ------------------------------------------------------------------------
                                                                    AGGRESSIVE     WORLDWIDE    INTERNATIONAL
                                                       GROWTH         GROWTH         GROWTH         GROWTH        BALANCED
                                                    ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $   374,877    $   696,152    $   468,176    $   132,779    $   789,028
Net realized gains (losses) on investments              193,566      1,162,508        126,392        469,030        277,925
Net unrealized gains (losses) on investments         (1,546,841)    (4,335,509)    (1,777,935)    (1,275,006)    (1,300,892)
                                                    ------------------------------------------------------------------------
Increase (decrease) in net assets from operations      (978,398)    (2,476,849)    (1,183,367)      (673,197)      (233,939)
                                                    ------------------------------------------------------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                          2,601,010      2,368,343      1,626,915        725,745      2,036,496
Cost of insurance and administrative expenses          (821,151)      (936,401)      (574,149)      (288,642)      (839,343)
Benefit payments                                             --             --             --             --             --
Surrenders and withdrawals                             (173,981)      (617,730)      (124,534)      (106,906)      (304,416)
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                      864,636      2,060,397        971,283        586,914        266,359
Other                                                     9,763         49,531         13,921          2,004         80,182
                                                    ------------------------------------------------------------------------
Increase (decrease) from principal transactions       2,480,277      2,924,140      1,913,436        919,115      1,239,278
                                                    ------------------------------------------------------------------------

Total increase (decrease) in net assets               1,501,879        447,291        730,069        245,918      1,005,339

Net assets at beginning of year                       4,006,834      5,118,392      5,323,750      2,840,683      6,669,563
                                                    ------------------------------------------------------------------------

Net assets at end of year                           $ 5,508,713    $ 5,565,683    $ 6,053,819    $ 3,086,601    $ 7,674,902
                                                    ========================================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           144

                          Southland Separate Account L1

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 2000


                                                                      GCG
                                                    ---------------------------------------
                                                       MIDCAP                      TOTAL
                                                       GROWTH       RESEARCH       RETURN
                                                    ---------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $        --   $        --   $        --
Net realized gains (losses) on investments                   --            --            --
Net unrealized gains (losses) on investments                 --            --            --
                                                    ---------------------------------------
Increase (decrease) in net assets from operations            --            --            --
                                                    ---------------------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                 --            --            --
Cost of insurance and administrative expenses                --            --            --
Benefit payments                                             --            --            --
Surrenders and withdrawals                                   --            --            --
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                           --            --            --
Other                                                        --            --            --
                                                    ---------------------------------------
Increase (decrease) from principal transactions              --            --            --
                                                    ---------------------------------------

Total increase (decrease) in net assets                      --            --            --

Net assets at beginning of year                              --            --            --
                                                    ---------------------------------------

Net assets at end of year                           $        --   $        --   $        --
                                                    =======================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           145

                          Southland Separate Account L1

                       Statement of Changes in Net Assets

                          Year ended December 31, 1999


                                                                             ALGER
                                                    ---------------------------------------------------------
                                                      AMERICAN       AMERICAN                      AMERICAN
                                                        SMALL         MIDCAP        AMERICAN      LEVERAGED
                                                   CAPITALIZATION     GROWTH         GROWTH         ALLCAP
                                                    ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $   131,252    $   152,677    $   213,868    $    54,343
Net realized gains (losses) on investments                1,868         22,744        219,461        249,029
Net unrealized gains (losses) on investments            407,699        229,004        479,515        723,298
                                                    ---------------------------------------------------------
Increase (decrease) in net assets from operations       540,819        404,425        912,844      1,026,670
                                                    ---------------------------------------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                            573,686        573,435      1,729,161        948,868
Cost of insurance and administrative expenses          (216,805)      (193,636)      (506,613)      (261,925)
Benefit payments                                           (154)            --             --         (1,606)
Surrenders and withdrawals                              (24,776)        (9,869)       (17,299)       (12,127)
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                      145,564        146,550        531,839        456,839
Other                                                    20,248          7,863         30,041         49,151
                                                    ---------------------------------------------------------
Increase (decrease) from principal transactions         497,763        524,343      1,767,129      1,179,200
                                                    ---------------------------------------------------------

Total increase (decrease) in net assets               1,038,582        928,768      2,679,973      2,205,870

Net assets at beginning of year                         883,478        923,375      1,832,618        731,755
                                                    ---------------------------------------------------------

Net assets at end of year                           $ 1,922,060    $ 1,852,143    $ 4,512,591    $ 2,937,625
                                                    =========================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           146

                          Southland Separate Account L1

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999


                                                                                    VIP & VIP II
                                                    -----------------------------------------------------------------------------
                                                        ASSET                                          MONEY
                                                       MANAGER         GROWTH         OVERSEAS         MARKET         INDEX 500
                                                    -----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $     39,984    $    122,765    $      6,419    $    119,360    $     11,793
Net realized gains (losses) on investments                 4,860          34,293           2,960              --          65,194
Net unrealized gains (losses) on investments              26,606         507,468         112,027              --         782,740
                                                    -----------------------------------------------------------------------------
Increase (decrease) in net assets from operations         71,450         664,526         121,406         119,360         859,727
                                                    -----------------------------------------------------------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                             312,583       1,016,105         170,489      12,459,659       2,184,085
Cost of insurance and administrative expenses            (89,058)       (346,459)        (46,035)       (643,568)       (783,092)
Benefit payments                                              --              --              --              --              --
Surrenders and withdrawals                               (11,698)        (41,167)         (4,482)        (26,778)        (87,474)
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                        96,798         590,388          22,925      (9,142,874)      1,494,471
Other                                                     11,589          23,910          18,690         (88,654)         38,397
                                                    -----------------------------------------------------------------------------
Increase (decrease) from principal transactions          320,214       1,242,777         161,587       2,557,785       2,846,387
                                                    -----------------------------------------------------------------------------

Total increase (decrease) in net assets                  391,664       1,907,303         282,993       2,677,145       3,706,114

Net assets at beginning of year                          503,987       1,160,165         197,451       2,363,573       2,884,302
                                                    -----------------------------------------------------------------------------

Net assets at end of year                           $    895,651    $  3,067,468    $    480,444    $  5,040,718    $  6,590,416
                                                    =============================================================================

                                                                            VIP & VIP II
                                                    -------------------------------------------------------------
                                                       EQUITY-          HIGH                         INVESTMENT
                                                       INCOME          INCOME        CONTRAFUND      GRADE BOND
                                                    -------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $     59,895    $     57,894    $     83,050    $     18,271
Net realized gains (losses) on investments                19,680         (37,455)        118,307          (5,250)
Net unrealized gains (losses) on investments               9,883          27,846         762,007         (23,345)
                                                    -------------------------------------------------------------
Increase (decrease) in net assets from operations         89,458          48,285         963,364         (10,324)
                                                    -------------------------------------------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                             805,398         258,179       2,277,133         271,276
Cost of insurance and administrative expenses           (316,586)       (106,598)       (720,827)        (77,573)
Benefit payments                                              --            (129)           (962)             --
Surrenders and withdrawals                               (38,406)         (6,638)        (56,466)        (19,794)
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                       469,853         213,288         803,946         152,134
Other                                                     22,233          10,778          93,157           3,334
                                                    -------------------------------------------------------------
Increase (decrease) from principal transactions          942,492         368,880       2,395,981         329,377
                                                    -------------------------------------------------------------

Total increase (decrease) in net assets                1,031,950         417,165       3,359,345         319,053

Net assets at beginning of year                        1,494,349         629,562       2,699,741         409,870
                                                    -------------------------------------------------------------

Net assets at end of year                           $  2,526,299    $  1,046,727    $  6,059,086    $    728,923
                                                    =============================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           147

                         Southland Separate Account L1

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999

                                                               INVESCO
                                                     ---------------------------
                                                       EQUITY
                                                       INCOME        UTILITIES
                                                     ---------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                         $    33,292    $     2,482
Net realized gains (losses) on investments                19,906         11,297
Net unrealized gains (losses) on investments              91,686         66,049
                                                     ---------------------------
Increase (decrease) in net assets from operations        144,884         79,828
                                                     ---------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                             312,962        212,606
Cost of insurance and administrative expenses           (127,281)       (85,923)
Benefit payments                                              --           (154)
Surrenders and withdrawals                                (7,460)        (3,522)
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                       186,124        388,478
Other                                                     (9,896)         9,529
                                                     ---------------------------
Increase (decrease) from principal transactions          354,449        521,014
                                                     ---------------------------

Total increase (decrease) in net assets                  499,333        600,842

Net assets at beginning of year                          710,996        187,869
                                                     ---------------------------

Net assets at end of year                            $ 1,210,329    $   788,711
                                                     ===========================

See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           148

                          Southland Separate Account L1

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999


                                                                                     JANUS
                                                    ------------------------------------------------------------------------
                                                                    AGGRESSIVE     WORLDWIDE    INTERNATIONAL
                                                       GROWTH         GROWTH         GROWTH         GROWTH        BALANCED
                                                    ------------------------------------------------------------------------
INCREASE (DECREASE)  IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $    (3,490)   $    52,683    $   (23,850)   $   (11,525)   $    82,752
Net realized gains (losses) on investments              248,417      1,836,755        147,241        179,464        250,656
Net unrealized gains (losses) on investments            758,550        757,939      1,825,033      1,137,882        756,689
                                                    ------------------------------------------------------------------------
Increase (decrease) in net assets from operations     1,003,477      2,647,377      1,948,424      1,305,821      1,090,097
                                                    ------------------------------------------------------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                          1,525,533      1,177,003      1,318,769        658,686      2,242,633
Cost of insurance and administrative expenses          (464,803)      (370,541)      (414,064)      (184,897)      (593,601)
Benefit payments                                             --             --           (447)            --             --
Surrenders and withdrawals                              (25,257)       (43,008)       (19,306)        (6,069)       (13,837)
Net transfers among sub-accounts (including the
   loan account and the guaranteed interest
   account in the general account)                      613,783        487,925        251,041        (37,815)     1,712,512
Other                                                    53,770         88,867         82,161         38,178         48,251
                                                    ------------------------------------------------------------------------
Increase (decrease) from principal transactions       1,703,026      1,340,246      1,218,154        468,083      3,395,958
                                                    ------------------------------------------------------------------------

Total increase (decrease) in net assets               2,706,503      3,987,623      3,166,578      1,773,904      4,486,055

Net assets at beginning of year                       1,300,331      1,130,769      2,157,172      1,066,779      2,183,508
                                                    ------------------------------------------------------------------------

Net assets at end of year                           $ 4,006,834    $ 5,118,392    $ 5,323,750    $ 2,840,683    $ 6,669,563
                                                    ========================================================================


See accompanying notes.

--------------------------------------------------------------------------------
Future Dimensions                           149

                          Southland Separate Account L1

                          Notes to Financial Statements

                                December 31, 2001

1.   ORGANIZATION

The Southland Separate Account L1 (the Separate Account) was established by resolution of the Board of Directors of Southland Life Insurance Company (the
Company) on February 25, 1994. The Separate Account is organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

The Separate Account supports the operations of the Future Dimensions Variable
Universal Life, Survivor Dimensions Variable Universal Life and Market
Dimensions Variable Universal Life policies ("Variable Universal Life Policies")
offered by the Company. Market Dimensions Variable Universal Life policies became effective in 2001 and are defined as Class B policies due to their mortality and expense charge structure. Future Dimensions Variable Universal
Life and Survivor Dimensions Variable Universal Life policies are defined as
Class A policies. The Separate Account may be used to support other variable life policies as they are offered by the Company. The assets of the Separate
Account are the property of the Company. However, the portion of the Separate
Account's assets attributable to the policies will not be used to satisfy liabilities arising out of any other operations of the Company.

As of December 31, 2001, the Separate Account consisted of 44 investment sub-accounts (collectively, "Funds") available to the policyholders, 35 of which invest in an independently managed mutual fund portfolio and nine of which invest in a mutual fund portfolio managed by an affiliate, either Directed
Services, Inc. or ING Pilgrim Investments, LLC. The Funds are as follows:

PORTFOLIO MANAGERS/PORTFOLIOS (FUNDS)

Fred Alger Management, Inc. ("Alger"):
     American Small Capitalization
     American MidCap Growth
     American Growth
     American Leveraged AllCap

--------------------------------------------------------------------------------
Future Dimensions                           150

                          Southland Separate Account L1

                    Notes to Financial Statements (continued)

1.   ORGANIZATION (CONTINUED)

Fidelity Management & Research Company ("Fidelity"):
     VIP II Asset Manager
     VIP II Asset Manager Service Class
     VIP Growth
     VIP Growth Service Class
     VIP Overseas
     VIP Overseas Service Class
     VIP Money Market
     VIP II Index 500
     VIP Equity-Income
     VIP Equity-Income Service Class
     VIP High Income
     VIP High Income Service Class
     VIP II Contrafund
     VIP II Contrafund Service Class
     VIP II Investment Grade Bond

INVESCO Funds Group, Inc. ("INVESCO"):
     VIF - Equity Income
     VIF - Utilities

Janus Aspen Series Funds ("Janus"):
     Growth
     Growth Service Shares
     Aggressive Growth
     Aggressive Growth Service Shares
     Worldwide Growth
     Worldwide Growth Service Shares
     International Growth
     International Growth Service Shares
     Balanced
     Balanced Service Shares

--------------------------------------------------------------------------------
Future Dimensions                           151

                          Southland Separate Account L1

                    Notes to Financial Statements (continued)

1.   ORGANIZATION (CONTINUED)

Directed Services, Inc./GCG Trust ("GCG"):
     MidCap Growth
     Liquid Asset
     Research
     Total Return
     Fully Managed

ING Pilgrim Investments, LLC ("Pilgrim"):
     VP Growth Opportunities
     VP MagnaCap
     VP Mid-Cap Opportunities
     VP SmallCap Opportunities

Putnam Investment Management, LLC ("Putnam"):
     Putnam VT New Opportunities Fund - Class 1B Shares
     Putnam VT Voyager Fund - Class 1B Shares
     Putnam VT Growth and Income Fund - Class 1B Shares
     Putnam VT Small Cap Value Fund - Class 1B Shares

Effective December 13, 2000, three new sub-accounts became available to the policyholders for investment in the following funds:

Directed Services, Inc./GCG Trust ("GCG"):
     MidCap Growth
     Research
     Total Return

--------------------------------------------------------------------------------
Future Dimensions                           152

                          Southland Separate Account L1

                    Notes to Financial Statements (continued)

1.   ORGANIZATION (CONTINUED)

During 2001, 25 new sub-accounts become available to the policyholders for investment in the following funds:

Fidelity Management & Research Company ("Fidelity"):
     VIP II Asset Manager Service Class
     VIP Growth Service Class
     VIP Overseas Service Class
     VIP Equity-Income Service Class
     VIP High Income Service Class
     VIP II Contrafund Service Class

Janus Aspen Series Funds ("Janus"):
     Growth Service Shares
     Aggressive Growth Service Shares
     Worldwide Growth Service Shares
     International Growth Service Shares
     Balanced Service Shares

Directed Services, Inc./GCG Trust ("GCG"):
     MidCap Growth
     Liquid Asset
     Research
     Total Return
     Fully Managed

ING Pilgrim Investments, LLC ("Pilgrim"):
     VP Growth Opportunities
     VP MagnaCap
     VP Mid-Cap Opportunities
     VP SmallCap Opportunities

Putnam Investment Management, LLC ("Putnam"):
     Putnam VT New Opportunities Fund - Class 1B Shares
     Putnam VT Voyager Fund - Class 1B Shares
     Putnam VT Growth and Income Fund - Class 1B Shares
     Putnam VT Small Cap Value Fund - Class 1B Shares

--------------------------------------------------------------------------------
Future Dimensions                           153

                          Southland Separate Account L1

                    Notes to Financial Statements (continued)

1.   ORGANIZATION (CONTINUED)

The Variable Universal Life Policies allow the policyholders to specify the allocation of their net premiums to the various funds. They can also transfer their account values among the funds. The Variable Universal Life Policies also provide the policyholders the option to allocate their net premiums, or to transfer their account values, to a Guaranteed Interest Account ("GIA") in the
Company's general account. The GIA guarantees a rate of interest to the policyholder, and it is not variable in nature. Therefore, it is not included in the Separate Account financial statements.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States
("U.S. GAAP"). The preparation of financial statements in conformity with U.S.
GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and to disclose contingent assets and liabilities at the date of the financial statements along with the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow:

INVESTMENT VALUATION

The investments in shares of the funds are valued at the closing net asset value
(fair value) per share as determined by the funds on the day of measurement.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME

The investments in shares of the funds are accounted for on the date the order to buy or sell is confirmed. Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from investment transactions are reported using the first-in, first-out ("FIFO") method of accounting for cost. The difference between cost and current fair value of investments owned on the day of measurement is recorded as unrealized gain or loss on investments.

--------------------------------------------------------------------------------
Future Dimensions                           154

                          Southland Separate Account L1

                    Notes to Financial Statements (continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VALUATION PERIOD DEDUCTIONS

For Future Dimensions and Survivor Dimensions policies (Class A policies), charges are made directly against the assets of the Separate Account sub-accounts, and are reflected daily in the computation of the unit values of the sub-accounts.

A daily deduction, at an annual rate of .90% of the daily asset value of the
Separate Account sub-accounts, is charged to the Separate Account for mortality and expense risks assumed by the Company. Total mortality and expense charges for the years ended December 31, 2001, 2000 and 1999 were $627,231, $640,123, and $364,009, respectively.

For Market Dimensions policies (Class B policies), mortality and expense charges result in the redemption of units rather than a deduction in the daily computation of unit values.

A monthly deduction, at a annual rate of .90%, .60% and .15% of the account value is charged during policy years 1 through 5, 6 through 10 and 11 and later, respectively. Total mortality and expense charges for the year ended December
31, 2001 were $17,904 and are included in the Statement of Changes in Net Assets as cost of insurance and administration charges.

POLICYHOLDER RESERVES

Policyholder reserves are presented in the financial statements at the aggregate account values of the policyholders invested in the Separate Account sub-accounts. To the extent that benefits to be paid to the policyholders exceed their account values, the Company will contribute additional funds to the benefit proceeds.

3.   RELATED PARTY TRANSACTIONS

During the year ended December 31, 2001, management fees were paid indirectly to
Directed Services, Inc., an affiliate of the Company, in its capacity as investment manager to GCG Trust. The Fund's advisory agreement provided for a fee at an annual rate of .94% of the average net assets of the Fully Managed
Portfolios, .54% of the average net assets of Liquid Assets Portfolios, and .88%
of the average net assets of the Mid-Cap,

--------------------------------------------------------------------------------
Future Dimensions                           155

                          Southland Separate Account L1

                    Notes to Financial Statements (continued)

3.   RELATED PARTY TRANSACTIONS (CONTINUED)

Research and Total Return Portfolios. In addition, management fees were paid to
ING Pilgrim Investments, LLC, an affiliate of the Company, in its capacity as investment advisor to Pilgrim Variable Products Trust. The Fund's advisory agreement provides for a fee at an annual rate of .75% of the average net assets of the fund for all available Pilgrim funds.

4.   INVESTMENTS

Fund shares are purchased at net asset value with net premiums (premium payments, less sales and tax loads charged by the Company) and sub-account transfers. Fund shares are redeemed at net asset value for the payment of benefits, for surrenders, for transfers to other sub-accounts, and for charges by the Company for certain cost of insurance and administrative charges. The cost of insurance and administrative charges for the years ended December 31,
2001, 2000 and 1999 were $11,469,560, $9,303,598, and $6,549,885, respectively.
Dividends made by the funds are reinvested in the funds.

--------------------------------------------------------------------------------
Future Dimensions                           156

                          Southland Separate Account L1

                    Notes to Financial Statements (continued)

4.   INVESTMENTS (CONTINUED)

For the year ended December 31, 2001, the cost of purchases (plus reinvested dividends) and sales of investments are as follows:


                                               BEGINNING                                      END
FUND                                            OF YEAR       PURCHASES         SALES       OF YEAR
-----------------------------------------------------------------------------------------------------
The Alger American Funds:
   American Small Capitalization              $ 2,900,799    $  575,354     $ (389,326)   $ 3,086,827
   American MidCap Growth                       2,875,527     2,907,759       (954,010)     4,829,276
   American Growth                              6,048,491     1,799,541       (641,372)     7,206,660
   American Leveraged AllCap                    3,945,382     1,130,641       (305,745)     4,770,278

Fidelity Variable Insurance Products (VIP &
  VIP II) Funds:
   VIP II Asset Manager                           953,813       348,458       (324,045)       978,226
   Asset Manager SC                                    --        28,303         (3,276)        25,027
   VIP Growth                                   4,505,821     1,649,766       (515,791)     5,639,796
   Growth SC                                           --       665,956       (194,649)       471,307
   VIP Overseas                                   529,701       204,148        (77,970)       655,879
   Overseas SC                                         --         3,477           (389)         3,088
   VIP Money Market                             3,005,956     4,316,025     (5,181,312)     2,140,669
   VIP II Index 500                             8,142,183     2,905,021       (820,067)    10,227,137
   VIP Equity-Income                            2,855,026       746,144       (177,829)     3,423,341
   Equity Income SC                                    --       156,903         (2,683)       154,220
   VIP High Income                              1,063,973       518,934       (425,196)     1,157,711
   High Income SC                                      --        20,657           (971)        19,686
   VIP II Contrafund                            6,692,723     1,131,807       (525,977)     7,298,553
   Contrafund SC                                       --       255,139        (48,403)       206,736
   VIP II Investment Grade Bond                 1,022,972       706,422       (386,774)     1,342,620

INVESCO Variable Investment Funds, Inc.:
   Equity Income                                1,369,285       465,626       (175,826)     1,659,085
   Utilities                                    1,139,458       453,362        (64,926)     1,527,894

Janus Aspen Series Funds:
   Growth                                       6,073,198     1,485,783       (463,418)     7,095,563
   Growth SS                                           --       842,440       (208,572)       633,868
   Aggressive Growth                            8,838,216     2,814,751     (2,197,857)     9,455,110
   Aggressive Growth SS                                --        90,055         (2,599)        87,456
   Worldwide Growth                             5,726,907     1,130,346       (472,521)     6,384,732
   Worldwide Growth SS                                 --       146,003         (4,192)       141,811
   International Growth                         3,150,195       402,595       (317,748)     3,235,042
   International Growth SS                             --        25,210         (2,367)        22,843
   Balanced                                     7,887,446     2,146,418     (2,119,652)     7,914,212
   Balanced SS                                         --       368,640        (16,282)       352,358

Directed Services, Inc. (GCG):
   MidCap Growth                                       --       398,782        (89,987)       308,795
   Liquid Asset                                        --     1,448,656       (966,647)       482,009
   Research                                            --        54,613           (986)        53,627
   Total Return                                        --       409,435       (205,954)       203,481
   Fully Managed                                       --       419,209        (63,337)       355,872

--------------------------------------------------------------------------------
Future Dimensions                           157

                          Southland Separate Account L1

                    Notes to Financial Statements (continued)

4.   INVESTMENTS (CONTINUED)

                                               BEGINNING                                      END
FUND                                            OF YEAR       PURCHASES         SALES       OF YEAR
-----------------------------------------------------------------------------------------------------
ING Pilgrim Investments, LLC:
   Growth Opportunities                                --        40,095         (4,336)        35,759
   MagnaCap Portfolio                                  --        15,930         (3,492)        12,438
   Mid-Cap Opportunities                               --        10,525         (2,331)         8,194
   Small Cap Opportunities                             --       119,737         (3,720)       116,017

Putnam Investment Management, LLC:
   New Opportunities                                   --        74,448         (3,640)        70,808
   Voyager                                             --       100,909        (34,830)        66,079
   Growth and Income                                   --       124,632        (39,544)        85,088
   Small Cap Value                                     --       377,008        (73,475)       303,533
                                              -------------------------------------------------------
                                              $78,727,072   $34,035,663   $(18,514,024)   $94,248,711
                                              -------------------------------------------------------


Aggregate proceeds from sales of investments for the year ended December 31,
2001 were $16,498,560.

--------------------------------------------------------------------------------
Future Dimensions                           158

                          Southland Separate Account L1

                    Notes to Financial Statements (continued)

5.   OTHER POLICY DEDUCTIONS

The Variable Universal Life Policies provide for certain deductions for sales and tax loads from premium payments received from the policyholders and for surrender charges and taxes from amounts paid to policyholders. Such deductions are taken after the redemption of sub-account units in the Separate Account and are not included in the Separate Account financial statements.

6.   POLICY LOANS

The Variable Universal Life Policies allow the policyholders to borrow against their policies by using them as collateral for a loan. At the time of borrowing against the policies, an amount equal to the loan amount is transferred from the
Separate Account sub-accounts to a loan Guaranteed Interest Account in the
Company's general account to secure the loan. As payments are made on the policy loan, amounts are transferred back from the loan Guaranteed Interest Account to the Separate Account sub-accounts. Interest is credited to the balance in the loan Guaranteed Interest Account at a fixed rate. The loan Guaranteed Interest
Account is not variable in nature and is not included in these Separate Account statements.

7.   FEDERAL INCOME TAXES

The Separate Account is not taxed separately because the operations of the
Separate Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. The Separate
Account is not taxed as a "Regulated Investment Company" under subchapter "M" of the Internal Revenue Code.

--------------------------------------------------------------------------------
Future Dimensions                           159

                          Southland Separate Account L1

                    Notes to Financial Statements (continued)

8.   SUMMARY OF CHANGES IN UNITS

The following schedule summarizes the changes in sub-account units for the year ended December 31, 2001:


                                                                              (DECREASE)
                                                               INCREASE          FOR
                                             OUTSTANDING         FOR         WITHDRAWALS      OUTSTANDING
                                            AT BEGINNING       PAYMENTS       AND OTHER         AT END
SUB-ACCOUNT                                    OF YEAR         RECEIVED       DEDUCTIONS        OF YEAR
---------------------------------------------------------------------------------------------------------
The Alger American Funds:
   American Small Capitalization:
      Class A                                155,346.180      59,506.104     (19,157.499)     195,694.785
      Class B                                         --       4,066.774        (129.554)       3,937.220
   American MidCap Growth:
      Class A                                138,613.408      57,985.834     (36,155.709)     160,443.533
      Class B                                         --      60,174.037     (15,121.118)      45,052.919
   American Growth:
      Class A                                244,503.446      54,730.797     (24,687.856)     274,546.387
      Class B                                         --      13,739.759      (1,105.228)      12,634.531
   American Leveraged AllCap:
      Class A                                137,135.605      38,110.977     (13,385.064)     161,861.518
      Class B                                         --      26,733.109        (488.078)      26,245.031

Fidelity Variable Insurance Products
 (VIP & VIP II) Funds:
   VIP II Asset Manager:
      Class A                                 58,359.318      21,295.197     (18,671.002)      60,983.513
      Class B                                         --              --              --               --
   Asset Manager SC:
      Class A                                         --         105.570              --          105.570
      Class B                                         --       2,836.287        (326.397)       2,509.890
   VIP Growth:
      Class A                                203,629.777      74,826.085     (25,973.435)     252,482.427
      Class B                                         --              --              --               --
   Growth SC:
      Class A                                         --       4,491.948         (45.535)       4,446.413
      Class B                                         --      77,752.026     (22,090.759)      55,661.267
   VIP Overseas:
      Class A                                 33,757.121      11,831.957      (5,180.636)      40,408.442
      Class B                                         --              --              --               --
   Overseas SC:
      Class A                                         --         110.313         (34.591)          75.722
      Class B                                         --         319.818          (5.255)         314.563
   VIP Money Market:
      Class A                                247,767.120     342,124.900    (419,026.862)     170,865.158
      Class B                                         --              --              --               --
   VIP II Index 500:
      Class A                                413,225.899     120,194.819     (41,800.538)     491,620.180
      Class B                                         --      96,812.042     (20,810.794)      76,001.248
   VIP Equity-Income:
      Class A                                179,290.646      35,196.824     (10,457.731)     204,029.739
      Class B                                         --              --              --               --

--------------------------------------------------------------------------------
Future Dimensions                           160

                          Southland Separate Account L1

                    Notes to Financial Statements (continued)

8.   SUMMARY OF CHANGES IN UNITS (CONTINUED)

                                                                              (DECREASE)
                                                               INCREASE          FOR
                                             OUTSTANDING         FOR         WITHDRAWALS      OUTSTANDING
                                            AT BEGINNING       PAYMENTS       AND OTHER         AT END
SUB-ACCOUNT                                    OF YEAR         RECEIVED       DEDUCTIONS        OF YEAR
---------------------------------------------------------------------------------------------------------
   Equity-Income SC:
      Class A                                         --       4,123.623        (125.484)       3,998.139
      Class B                                         --      11,983.213        (195.583)      11,787.630
   VIP High Income:
      Class A                                 87,083.379      44,220.095     (29,423.113)     101,880.361
      Class B                                         --              --              --               --
   High Income SC:
      Class A                                         --          75.854          (6.389)          69.465
      Class B                                         --       2,421.226        (106.921)       2,314.305
   VIP II Contrafund:
      Class A                                336,032.976      54,688.637     (27,946.586)     362,775.027
      Class B                                         --              --              --               --
   Contrafund SC:
      Class A                                         --       9,653.722      (4,372.015)       5,281.707
      Class B                                         --      17,928.260        (850.787)      17,077.473
   VIP II Investment Grade Bond:
      Class A                                 82,503.771      43,579.234     (29,260.025)      96,822.980
      Class B                                         --       7,363.887        (483.662)       6,880.225

INVESCO Variable Investment Funds, Inc.:
   Equity Income:
      Class A                                 84,138.226      21,403.141     (12,735.385)      92,805.982
      Class B                                         --      13,442.589        (832.206)      12,610.383
   Utilities:
      Class A                                 59,272.091      22,153.461      (3,946.342)      77,479.210
      Class B                                         --      11,578.149        (563.129)      11,015.020

Janus Aspen Series Funds:
   Growth:
      Class A                                271,494.885      86,446.187     (25,640.675)     332,300.397
      Class B                                         --              --              --               --
   Growth SS:
      Class A                                         --      10,178.999        (315.404)       9,863.595
      Class B                                         --     124,773.599     (29,266.698)      95,506.901
   Aggressive Growth:
      Class A                                253,631.227     170,146.343     (61,465.205)     362,312.365
      Class B                                         --              --              --               --
   Aggressive Growth SS:
      Class A                                         --       1,922.549        (201.420)       1,721.129
      Class B                                         --      18,428.874        (378.855)      18,050.019
   Worldwide Growth:
      Class A                                272,009.288      60,288.326     (28,656.631)     303,640.983
      Class B                                         --              --              --               --
   Worldwide Growth SS:
      Class A                                         --         252.300          (4.254)         248.046
      Class B                                         --      20,603.802        (542.495)      20,061.307
   International Growth:
      Class A                                139,976.091      21,534.940     (20,400.506)     141,110.525
      Class B                                         --              --              --               --

--------------------------------------------------------------------------------
Future Dimensions                           161

                          Southland Separate Account L1

                    Notes to Financial Statements (continued)

8.   SUMMARY OF CHANGES IN UNITS (CONTINUED)

                                                                              (DECREASE)
                                                               INCREASE          FOR
                                             OUTSTANDING         FOR         WITHDRAWALS      OUTSTANDING
                                            AT BEGINNING       PAYMENTS       AND OTHER         AT END
SUB-ACCOUNT                                    OF YEAR         RECEIVED       DEDUCTIONS        OF YEAR
---------------------------------------------------------------------------------------------------------
   International Growth SS:
      Class A                                         --         176.264         (55.267)         120.997
      Class B                                         --       3,551.088        (245.620)       3,305.468
   Balanced:
      Class A                                377,836.218     101,492.664    (105,097.204)     374,231.678
      Class B                                         --              --              --               --
   Balanced SS:
      Class A                                         --       1,597.386        (188.387)       1,408.999
      Class B                                         --      36,420.482      (1,568.697)      34,851.785

Directed Services, Inc. (GCG):
   MidCap Growth:
      Class A                                         --      30,236.806      (9,310.775)      20,926.031
      Class B                                         --      10,513.237        (181.177)      10,332.060
   Liquid Asset:
      Class A                                         --       3,404.703      (2,079.287)       1,325.416
      Class B                                         --     127,482.935     (85,873.862)      41,609.073
   Research:
      Class A                                         --       1,376.178         (78.993)       1,297.185
      Class B                                         --       4,748.812         (62.266)       4,686.546
   Total Return:
      Class A                                         --      30,456.024     (19,964.958)      10,491.066
      Class B                                         --       7,239.877         (52.060)       7,187.817
   Fully Managed:
      Class A                                         --      32,411.023      (6,207.764)      26,203.259
      Class B                                         --       7,226.542        (170.584)       7,055.958

Pilgrim:
   Growth Opportunities:
      Class A                                         --         100.182         (97.197)           2.985
      Class B                                         --       5,056.623        (356.158)       4,700.465
   MagnaCap Portfolio:
      Class A                                         --          93.877         (13.563)          80.314
      Class B                                         --       1,563.367        (358.537)       1,204.830
   Mid-Cap Opportunities
      Class A                                         --         339.829        (198.976)         140.853
      Class B                                         --         771.813         (18.949)         752.864
   Small Cap Opportunities:
      Class A                                         --       2,241.112        (202.433)       2,038.679
      Class B                                         --       9,250.866        (188.734)       9,062.132

Putnam:
   New Opportunities:
      Class A                                         --       5,336.226        (277.123)       5,059.103
      Class B                                         --       1,543.180         (84.100)       1,459.080
   Voyager:
      Class A                                         --       7,438.752      (3,652.284)       3,786.468
      Class B                                         --       3,274.087        (102.481)       3,171.606
   Growth and Income:
      Class A                                         --      10,142.187      (3,648.362)       6,493.825
      Class B                                         --       2,660.485        (346.880)       2,313.605
   Small Cap Value:
      Class A                                         --      33,103.348      (6,649.907)      26,453.441
      Class B                                         --       2,233.224         (93.092)       2,140.132

--------------------------------------------------------------------------------
Future Dimensions                           162

                          Southland Separate Account L1

                    Notes to Financial Statements (continued)

8.   SUMMARY OF CHANGES IN UNITS (CONTINUED)

The following schedule summarizes the changes in sub-account units for the year ended December 31, 2000:

                                                                              (DECREASE)
                                                               INCREASE          FOR
                                             OUTSTANDING         FOR         WITHDRAWALS      OUTSTANDING
                                            AT BEGINNING       PAYMENTS       AND OTHER         AT END
SUB-ACCOUNT                                    OF YEAR         RECEIVED       DEDUCTIONS        OF YEAR
---------------------------------------------------------------------------------------------------------
The Alger American Funds:
   American Small Capitalization             110,112.068      56,686.748     (11,452.636)     155,346.180
   American MidCap Growth                     94,491.630      65,417.252     (21,295.474)     138,613.408
   American Growth                           180,584.939      86,838.830     (22,920.323)     244,503.446
   American Leveraged AllCap                  89,361.549      55,509.464      (7,735.408)     137,135.605

Fidelity Variable Insurance Products
 (VIP & VIP II) Funds:
   VIP II Asset Manager                       56,593.361      27,027.075     (25,261.118)      58,359.318
   VIP Growth                                130,727.111      89,713.903     (16,811.237)     203,629.777
   VIP Overseas                               26,346.246       9,231.107      (1,820.232)      33,757.121
   VIP Money Market                          437,725.752     959,147.471  (1,149,106.103)     247,767.120
   VIP II Index 500                          306,237.103     207,913.343    (100,924.547)     413,225.899
   VIP Equity-Income                         160,901.817      50,207.226     (31,818.397)     179,290.646
   VIP High Income                            86,751.174      24,279.682     (23,947.477)      87,083.379
   VIP II Contrafund                         286,899.898      75,613.961     (26,480.883)     336,032.976
   VIP II Investment Grade Bond               62,273.753      30,018.154      (9,788.136)      82,503.771

INVESCO Variable Investment Funds, Inc.:
   Equity Income                              74,079.617      26,757.908     (16,699.299)      84,138.226
   Utilities                                  41,629.587      24,795.041      (7,152.537)      59,272.091

Janus Aspen Series Funds:
   Growth                                    168,076.782     122,564.456     (19,146.353)     271,494.885
   Aggressive Growth                         159,640.347     230,102.924    (136,112.044)     253,631.227
   Worldwide Growth                          201,891.184      81,416.500     (11,298.396)     272,009.288
   International Growth                      108,181.477      74,929.443     (43,134.829)     139,976.091
   Balanced                                  320,650.834     111,492.984     (54,307.600)     377,836.218

Directed Services, Inc. (GCG):
   MidCap Growth                                      --              --              --               --
   Research                                           --              --              --               --
   Total Return                                       --              --              --               --

--------------------------------------------------------------------------------
Future Dimensions                           163

                          Southland Separate Account L1

                    Notes to Financial Statements (continued)

8.   SUMMARY OF CHANGES IN UNITS (CONTINUED)

The following schedule summarizes the changes in sub-account units for the year ended December 31, 1999:

                                                                              (DECREASE)
                                                               INCREASE          FOR
                                             OUTSTANDING         FOR         WITHDRAWALS      OUTSTANDING
                                            AT BEGINNING       PAYMENTS       AND OTHER         AT END
SUB-ACCOUNT                                    OF YEAR         RECEIVED       DEDUCTIONS        OF YEAR
---------------------------------------------------------------------------------------------------------
The Alger American Funds:
   American Small Capitalization              71,702.588      57,637.460     (19,227.980)     110,112.068
   American MidCap Growth                     61,552.437      53,663.692     (20,724.499)      94,491.630
   American Growth                            96,519.612     153,296.175     (69,230.848)     180,584.939
   American Leveraged AllCap                  39,281.333      78,180.937     (28,100.721)      89,361.549

Fidelity Variable Insurance Products
 (VIP & VIP II) Funds:
   VIP II Asset Manager                       35,040.789      48,638.027     (27,085.455)      56,593.361
   VIP Growth                                 67,213.256      78,969.425     (15,455.570)     130,727.111
   VIP Overseas                               15,284.198      18,894.457      (7,832.409)      26,346.246
   VIP Money Market                          194,464.915   1,713,763.106  (1,470,502.269)     437,725.752
   VIP II Index 500                          159,598.401     175,786.128     (29,147.426)     306,237.103
   VIP Equity-Income                         100,106.288      83,760.337     (22,964.808)     160,901.817
   VIP High Income                            55,875.183      51,760.130     (20,884.139)      86,751.174
   VIP II Contrafund                         157,136.563     170,176.289     (40,412.954)     286,899.898
   VIP II Investment Grade Bond               34,341.076      48,202.344     (20,269.667)      62,273.753

INVESCO Variable Investment Funds, Inc.:
   Equity Income                              49,352.422      39,623.897     (14,896.702)      74,079.617
   Utilities                                  11,674.130      35,720.305      (5,764.848)      41,629.587

Janus Aspen Series Funds:
   Growth                                     77,638.452     139,848.728     (49,410.398)     168,076.782
   Aggressive Growth                          78,750.742     242,015.598    (161,125.993)     159,640.347
   Worldwide Growth                          133,217.360      99,139.359     (30,465.535)     201,891.184
   International Growth                       73,359.684      69,642.489     (34,820.696)     108,181.477
   Balanced                                  131,276.187     258,472.945     (69,098.298)     320,650.834


--------------------------------------------------------------------------------
Future Dimensions                           164

                          Southland Separate Account L1

                    Notes to Financial Statements (continued)

9.   FINANCIAL HIGHLIGHTS

The following schedule summarizes expense ratios, excluding expenses of underlying funds and total return for the year ended December 31, 2001.


                                                AT DECEMBER 31,                         FOR THE YEAR ENDED DECEMBER 31,
                                    --------------------------------------    -------------------------------------------------
                                       UNITS      UNIT VALUE      NET ASSETS  INVESTMENT     EXPENSE RATIO      TOTAL RETURN
         DIVISION                     (000S)  LOWEST TO HIGHEST     (000S)   INCOME RATIO  LOWEST TO HIGHEST  LOWEST TO HIGHEST
-------------------------------------------------------------------------------------------------------------------------------
The Alger American Funds:
   American Small Capitalization

      2001                              200     $6.80 to $8.88      $1,765       0.05%         0% to .90%          (29.86)%
      2000                                *             $12.66           *           *                  *                 *

   American MidCap Growth

      2001                              205     12.55 to 19.76       3,736      39.21%         0% to .90%           (7.40)%
      2000                                *              21.34           *           *                  *                 *

   American Growth

      2001                              287      8.96 to 18.57       5,212      12.78%         0% to .90%          (12.57)%
      2000                                *              21.24           *           *                  *                 *

   American Leveraged AllCap

      2001                              188      9.45 to 20.71       3,600       3.45%         0% to .90%          (16.56)%
      2000                                *              24.82           *           *                  *                 *

Fidelity Variable Insurance Products
(VIP & VIP II) Funds:
   VIP II Assets Manager
      2001                               61              14.41         879       5.51%              0.90%           (4.76)%
      2000                                *              15.13           *           *                  *                 *

   Asset Manager SC

      2001                                3       9.40 to 9.90          26           -         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

   VIP Growth

      2001                              252              16.99       4,289       6.75%              0.90%          (18.36)%
      2000                                *              20.81           *           *                  *                 *

   Growth SC

      2001                               60       8.15 to 8.53         511           -         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

   VIP Overseas

      2001                               40              11.50         464      12.66%              0.90%          (21.72)%
      2000                                *              14.69           *           *                  *                 *

--------------------------------------------------------------------------------
Future Dimensions                           165

                          Southland Separate Account L1

                    Notes to Financial Statements (continued)

9.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                AT DECEMBER 31,                         FOR THE YEAR ENDED DECEMBER 31,
                                    --------------------------------------    -------------------------------------------------
                                       UNITS      UNIT VALUE      NET ASSETS  INVESTMENT     EXPENSE RATIO      TOTAL RETURN
         DIVISION                     (000S)  LOWEST TO HIGHEST     (000S)   INCOME RATIO  LOWEST TO HIGHEST  LOWEST TO HIGHEST
-------------------------------------------------------------------------------------------------------------------------------
   Overseas SC

      2001                                -       7.63 to 7.80           3           -         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

   VIP Money Market

      2001                              171              12.48       2,133           -              0.90%             3.14%
      2000                                *              12.10           *           *                  *                 *

   VIP II Index 500

      2001                              568      8.85 to 16.93       8,996       1.06%         0% to .90%          (12.82)%
      2000                                *              19.42           *           *                  *                 *

   VIP Equity-Income

      2001                              204              15.99       3,262       6.13%              0.90%           (5.66)%
      2000                                *              16.95           *           *                  *                 *

   Equity Income SC

      2001                               16       9.41 to 9.61         151           -         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

   VIP High Income

      2001                              102               8.19         834      13.04%              0.90%          (11.94)%
      2000                                *               9.30           *           *                  *                 *

   High Income SC

      2001                                2       8.18 to 8.73          20           -         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

   VIP II Contrafund

      2001                              363              17.19       6,234       3.50%              0.90%          (12.87)%
      2000                                *              19.73           *           *                  *                 *

   Contrafund SC

      2001                               22       8.68 to 9.57         209           -         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

   VIP II Investment Grade Bond

      2001                              104     10.59 to 13.90       1,419       5.02%         0% to .90%             7.67%
      2000                                *              12.91           *           *                  *                 *

--------------------------------------------------------------------------------
Future Dimensions                           166

                          Southland Separate Account L1

                    Notes to Financial Statements (continued)

9.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                AT DECEMBER 31,                         FOR THE YEAR ENDED DECEMBER 31,
                                    --------------------------------------    -------------------------------------------------
                                       UNITS      UNIT VALUE      NET ASSETS  INVESTMENT     EXPENSE RATIO      TOTAL RETURN
         DIVISION                     (000S)  LOWEST TO HIGHEST     (000S)   INCOME RATIO  LOWEST TO HIGHEST  LOWEST TO HIGHEST
-------------------------------------------------------------------------------------------------------------------------------
INVESCO Variable Investment
Funds, Inc.:
   Equity Income

      2001                              105      9.82 to 15.48       1,560       1.52%         0% to .90%           (9.79)%
      2000                                *              17.16           *           *                  *                 *

   Utilities

      2001                               88      7.05 to 13.29       1,108       1.04%         0% to .90%          (32.84)%
      2000                                *              19.79           *           *                  *                 *

Janus Aspen Series Funds:
   Growth

      2001                              332              15.21       5,053       0.26%              0.90%          (25.04)%
      2000                                *              20.29           *           *                  *                 *

   Growth SS

      2001                              105       6.23 to 7.44         669           -         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

   Aggressive Growth

      2001                              362              13.23       4,795           -              0.90%          (39.70)%
      2000                                *              21.94           *           *                  *                 *

   Aggressive Growth SS

      2001                               20       4.15 to 5.99          86           -         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

   Worldwide Growth

      2001                              304              17.16       5,212       0.50%              0.90%          (22.91)%
      2000                                *              22.26           *           *                  *                 *

   Worldwide Growth SS

      2001                               20       6.74 to 7.67         137           -         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

   International Growth

      2001                              141              16.81       2,371       1.04%              0.90%          (23.76)%
      2000                                *              22.05           *           *                  *                 *

   International Growth SS

      2001                                3       6.67 to 7.59          23           -         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

--------------------------------------------------------------------------------
Future Dimensions                           167

                          Southland Separate Account L1

                    Notes to Financial Statements (continued)

9.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                AT DECEMBER 31,                         FOR THE YEAR ENDED DECEMBER 31,
                                    --------------------------------------    -------------------------------------------------
                                       UNITS      UNIT VALUE      NET ASSETS  INVESTMENT     EXPENSE RATIO      TOTAL RETURN
         DIVISION                     (000S)  LOWEST TO HIGHEST     (000S)   INCOME RATIO  LOWEST TO HIGHEST  LOWEST TO HIGHEST
-------------------------------------------------------------------------------------------------------------------------------
   Balanced

      2001                              374              19.25       7,205       2.59%              0.90%           (5.22)%
      2000                                *              20.31           *           *                  *                 *

   Balanced SS

      2001                               36       9.42 to 9.73         352           -         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

Directed Services, Inc. (GCG):
   MidCap Growth

      2001                               31      7.78 to 13.04         298       1.27%         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

   Liquid Asset

      2001                               43     10.29 to 11.25         482       2.82%         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

   Research

      2001                                6       7.72 to 8.77          51       7.19%         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

   Total Return

      2001                               18     10.28 to 11.65         192       9.33%         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

   Fully Managed

      2001                               33     10.59 to 10.66         353      12.99%         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

--------------------------------------------------------------------------------
Future Dimensions                           168

                          Southland Separate Account L1

                    Notes to Financial Statements (continued)

9.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                AT DECEMBER 31,                         FOR THE YEAR ENDED DECEMBER 31,
                                    --------------------------------------    -------------------------------------------------
                                       UNITS      UNIT VALUE      NET ASSETS  INVESTMENT     EXPENSE RATIO      TOTAL RETURN
         DIVISION                     (000S)  LOWEST TO HIGHEST     (000S)   INCOME RATIO  LOWEST TO HIGHEST  LOWEST TO HIGHEST
-------------------------------------------------------------------------------------------------------------------------------
ING Pilgrim Investments, LLC:
   Growth Opportunities

      2001                                5       8.63 to 8.68          41           -         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

   MagnaCap Portfolio

      2001                                1       9.73 to 9.80          13       1.15%         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

   Mid-Cap Opportunities

      2001                                1       9.12 to 9.18           8           -         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

   Small Cap Opportunities

      2001                               11       9.68 to 9.74         108       0.36%         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

Putnam Investment Management, LLC:
   New Opportunities

      2001                                7       9.55 to 9.61          62           -         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

   Voyager

      2001                                7       9.57 to 9.61          67           -         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

   Growth and Income

      2001                                9       9.85 to 9.89          87           -         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *

   Small Cap Value

      2001                               29     11.58 to 11.66         331           -         0% to .90%                 -
      2000                                *                  *           *           *                  *                 *


*    Not applicable

--------------------------------------------------------------------------------
Future Dimensions                           169

APPENDIX A

Factors for the Guideline Premium/Cash Value Corridor Test
For a Life Insurance Policy

Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor

0	2.50	25	2.50	50	1.85	75	1.05
1	2.50	26	2.50	51	1.78	76	1.05
2	2.50	27	2.50	52	1.71	77	1.05
3	2.50	28	2.50	53	1.64	78	1.05
4	2.50	29	2.50	54	1.57	79	1.05

5	2.50	30	2.50	55	1.50	80	1.05
6	2.50	31	2.50	56	1.46	81	1.05
7	2.50	32	2.50	57	1.42	82	1.05
8	2.50	33	2.50	58	1.38	83	1.05
9	2.50	34	2.50	59	1.34	84	1.05

10	2.50	35	2.50	60	1.30	85	1.05
11	2.50	36	2.50	61	1.28	86	1.05
12	2.50	37	2.50	62	1.26	87	1.05
13	2.50	38	2.50	63	1.24	88	1.05
14	2.50	39	2.50	64	1.22	89	1.05

15	2.50	40	2.50	65	1.20	90	1.05
16	2.50	41	2.43	66	1.19	91	1.04
17	2.50	42	2.36	67	1.18	92	1.03
18	2.50	43	2.29	68	1.17	93	1.02
19	2.50	44	2.22	69	1.16	94	1.01

20	2.50	45	2.15	70	1.15	95	1.00
21	2.50	46	2.09	71	1.13	96	1.00
22	2.50	47	2.03	72	1.11	97	1.00
23	2.50	48	1.97	73	1.09	98	1.00
24	2.50	49	1.91	74	1.07	99	1.00

						100+	1.00

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

Future Dimensions      170

APPENDIX B

Performance Information

The following hypothetical illustrations demonstrate how the actual investment experience of each investment option of the separate account affects the account value minus any surrender charge, account value and death benefit of a policy. These hypothetical illustrations are based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio's annual total return is based on the total return calculated for each fiscal year. These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $4,500 annual premium, received at the beginning of each year, for a hypothetical policy with a $250,000 face amount, death benefit option A, issued to a preferred, tobacco non-user male, age 45. In each case, it is assumed that all premiums are allocated to the investment option illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

The amounts shown for the account value minus any surrender charge, account values and death benefits take into account the charges against premiums, current cost of insurance and monthly deductions, the daily charge against the separate account for mortality and expense risks, and each portfolio's charges and expenses. See Charges and Deductions, page 53.

Past performance is not an indication of future results. Actual investment results may be more or less than those shown in the hypothetical illustrations.

Future Dimensions      171

HYPOTHETICAL ILLUSTRATIONS
Tobacco Non-user Male Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $250,000			Annual Premium $4,500

Alger American Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	12.38%	1,443	3,413	250,000
12/31/93	22.47%	5,900	8,120	250,000
12/31/94	1.45%	7,182	11,332	250,000
12/31/95	36.37%	15,614	19,764	250,000
12/31/96	13.35%	21,699	25,849	250,000
12/31/97	25.75%	32,195	36,345	250,000
12/31/98	48.07%	54,202	58,352	250,000
12/31/99	33.74%	77,838	81,988	250,000
12/31/00	-14.78%	68,076	72,226	250,000
12/31/01	-11.81%	62,734	66,193	250,000

Alger American Leveraged AllCap Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/96	12.04%	1,431	3,401	250,000
12/31/97	19.68%	5,690	7,910	250,000
12/31/98	57.83%	13,436	17,586	250,000
12/31/99	78.06%	32,906	37,056	250,000
12/31/00	-24.83%	25,769	29,919	250,000
12/31/01	-15.93%	23,394	27,544	250,000

Alger American MidCap Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	-1.54%	954	2,924	250,000
12/31/95	44.45%	6,744	8,964	250,000
12/31/96	11.90%	9,339	13,489	250,000
12/31/97	15.01%	14,905	19,055	250,000
12/31/98	30.30%	24,722	28,872	250,000
12/31/99	31.85%	37,948	42,098	250,000
12/31/00	9.18%	44,990	49,140	250,000
12/31/01	-6.52%	44,441	48,591	250,000

The assumptions underlying these values are described in Performance Information, page 171.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Future Dimensions      172

HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $250,000			Annual Premium $4,500

Alger American Small Capitalization Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	3.55%	1,133	3,103	250,000
12/31/93	13.28%	4,906	7,126	250,000
12/31/94	-4.38%	5,558	9,708	250,000
12/31/95	44.31%	14,464	18,614	250,000
12/31/96	4.18%	18,376	22,526	250,000
12/31/97	11.39%	24,305	28,455	250,000
12/31/98	15.53%	32,195	36,345	250,000
12/31/99	43.42%	52,410	56,560	250,000
12/31/00	-27.20%	39,069	43,219	250,000
12/31/01	-29.51%	29,020	32,478	250,000

Fidelity VIP Asset Manager SM Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	11.71%	1,419	3,389	250,000
12/31/93	21.23%	5,785	8,005	250,000
12/31/94	-6.09%	6,197	10,347	250,000
12/31/95	16.96%	11,581	15,731	250,000
12/31/96	14.60%	17,391	21,541	250,000
12/31/97	20.65%	25,530	29,680	250,000
12/31/98	15.05%	33,444	37,594	250,000
12/31/99	11.09%	40,924	45,074	250,000
12/31/00	-3.87%	42,077	46,227	250,000
12/31/01	-4.15%	43,732	47,190	250,000

Fidelity VIP Contrafund ® Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/96	21.22%	1,755	3,725	250,000
12/31/97	24.14%	6,402	8,622	250,000
12/31/98	29.98%	11,159	15,309	250,000
12/31/99	24.25%	18,726	22,876	250,000
12/31/00	-6.58%	19,963	24,113	250,000
12/31/01	-12.18%	19,570	23,720	250,000

The assumptions underlying these values are described in Performance Information, page 171.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Future Dimensions      173

HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $250,000			Annual Premium $4,500

Fidelity VIP Equity-Income
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	16.89%	1,602	3,572	250,000
12/31/93	18.29%	5,794	8,014	250,000
12/31/94	7.07%	7,723	11,873	250,000
12/31/95	35.09%	16,151	20,301	250,000
12/31/96	14.28%	22,525	26,675	250,000
12/31/97	28.11%	33,940	38,090	250,000
12/31/98	11.63%	41,652	45,802	250,000
12/31/99	6.33%	47,655	51,805	250,000
12/31/00	8.42%	55,308	59,458	250,000
12/31/01	-4.96%	55,840	59,298	250,000

Fidelity VIP Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	9.32%	1,335	3,305	250,000
12/31/93	19.37%	5,555	7,775	250,000
12/31/94	-0.02%	6,667	10,817	250,000
12/31/95	35.36%	14,770	18,920	250,000
12/31/96	14.71%	21,052	25,202	250,000
12/31/97	23.48%	30,735	34,885	250,000
12/31/98	39.49%	48,764	52,914	250,000
12/31/99	37.44%	72,685	76,835	250,000
12/31/00	-10.96%	66,769	70,919	250,000
12/31/01	-17.67%	57,236	60,694	250,000

Fidelity VIP High Income
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	23.17%	1,824	3,794	250,000
12/31/93	20.40%	6,211	8,431	250,000
12/31/94	-1.64%	7,127	11,277	250,000
12/31/95	20.72%	13,219	17,369	250,000
12/31/96	14.03%	19,141	23,291	250,000
12/31/97	17.67%	26,832	30,982	250,000
12/31/98	-4.33%	28,269	32,419	250,000
12/31/99	8.25%	34,186	38,336	250,000
12/31/00	-22.54%	27,819	31,969	250,000
12/31/01	-11.73%	27,443	30,901	250,000

The assumptions underlying these values are described in Performance Information, page 171.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Future Dimensions      174

HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $250,000			Annual Premium $4,500

Fidelity VIP Index 500 Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/93	9.74%	1,350	3,320	250,000
12/31/94	1.04%	4,305	6,525	250,000
12/31/95	37.19%	9,175	13,325	250,000
12/31/96	22.71%	16,014	20,164	250,000
12/31/97	32.82%	26,756	30,906	250,000
12/31/98	28.31%	39,401	43,551	250,000
12/31/99	20.51%	51,883	56,033	250,000
12/31/00	-9.30%	49,202	53,352	250,000
12/31/01	-12.09%	45,325	49,475	250,000

Fidelity VIP Investment Grade Bond
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	6.65%	1,241	3,211	250,000
12/31/93	10.96%	4,870	7,090	250,000
12/31/94	-3.76%	5,590	9,740	250,000
12/31/95	17.32%	10,922	15,072	250,000
12/31/96	3.19%	14,522	18,672	250,000
12/31/97	9.06%	19,517	23,667	250,000
12/31/98	8.85%	24,880	29,030	250,000
12/31/99	-1.05%	27,515	31,665	250,000
12/31/00	11.22%	34,572	38,722	250,000
12/31/01	8.46%	41,905	45,364	250,000

Fidelity VIP Money Market Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	3.90%	1,145	3,115	250,000
12/31/93	3.23%	4,246	6,466	250,000
12/31/94	4.25%	5,792	9,942	250,000
12/31/95	5.87%	9,616	13,766	250,000
12/31/96	5.41%	13,564	17,714	250,000
12/31/97	5.51%	17,726	21,876	250,000
12/31/98	5.46%	22,081	26,231	250,000
12/31/99	5.17%	26,607	30,757	250,000
12/31/00	6.30%	31,877	36,027	250,000
12/31/01	4.18%	37,303	40,761	250,000

The assumptions underlying these values are described in Performance Information, page 171.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Future Dimensions      175

HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $250,000			Annual Premium $4,500

Fidelity VIP Overseas Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	-10.72%	634	2,604	250,000
12/31/93	37.35%	5,841	8,061	250,000
12/31/94	1.72%	7,154	11,304	250,000
12/31/95	9.74%	11,624	15,774	250,000
12/31/96	13.15%	17,161	21,311	250,000
12/31/97	11.56%	23,000	27,150	250,000
12/31/98	12.81%	29,863	34,013	250,000
12/31/99	42.55%	48,756	52,906	250,000
12/31/00	-19.07%	41,002	45,152	250,000
12/31/01	-21.21%	34,410	37,868	250,000

The GCG Trust Fully Managed Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	6.23%	1,227	3,197	250,000
12/31/93	7.59%	4,625	6,845	250,000
12/31/94	-7.27%	4,992	9,142	250,000
12/31/95	20.80%	10,665	14,815	250,000
12/31/96	16.36%	16,670	20,820	250,000
12/31/97	15.27%	23,357	27,507	250,000
12/31/98	5.89%	28,123	32,273	250,000
12/31/99	6.92%	33,553	37,703	250,000
12/31/00	21.97%	45,690	49,840	250,000
12/31/01	9.92%	54,681	58,139	250,000

The GCG Trust Limited Maturity Bond Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	4.84%	1,178	3,148	250,000
12/31/93	6.20%	4,479	6,699	250,000
12/31/94	-1.19%	5,478	9,628	250,000
12/31/95	11.72%	10,055	14,205	250,000
12/31/96	4.32%	13,832	17,982	250,000
12/31/97	6.67%	18,255	22,405	250,000
12/31/98	6.86%	22,999	27,149	250,000
12/31/99	1.13%	26,331	30,481	250,000
12/31/00	7.73%	32,072	36,222	250,000
12/31/01	8.84%	39,359	42,817	250,000

The assumptions underlying these values are described in Performance Information, page 171.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Future Dimensions      176

HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $250,000			Annual Premium $4,500

The GCG Trust Mid-Cap Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	79.05%	3,819	5,789	250,000
12/31/00	8.18%	7,454	9,674	250,000
12/31/01	-23.62%	5,451	9,601	250,000

The GCG Trust Research Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	24.23%	1,861	3,831	250,000
12/31/00	-4.54%	4,406	6,626	250,000
12/31/01	-21.46%	3,353	7,503	250,000

The GCG Trust Total Return Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	3.38%	1,127	3,097	250,000
12/31/00	16.50%	5,115	7,335	250,000
12/31/01	0.49%	6,285	10,435	250,000

ING Partners, Inc. ING UBS Tactical Asset Allocation Portfolio - I Class
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit

	This fund is too new for experience to be shown

ING Partners, Inc. ING Van Kampen Comstock Portfolio - I Class
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit

	This fund is too new for experience to be shown

ING Income Shares ING VP Bond Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	10.94%	1,392	3,362	250,000
12/31/96	1.30%	4,366	6,586	250,000
12/31/97	8.30%	6,327	10,477	250,000
12/31/98	8.14%	10,497	14,647	250,000
12/31/99	-0.74%	13,372	17,522	250,000
12/31/00	9.64%	18,392	22,542	250,000
12/31/01	8.75%	23,636	27,786	250,000

The assumptions underlying these values are described in Performance Information, page 171.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Future Dimensions      177

HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $250,000			Annual Premium $4,500

ING Variable Portfolios, Inc. ING VP Index Plus LargeCap Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/97	33.89%	2,204	4,174	250,000
12/31/98	31.60%	7,537	9,757	250,000
12/31/99	24.30%	11,871	16,021	250,000
12/31/00	-9.41%	13,040	17,190	250,000
12/31/01	-13.62%	13,224	17,374	250,000

ING Variable Portfolios, Inc. ING VP Index Plus MidCap Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	24.30%	1,864	3,834	250,000
12/31/99	15.81%	5,918	8,138	250,000
12/31/00	19.91%	9,354	13,504	250,000
12/31/01	-1.32%	12,146	16,296	250,000

ING Variable Portfolios, Inc. ING VP Index Plus SmallCap Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	-1.35%	961	2,931	250,000
12/31/99	10.79%	4,550	6,770	250,000
12/31/00	9.82%	6,682	10,832	250,000
12/31/01	2.41%	10,057	14,207	250,000

ING Variable Products Trust ING VP Growth Opportunities Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/01	-38.57%	0	1,646	250,000

ING Variable Products Trust ING VP MagnaCap Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/01	-10.44%	644	2,614	250,000

ING Variable Products Trust ING VP MidCap Opportunities Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/01	-32.92%	0	1,838	250,000

ING Variable Products Trust ING VP SmallCap Opportunities Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	21.39%	1,761	3,731	250,000
12/31/96	13.61%	5,638	7,858	250,000
12/31/97	15.81%	8,553	12,703	250,000
12/31/98	17.30%	14,377	18,527	250,000
12/31/99	141.03%	48,488	52,638	250,000
12/31/00	1.09%	51,913	56,063	250,000
12/31/01	-29.15%	37,423	41,573	250,000

The assumptions underlying these values are described in Performance Information, page 171.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Future Dimensions      178

HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $250,000			Annual Premium $4,500

INVESCO VIF-Core Equity Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	29.25%	2,039	4,009	250,000
12/31/96	22.28%	6,612	8,832	250,000
12/31/97	28.17%	11,205	15,355	250,000
12/31/98	15.30%	17,095	21,245	250,000
12/31/99	14.84%	23,738	27,888	250,000
12/31/00	4.87%	28,205	32,355	250,000
12/31/01	-8.97%	27,918	32,068	250,000

INVESCO VIF-Utilities Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	9.08%	1,327	3,297	250,000
12/31/96	12.76%	5,089	7,309	250,000
12/31/97	23.41%	8,746	12,896	250,000
12/31/98	25.48%	15,946	20,096	250,000
12/31/99	19.13%	23,436	27,586	250,000
12/31/00	5.28%	28,017	32,167	250,000
12/31/01	-32.41%	19,422	23,572	250,000

Janus Aspen Aggressive Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	16.33%	1,582	3,552	250,000
12/31/95	27.48%	6,428	8,648	250,000
12/31/96	7.95%	8,507	12,657	250,000
12/31/97	12.66%	13,573	17,723	250,000
12/31/98	34.26%	23,836	27,986	250,000
12/31/99	125.40%	66,242	70,392	250,000
12/31/00	-31.82%	45,560	49,710	250,000
12/31/01	-39.45%	27,516	31,666	250,000

Janus Aspen Balanced Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	0.84%	1,038	3,008	250,000
12/31/95	24.79%	5,560	7,780	250,000
12/31/96	16.18%	8,505	12,655	250,000
12/31/97	22.10%	15,098	19,248	250,000
12/31/98	34.28%	25,878	30,028	250,000
12/31/99	26.76%	37,761	41,911	250,000
12/31/00	-2.27%	39,604	43,754	250,000
12/31/01	-4.66%	40,308	44,458	250,000

The assumptions underlying these values are described in Performance Information, page 171.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Future Dimensions      179

HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $250,000			Annual Premium $4,500

Janus Aspen Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	2.76%	1,105	3,075	250,000
12/31/95	30.17%	6,003	8,223	250,000
12/31/96	18.45%	9,285	13,435	250,000
12/31/97	22.75%	16,155	20,305	250,000
12/31/98	35.66%	27,619	31,769	250,000
12/31/99	43.98%	46,021	50,171	250,000
12/31/00	-14.55%	41,070	45,220	250,000
12/31/01	-24.73%	31,953	36,103	250,000

Janus Aspen International Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	23.15%	1,823	3,793	250,000
12/31/96	34.71%	7,270	9,490	250,000
12/31/97	18.51%	10,785	14,935	250,000
12/31/98	17.23%	16,969	21,119	250,000
12/31/99	82.27%	40,202	44,352	250,000
12/31/00	-15.94%	35,461	39,611	250,000
12/31/01	-23.23%	28,367	32,517	250,000

Janus Aspen Worldwide Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	1.53%	1,062	3,032	250,000
12/31/95	27.37%	5,761	7,981	250,000
12/31/96	29.04%	10,221	14,371	250,000
12/31/97	22.15%	17,192	21,342	250,000
12/31/98	28.92%	27,343	31,493	250,000
12/31/99	64.45%	52,782	56,932	250,000
12/31/00	-15.67%	46,144	50,294	250,000
12/31/01	-22.44%	36,980	41,130	250,000

Pioneer Mid Cap Value VCT Portfolio - Class I Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/96	15.03%	1,536	3,506	250,000
12/31/97	24.69%	6,172	8,392	250,000
12/31/98	-4.02%	6,805	10,955	250,000
12/31/99	13.13%	11,734	15,884	250,000
12/31/00	18.00%	18,225	22,375	250,000
12/31/01	6.49%	22,871	27,021	250,000

The assumptions underlying these values are described in Performance Information, page 171.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Future Dimensions      180

HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45 Preferred Risk Class			Death Benefit Option A
Stated Death Benefit $250,000			Annual Premium $4,500

Pioneer Small Cap Value VCT Portfolio - Class I Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/01	-31.68%	0	1,881	250,000

Putnam VT Growth and Income Fund - Class IB Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	-1.47%	957	2,927	250,000
12/31/00	7.92%	4,358	6,578	250,000
12/31/01	-6.39%	4,834	8,984	250,000

Putnam VT New Opportunities Fund - Class IB Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	69.10%	3,461	5,431	250,000
12/31/00	-26.20%	3,982	6,202	250,000
12/31/01	-30.14%	2,182	6,332	250,000

Putnam VT Small Cap Value Fund - Class IB Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/00	24.44%	1,869	3,839	250,000
12/31/01	18.13%	6,096	8,316	250,000

Putnam VT Voyager Fund - Class IB Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	58.01%	3,064	5,034	250,000
12/31/00	-16.54%	4,518	6,738	250,000
12/31/01	-22.41%	3,343	7,493	250,000

The assumptions underlying these values are described in Performance Information, page 171.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Future Dimensions      181

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Texas Business Corporations Act Article 2.02-1 is a comprehensive provision that defines the power of Texas corporations to provide for the indemnification of its directors, officers, employees and agents. This Article also grants to corporations the power to purchase director and officer insurance.

Article XXVIII of the Southland Life Insurance Company Bylaws provides as follows:

ARTICLE XXVIII

INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

     SECTION 1. Authorization for indemnification of Directors and officers in actions by or in the right of a company to procure a judgment in its favor.

          (a) Any person made party to an action by or in the right of the Company to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a Director or officer of the Company, shall be indemnified against the reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense of such action, or in connection with an appeal therein, except in relation to matters as to which such Director or officer is adjudged to have breached his duty to the Company.

          (b) The indemnification authorized under paragraph (a) shall in no case include:

     (1) Amounts paid in settling or otherwise disposing of a threatened or a pending action with or without court approval; or

     (2) Expenses incurred in defending a threatened action or a pending action which is settled or otherwise disposed of without court approval.

     SECTION 2. Authorization for indemnification of Directors and officers in actions or proceedings other than by or in the right of a company to procure a judgment in its favor.

          (a) Any person made, or threatened to be made, a party in an action or proceeding other than one by or in the right of the company to procure a judgment in its favor, whether civil, criminal or administrative, including an action by or in the right of any other company of any type or kind, domestic or foreign, which any Director or officer of the Company, served in any capacity at the request of the Company, by reason of the fact that he, his testator or intestate, was a Director or officer of the Company, or served such other company in any capacity, shall be indemnified against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such Director or officer acted, in good faith, for a purpose which he reasonably believed to be in the best interests of the Company and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

          (b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such Director or officer did not act in good faith for a purpose which he reasonably believed to be in the best interests of the Company or that he had reasonable cause to believe that this conduct was unlawful.

     SECTION 3. Payment of indemnification other than by court award.

          (a) A person who has been wholly successful, on the merits or otherwise, in the defense of a civil, criminal, or administrative action or proceeding of the character described in Section 1 or Section 2 above shall be entitled to indemnification as authorized in such Section 1 or Section 2.

          (b) Except as provided in Paragraph (a) of this Section 3, any indemnification under Section 1 or Section 2 above, unless ordered by a court, shall be made by the Company only if authorized in the specific case:

     (1) By the Board of Directors acting by a quorum consisting of Directors who are not parties to such action or proceeding upon a finding that the Director or officer has met the standard of conduct set forth in Section 1 or Section 2, as the case may be; or

     (2) If a quorum of the Board of Directors is not obtainable with due diligence:

          (A) By the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in Section 1 or Section 2 above has been met by such Director or officer, or

          (B) By the stockholder (excluding the director or officer) upon a finding that the Director or officer has met the applicable standard of conduct set forth in Section 1 or Section 2 above.

          (c) Reasonable expenses incurred in defending a civil, criminal or administrative action or proceeding may be paid by the Company in advance of the final disposition of such action or proceeding if authorized under paragraph (b) of this Section 3 and if the Director or officer submits a written affirmation that he meets the standards necessary for indemnification and if the facts known to those making the determination would not preclude indemnification, but subject to a written undertaking of repayment if ultimately found not to be entitled to indemnification under the provisions hereof.

     SECTION 4. General

     The foregoing provisions of this Article XXVIII shall be deemed to be a contract between the Company and each Director and officer who serves in such capacity at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or therefore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

     The foregoing rights of indemnification shall not be deemed exclusive of any other rights to which any Director or officer may be entitled apart from the provisions of this Article XXVIII.

     The Board of Directors in its discretion shall have the power on behalf of the Company to indemnify any person, other than a Director or officer, made a party to any action, suit or proceeding by reason of the fact that he, his testator or intestate, is or was an employee of the company. Such indemnification shall be to the same extent and subject to the same standards as indemnification for a director or officer.

     SECTION 5. Liability Insurance

     The company and/or the Board of Directors may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the company or who is or was serving at the request of the company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, other enterprise or employee benefit plan, against any and all liability asserted against him and/or incurred by him in such capacity or arising out of his status as such a person, whether or not such person would be subject to or eligible for indemnification under the other provisions of this Article XXVIII.

REPRESENTATIONS PURSUANT TO SECTION 26(e)(2)(A)

Southland Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Southland Life Insurance Company.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

The prospectus.

Undertaking to file reports.

Rule 484 undertaking.

Representations pursuant to Section 26(e)(2)(A).

The signatures.

Written consents of the following persons:
Kimberly J. Smith (See Exhibit 2.).
Lawrence D. Taylor (See Exhibit 6.).
Ernst & Young LLP (See Exhibit 7.).

     The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

1.A.	(1)	Resolution of the Board of Directors of Southland Life Insurance Company establishing Southland Separate Account L1.[1]
	(2)	Not Applicable.
	(3)	(a)	Form of Underwriting Agreement between Southland Life Insurance Company and ING America Equities, Inc.[2]
		(b)	Distribution Agreement.
(i) Amendment to Southland Life Insurance Company Distribution Agreement.[9]
(ii) Amendment to Southland Life Insurance Company Distribution Agreement.[11]
		(c)	Schedule of Sales Commissions.[4]
(i) Compensation Schedule.[15]
(ii) Compensation Schedule (Bonus Schedule).[15]
		(d)	Specimen Wholesaling Agreement.[9]
		(e)	Specimen IIG Master Sales and Supervisory Agreement.[9]
		(f)	Specimen Broker-Dealer Supervisory and Selling Agreement for Variable Contracts.[9]
	(4)	Not applicable.
	(5)	(a)	Specimen Flexible Premium Adjustable Combination Fixed and Variable Life Insurance Policy.[5]
(i) Specimen Form of Montana Flexible Premium Adjustable Combination Fixed and Variable Life Insurance Policy.[7]
(ii) Specimen Form of Texas Flexible Premium Adjustable Combination Fixed and Variable Life Insurance Policy.[7]
		(b)	Adjustable Term Insurance Rider.[4]
		(c)	Accidental Death Benefit Rider.[4]
		(d)	Additional Insured Rider.[4]
		(e)	Children's Insurance Rider.[4]
		(f)	Exchange of Insured Rider.[4]
		(g)	Guaranteed Insurability Rider.[4]
		(h)	Waiver of the Cost of Insurance Rider.[4]
		(i)	Waiver of Specified Premium Rider.[4]
		(j)	Guaranteed Minimum Death Benefit Rider.[6]
		(k)	Fail Safe Endorsement.[8]
		(l)	Continuation of Coverage After Age 100 Endorsement.[9]
	(6)	(a)	Amended and restated Articles of Incorporation of Southland Life Insurance Company.[3]
		(b)	By-laws of Southland Life Insurance Company.[2]
	(7)	Not applicable.
	(8)	(a)	Participation agreement between Fred Alger Management, Inc. and the Company.[11]
		(b)	Participation agreement between Fidelity Variable Insurance Products Fund and the Company.[3]
(i) Amendment dated October 5, 2000, to the participation agreement between Fidelity Variable Insurance Products Fund and Southland Life Insurance Company.[12]
(ii) Amendment dated November 1, 2000, to the participation agreement between Fidelity Variable Insurance Products Fund and Southland Life Insurance Company.[12]
(iii) Amendment to the participation agreement between Fidelity Variable Insurance Products Fund and Southland Life Insurance Company.
(iv) Amendment to the participation agreement between Fidelity Variable Insurance Products Fund and Southland Life Insurance Company.
		(c)	Participation agreement between Fidelity Variable Insurance Products Fund II and the Company.[3]
(i) Amendment dated October 5, 2000, to the participation agreement between Fidelity Variable Insurance Products Fund II and Southland Life Insurance Company.[12]
(ii) Amendment dated November 1, 2000, to the participation agreement between Fidelity Variable Insurance Products Fund II and Southland Life Insurance Company.[12]
(iii) Amendment to the participation agreement between Fidelity Variable Insurance Products Fund II and Southland Life Insurance Company.
(iv) Amendment to the participation agreement between Fidelity Variable Insurance Products Fund II and Southland Life Insurance Company.
		(d)	Participation agreement between INVESCO Variable Investment Funds, Inc. and the Company.
(i) Amendment dated October 4, 2000, to the participation agreement between INVESCO Variable Investment Funds, Inc. and Southland Life Insurance Company.[12]
(ii) Amendment dated December 26, 2000, to the participation agreement between INVESCO Variable Investment Funds, Inc. and Southland Life Insurance Company.[13]
		(e)	Participation agreement between Janus Aspen Series and the Company.[3]
(i) Letter of Agreement between Security Life of Denver and Janus Capital Corporation. (Institutional Shares)
		(f)	Administrative services agreement between Security Life of Denver Insurance Company and Southland Life Insurance Company.[9]
		(g)	Administrative services agreement between INVESCO Funds Group, Inc. and Southland Life Insurance Company.[9]
		(h)	Participation agreement among The GCG Trust, Directed Services, Inc. and Southland Life Insurance Company.[12]
(i) Amendment dated December 29, 2000, to the participation agreement among The GCG Trust, Directed Services, Inc. and Southland Life Insurance Company.[13]
		(i)	Administrative and shareholder service agreement between Directed Services, Inc. and Southland Life Insurance Company.[11]
		(j)	Distribution and shareholder services agreement between Janus Distributors, Inc. and Southland Life Insurance Company. (Service Shares)[12]
(i) Letter of Agreement between Security Life of Denver and Janus Capital Corporation. (Service Shares)
		(k)	Form of participation agreement among Southland Life Insurance Company, ING Variable Partners, Inc., Aetna Life Insurance and Annuity Company, and ING Financial Advisers, LLC.
		(l)	Service Agreement between Southland Life Insurance Company and Fred Alger Management, Inc.[11]
		(m)	Participation agreement between Janus Aspen Series (Service Shares) and Southland Life Insurance Company.[12]
(i) Amendment dated December 29, 2000, to the participation agreement between Janus Aspen Series (Service Shares) and Southland Life Insurance Company.[13]
		(n)	Participation Agreement among Southland Life Insurance Company, Pilgrim Variable Products Trust and ING Pilgrim Securities, Inc.
		(o)	Participation Agreement among Security Life of Denver Insurance Company and Southland Life Insurance Company, Putnam Variable Trust and Putnam Retail Management, Inc.[16]
		(p)	Administrative and Shareholder Service Agreement among ING Pilgrim Group, LLC and Southland Life Insurance Company.
		(q)	Form of participation agreement among Southland Life Insurance Company, ING Income Shares, Inc., ING Variable Portfolios, Inc. and Aeltus Investment Management, Inc.
		(r)	Form of participation agreement among Southland Life Insurance Company, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc.
	(9)	Not applicable.
	(10)	Southland Life Variable Universal Life Insurance Application.[5]
		(a)	Application Insert Investment Feature Selection Form (Form No. 21-419 rev. 5/1/02).
		(b)	Specimen Application for Life Insurance Fixed and Variable Products (Form No. 110945).[18]
	(11)	Description of issuance, transfer and redemption procedures.[15]
B.	Not applicable.
C.	Not applicable.

2.	Opinion and Consent of Kimberly J. Smith as to securities being registered.

3.	Not applicable.

4.	Not applicable.

5.	Not applicable.

6.	Opinion and Consent of Lawrence D. Taylor.

7.	Consent of Ernst & Young LLP.

8.	Powers of Attorney.[17]

______________________

[1]	Incorporated by reference to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on October 6, 1995.

[2]	Incorporated by reference to the Registration Statement on Form N-4 for Southland Separate Account A1 (File No. 33-89574) filed with the Commission on February 17, 1995.

[3]	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Southland Separate Account A1 (File No. 33-89574) filed with the Commission on September 29, 1995.

[4]	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on May 10, 1996.

[5]	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on July 30, 1996.

[6]	Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on October 25, 1996.

[7]	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on April 30, 1997.

[8]	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on April 29, 1999.

[9]	Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on May 1, 2000.

[10]	Incorporated by reference to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-46294) filed with the Commission on September 21, 2000.

[11]	Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on October 13, 2000.

[12]	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-46294) filed with the Commission on December 19, 2000.

[13]	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 333-49880) filed with the Commission on January 25, 2001.

[14]	Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on April 19, 2001 (File No. 33-74190).

[15]	Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on April 24, 2001.

[16]	Incorporated herein by reference to the Form S-6 Initial Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on November 15, 2001 (File No. 333-73464).

[17]	Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form S-2 Registration Statement of ING Life Insurance and Annuity Company, as filed with the Securities and Exchange Commission on April 5, 2002 (File No. 333-60016).

[18]	Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on April 9, 2002 (File No. 33-74190).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Southland Life Insurance Company and the Registrant, Southland Life Separate Account L1, certify that they meet all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under Securities Act of 1933 and have duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on their behalf by the undersigned, hereunto duly authorized, and their seal to be hereunto fixed and attested, all in the City and County of Denver and the State of Colorado on the 10th day of April, 2002.

SOUTHLAND LIFE INSURANCE COMPANY
(Depositor)

BY:	/s/ Chris D. Schreier*
Chris D. Schreier
President, Director

SOUTHLAND LIFE SEPARATE ACCOUNT L1
(Registrant)

BY:	/s/ Chris D. Schreier*
Chris D. Schreier
President, Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement has been signed below by the following persons in the capacities with Southland Life Insurance Company and on the date indicated.

/s/ Chris D. Schreier*
Chris D. Schreier
President, Director

/s/ Robert C. Salipante*
Robert C. Salipante
Chief Executive Officer, Director

/s/ Wayne R. Huneke*
Wayne R. Huneke
Chief Financial Officer and Director

/s/ P. Randall Lowery*
P. Randall Lowery, Director

/s/ John R. Barmeyer*
John R. Barmeyer, Director

/s/ Mark A. Tullis*
Mark A. Tullis, Director

/s/ Thomas J. McInerney*
Thomas J. McInerney, Director

/s/ Shari A. Enger*
Shari A. Enger, Controller

* BY:	/s/ J. Neil McMurdie
J. Neil McMurdie
Attorney-in-Fact
April 10, 2002

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.A.(3)(b)	Distribution Agreement.
1.A.(8)(b)(iii)	Amendment to the participation agreement between Fidelity Variable Insurance Products Fund and Southland Life Insurance Company.
1.A.(8)(b)(iv)	Amendment to the participation agreement between Fidelity Variable Insurance Products Fund and Southland Life Insurance Company.
1.A.(8)(c)(iii)	Amendment to the participation agreement between Fidelity Variable Insurance Products Fund II and Southland Life Insurance Company.
1.A.(8)(c)(iv)	Amendment to the participation agreement between Fidelity Variable Insurance Products Fund II and Southland Life Insurance Company.
1.A.(8)(d)	Participation agreement between INVESCO Variable Investment Funds, Inc. and the Company.
1.A.(8)(e)(i)	Letter of Agreement between Southland Life Insurance Company and Janus Capital Corporation. (Institutional Shares)
1.A.(8)(j)(i)	Letter of Agreement between Southland Life Insurance Company and Janus Capital Corporation. (Service Shares)
1.A.(8)(k)	Form of participation agreement among Southland Life Insurance Company, ING Variable Partners, Inc., Aetna Life Insurance and Annuity Company, and ING Financial Advisers, LLC.
1.A.(8)(n)	Participation Agreement among Security Life of Denver Insurance Company and Southland Life Insurance Company, Pilgrim Variable Products Trust and ING Pilgrim Securities, Inc.
1.A.(8)(p)	Administrative and Shareholder Service Agreement among ING Pilgrim Investments, LLC, Security Life of Denver Insurance Company and Southland Life Insurance Company.
1.A.(8)(q)	Form of participation agreement among Southland Life Insurance Company, ING Income Shares, Inc., ING Variable Portfolios, Inc. and Aeltus Investment Management, Inc.
1.A.(8)(r)	Form of participation agreement among Southland Life Insurance Company, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc.
1.A(10)(a)	Application Insert Investment Feature Selection Form (Form No. 21-419 rev. 5/1/02)

2.	Opinion and Consent of Kimberly J. Smith as to securities being registered.

6.	Opinion and Consent of Lawrence D. Taylor.

7.	Consent of Ernst & Young LLP.